Exhibit 10.13

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[USAID FROM THE AMERICAN PEOPLE LOGO]

September 30, 2008

Mr. Eric J. Rey, President and CEO

Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 105

Davis, CA 95618

Subject:                             Cooperative Agreement No. AEG-A-00-08-00009-00

Dear Mr. Rey:

Pursuant to the authority contained in the Foreign Assistance Act of 1961, as amended, the U.S. Agency for International Development (USAID) hereby awards to Arcadia Biosciences, Inc., hereinafter referred to as the “Recipient”, the sum of $3,631,056.00 to provide support for a program “Abiotic stress tolerant rice and wheat for India” as described in the Schedule of this award and in Attachment B, entitled “Program Description.”

This Cooperative Agreement is effective and obligation is made as of the date of this letter and shall apply to expenditures made by the Recipient in furtherance of program objectives during the period beginning with the effective date 9/30/2008 and ending 9/29/2011. USAID will not be liable for reimbursing the Recipient for any costs in excess of the obligated amount.

This Cooperative Agreement is made to the Recipient on condition that the funds will be administered in accordance with the terms and conditions as set forth in Attachment A (the Schedule), Attachment B (the Program Description), and Attachment C (the Standard Provisions), all of which have been agreed to by your organization.

Please sign the original and all enclosed copies of this letter to acknowledge your receipt of the Cooperative Agreement, and return the original and all but one copy to the Agreement Officer.

Sincerely yours,

/s/ Kenneth E. Stein
Kenneth E. Stein
Agreement Officer

Attachments:

A.                    Schedule

B.                    Program Description

C.                    Standard Provisions

ACKNOWLEDGED:

BY:	/s/
TITLE:
DATE:

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A.                          GENERAL

1.	Amount Obligated this Action:	$2,162,023.00
2.	Total Estimated USAID Amount:	$3,631,056.00
3.	Total Obligated USAID Amount:	$2,162,023.00
4.	Cost-Sharing Amount (Non-Federal):	$18,593,366.00
5.	Activity Title:	ESP/Arcadia/Rice and Wheat
6.	USAID Technical Office:	EGAT/ESP
7.	Tax I.D. Number:	81-0571538
8.	DUNS No.:	135964760
9.	LOC Number:	N/A
10.	NMS Number:	2100/376

B.                  SPECIFIC

Commitment Doc Type:                                         PR

Commitment Nbr.:                                EGAT/ESP/IRBI(BIO)-0376

Line number:                                       1

BBFY:                                 2007

EBFY:                                  2008

Fund:                                       DV

Operating Unit:                           EGAT/ESP

Strategic Objective:                        A18

Distribution:                                  936-4235

Management:                               A074

BGA:                      997

SOC:                                   4100202

Amount:                                         $2,162,023.00

C.                     PAYMENT OFFICE

USAID

Office of the Chief Financial Officer

M/CFO/CMP, RRB 7th floor

1300 Pennsylvania Ave, NW

Washington, DC 20523

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TABLE OF CONTENTS

Attachment A		6

SCHEDULE		6

A.1	PURPOSE OF COOPERATIVE AGREEMENT	6
A.2	PERIOD OF COOPERATIVE AGREEMENT	6
A.3	AMOUNT OF COOPERATIVE AGREEMENT AND PAYMENT	6
A.4	COOPERATIVE AGREEMENT BUDGET	6
A.5	REPORTING AND EVALUATION	7
A.6	INDIRECT COST RATE	8
A.7	TITLE TO PROPERTY	8
A.8	AUTHORIZED GEOGRAPHIC CODE	8
A.9	COST SHARING	9
A.10	SUBSTANTIAL INVOLVEMENT	9
A.11	PROGRAM INCOME	10
A.12	COUNTRY-BY-COUNTRY BREAKDOWN OF EXPENDITURES	10

Attachment B		ii

MANDATORY STANDARD PROVISIONS FOR U.S., NONGOVERNMENTAL ORGANIZATIONS		26

1.	APPLICABILITY OF 22 CFR PART 226 (May 2005)	26
2.	INELIGIBLE COUNTRIES (MAY 1986)	26
3.	NONDISCRIMINATION (MAY 1986)	26
4.	NONLIABILITY (NOVEMBER 1985)	26
5.	AMENDMENT (NOVEMBER 1985)	27
6.	NOTICES (NOVEMBER 1985)	27
7.	SUBAGREEMENTS (June 1999)	27
8.	OMB APPROVAL UNDER THE PAPERWORK REDUCTION ACT (December 2003)	27
9.	USAID ELIGIBILITY RULES FOR GOODS AND SERVICES (April 1998)	28
10.	DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY MATTERS (January 2004)	31
11.	DRUG-FREE WORKPLACE (January 2004)	32
12.	EQUAL PROTECTION OF THE LAWS FOR FAITH-BASED AND COMMUNITY ORGANIZATIONS (February 2004)	33
13.	IMPLEMENTATION OF E.O. 13224 — EXECUTIVE ORDER ON TERRORIST FINANCING (March 2002)	34
14.	MARKING UNDER USAID-FUNDED ASSISTANCE INSTRUMENTS (December 2005)	34
15.	REGULATIONS GOVERNING EMPLOYEES (AUGUST 1992)	39
16.	CONVERSION OF UNITED STATES DOLLARS TO LOCAL CURRENCY (NOVEMBER 1985)	40
17.	USE OF POUCH FACILITIES (AUGUST 1992)	40
18.	INTERNATIONAL AIR TRAVEL AND TRANSPORTATION (JUNE 1999)	42
19.	OCEAN SHIPMENT OF GOODS (JUNE 1999)	44
20.	LOCAL PROCUREMENT (April 1998)	45
21.	VOLUNTARY POPULATION PLANNING ACTIVITIES - MANDATORY REQUIREMENTS (MAY 2006)	46

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II.	REQUIRED AS APPLICABLE STANDARD PROVISIONS FOR U.S., NONGOVERNMENTAL RECIPIENTS		48

	1.	NEGOTIATED INDIRECT COST RATES (1998)	48
	2.	PUBLICATIONS AND MEDIA RELEASES (MARCH 2006)	49
	3.	PARTICIPANT TRAINING (April 1998)	50
	4.	VOLUNTARY POPULATION PLANNING ACTIVITIES - SUPPLEMENTAL REQUIREMENTS (MAY 2006)	50
	5.	TITLE TO AND CARE OF PROPERTY (COOPERATING COUNTRY TITLE) (NOVEMBER 1985)	65
	6.	PUBLIC NOTICES (MARCH 2004)	70
	7.	COST SHARING (MATCHING) (July 2002)	70
	8.	PROHIBITION ON ASSISTANCE TO DRUG TRAFFICKERS (1999)	70
	9.	REPORTING OF FOREIGN TAXES (March 2006)	71
	10.	FOREIGN GOVERNMENT DELEGATIONS TO INTERNATIONAL CONFERENCES (January 2002)	72
	11.	USAID DISABILITY POLICY - ASSISTANCE (DECEMBER 2004)	73
	12.	HOMELAND SECURITY PRESIDENTIAL DIRECTIVE - 12 (HSPD- 12) (SEPTEMBER 2006)	73
	13.	PROHIBITION ON THE PROMOTION OR ADVOCACY OF THE LEGALIZATION OR PRACTICE OF PROSTITUTION OR SEX TRAFFICKING (JUNE 2005)	74

Attachment D			76

Attachment B-1			v

Attachment B-2			25

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Attachment A

SCHEDULE

A.1               PURPOSE OF COOPERATIVE AGREEMENT

The purpose of this Cooperative Agreement is to provide support for Arcadia Biosciences, Inc.’s program “Abiotic stress tolerant rice and wheat for India.”

A.2               PERIOD OF COOPERATIVE AGREEMENT

1.              The effective date of this Cooperative Agreement is 9/30/2008. The estimated completion date of this Cooperative Agreement is 9/29/2011.

2.              Funds obligated hereunder are available for program expenditures for the estimated period September 30, 2008 to September 30, 2010, subject to approval of performance through September 30, 2009 (See A.3.4 below).

A.3                 AMOUNT OF COOPERATIVE AGREEMENT AND PAYMENT

1.                 The total estimated amount of this Cooperative Agreement for the period shown in A.2 above is $3,631,056.00.

2.                 USAID hereby obligates the amount of $2,162,023.00 for program expenditures during the period set forth in A.2 above and as shown in the Budget below. The Recipient will be given written notice by the Agreement Officer if additional funds will be added. USAID is not obligated to reimburse the Recipient for the expenditure of amounts in excess of the total obligated amount.

3.                 Payment will be made to the Recipient by Letter of Credit in accordance with procedures set forth in 22 CFR 226.22.

4.                 Incremental funds up to the total amount of the Agreement shown in A.3.1 above may be obligated by USAID subject to the availability of funds, satisfactory progress of the program, and continued relevance to USAID program objectives.

A.4              COOPERATIVE AGREEMENT BUDGET

The following is the Agreement Budget. Revisions to this budget shall be made in accordance with 22 CFR 226. Each amount listed below is considered a ceiling amount for that particular Agreement Year:

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Budget

9/30/2008-9/29/2011

Year 1		Year 2		Year 3
Construction	$0	Construction	$0	Construction	$0
Contractual	$407,569	Contractual	$618,468	Contractual	$601,747
Indirect Costs	$201,986	Indirect Costs	$307,697	Indirect Costs	$247,443
All other Costs	$390,445	All other Costs	$484,090	All other Costs	$369,320
Total	$1,000,000	Total	$1,410,255	Total	$1,218,510

A. 5            REPORTING AND EVALUATION

1.                          Financial Reporting

In accordance with 22 CFR 226.52, the SF 269 and SF 272 will be required on a quarterly basis. The recipient shall submit these forms in the following manner:

a)             The SF 272 and 272a (if necessary) must be submitted via electronic format to the U.S. Department of Health and Human Services (http://www.dpm.psc.gov). A copy of this form shall also be submitted at the same time to the Cognizant Technical Officer (CTO).

b)             The SF 269 or 269a (as appropriate) shall be submitted to the CTO.

c)              In accordance with 22 CFR 226.70-72, the original and two copies of all final financial reports shall be submitted to M/CFO and the CTO. The electronic version of the final SF 272 or 272a shall be submitted to HHS in accordance with paragraph (1) above.

2.                           Program Reporting

a)               Detailed Implementation Plan (DIP):

The recipient shall follow the Evaluation Plan content and the schedule presented in the approved Detailed Implementation Plan (DIP), which shall be incorporated annually in the agreement by modification upon approval by the Cognizant Technical Officer (CTO).

b)               Mid-term evaluations:

The Recipient shall submit within 30 days after the project year (by October 31) the original report and one copy to the USAID CTO, and one copy to the USAID Development Experience Clearinghouse, 8403 Colesville Road, Suite 210, Silver Spring, MD 20910, USA (or email: docsubmit@dec.cdie.org)

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c)              Annual Report:

The format, content and time schedule of the Annual Report shall be submitted in a format and on a time schedule agreed to between the CTO and the recipient. Annual Reports are not required for those years when mid-term or final evaluations are submitted. The Annual Report shall contain the information as set forth in 22 CFR 226.51(d). The recipient shall submit an original and one copy of a performance report to the CTO. The performance reports are required to be submitted annually to the CTO within 90 days after the end of each project year.

d)             Final Evaluation:

The final performance evaluation shall briefly contain information set forth in 22 CFR 226.51(d). The Recipient shall submit within 90 days after the expiration or termination of the award, the original and one copy of the final evaluation, to the USAID CTO, the Agreement Officer, and one copy to the USAID Development Experience Clearinghouse, 8403 Colesville Road, Suite 210, Silver Spring, MD 20910, USA (or email: docsubmit@dec.cdie.org).

A.6                INDIRECT COST RATE

Within 90 days from the Award, the recipient shall submit a formal Indirect Cost Rate Proposal to their cognizant U.S. Government agency. In section A.4 each year has a ceiling dollar amount for all indirect costs for the given year. Pending establishment of revised provisional or final indirect cost rates, allowable indirect costs shall be reimbursed on the basis of the following negotiated provisional or predetermined rates and the appropriate bases:

Description	Rate	Base	Type	Period

Overhead	52.5%	(1/)	(1/)	(1/)

(1/)	Base of Application: Total Direct Costs
Type of Rate: Provisional
Period: until Amended

A.7                 TITLE TO PROPERTY

Property Title will be vested with the Recipient.

A.8                 AUTHORIZED GEOGRAPHIC CODE

The authorized geographic code for procurement of goods and services under this award is 000.

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A.9                  COST SHARING

The Recipient agrees to expend the cost share amount listed in the agreement on page 3. Guidance on Cost Sharing can be found in ADS 303.3.10 and 22 CFR 226.23.

A.10           SUBSTANTIAL INVOLVEMENT

Substantial involvement during the implementation of this Agreement shall be limited to approval of the elements listed below. The Agreement Officer may delegate the following approvals to the CTO, except for changes to the Program Description or the approved budget. Only the Agreement Officer may approve those changes, after review by the CTO.

a)             Approval of the Detailed Implementation Plan (DIP), submitted to USAID/EGAT/ESP, and any subsequent revisions. EGAT/ESP staff and technical specialists will review the DIP and meet with the recipient to discuss strengths and weaknesses. The DIP will provide a plan for the program, including plans for baseline and final surveys and collection of required indicators. Substantial changes resulting in any revisions to specific activities, locations, beneficiary population, international training costs, international travel, indirect cost elements, or the procurement plan may require a formal modification to the Agreement by the Agreement Officer. The approved DIP will supplement the initial Program Description in the Agreement and form part of the official documentation.

b)             Approval of key personnel to include the following positions:

Project Director	Vic Knauf, (Arcadia Biosciences)

Project Director	Usha Zehr, (Mahyco)

c)              USAID involvement in monitoring progress toward the achievement of program objectives during the performance of this Agreement, include written guidelines for the contents of annual reports, and mid-term and final evaluations in accordance with 22 CFR 226.51.

d)             Agency and Recipient Collaboration or Joint Participation.

1.                        Collaborative involvement in selection of advisory committee members. (If the program will establish an advisory committee that will provide advice to the recipient).

2.                        USAID concurrence on the substantive provisions of the subawards.

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3.                      Approval of the recipient’s monitoring and evaluation plans.

4.                      Agency monitoring to permit specified kinds of direction or redirection because of interrelationships with other projects.

A.11                              PROGRAM INCOME

The Recipient shall account for Program Income in accordance with 22 CFR 226.24. Program Income earned under this award shall be added to the project.

A.12                              COUNTRY-BY-COUNTRY BREAKDOWN OF EXPENDITURES

Recipient shall list each country included in the program and the total amount expended for each country under the award for the reporting period in the “Remarks” block on the “Financial Status Report” SF 269 or SF 269A, or on a separate sheet of paper with the “Request for Advance or Reimbursement” SF 270.

-End of Schedule-

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Attachment B

PROGRAM DESCRIPTION

Productivity of rice wheat systems in South Asia

Increasing the productivity and sustainability of rice and wheat systems in South Asia is critical for the poor inhabitants of the region and a high priority for the U.S. Agency for International Development. South Asia is home to almost 1.5 billion people, including over 30 percent of the world’s malnourished people. Essentially all of the arable land is already under cultivation, therefore expansion in crop area is no longer possible and meeting future cereal demand will require higher rates of improvement in cereal yields. Declining agricultural productivity in South Asia would have far reaching consequences. The importance of rice and wheat yields for food security for producers and consumers alike, both rural and urban, cannot be overstated, and with more than 70 percent of the population living in rural areas, increases in agricultural productivity would have a large impact on livelihoods of the poor.

USAID intends to support a range of interventions to increase farmer incomes and make agricultural systems more productive and resilient to climate change and to reduce their environmental impact. These interventions include the dissemination of resource conservation technologies, the deployment of new rice and wheat varieties bred with advanced molecular techniques, and the harnessing of public private partnerships to develop and deliver abiotic stress tolerant transgenic varieties.

Abiotic stress and climate change

Abiotic stresses such as drought, salinity, heat or soil nutrient deficiencies are a constraint to rice and wheat production in South Asia. The region is also significantly impacted by climate variability even though some areas have a relatively high level of irrigation. Under most projected climate change scenarios for South Asia, heat stress and water availability will emerge as major constraints, with floods and drought both increasing in frequency and severity. The introduction of crops with enhanced tolerance to abiotic stresses will be an important strategy to increasing agricultural productivity, and hence farmer livelihoods and regional food security, under these anticipated impacts of climate change.

Additionally, many farmers do not have access to affordable nitrogen fertilizers. Where nitrogen fertilizers are used, much of the applied nitrogen is lost to the environment, contributing to greenhouse gases and aquatic pollution. Rice and wheat varieties with enhanced nitrogen use efficiency would allow farmers to obtain greater yields and reduce input costs while reducing water pollution and greenhouse gas emissions through more efficient fertilizer use.

Public-private partnerships to develop biotech crop solutions

The private sector can play an important role in improving cereal productivity for South Asia; it has developed promising technologies and has expertise in product development and delivery. However at the present time, the large number of poor farmers, high cost of cultivar development, and uncertainty over regulatory frameworks, market acceptance and product stewardship argue for effective public-private partnerships so that increases in yield occur concurrently with the development of a robust commercial sector to address the needs of the poor. Partnerships with the public sector can increase the chance of success by helping to allay financial and management risks of the companies involved, and by promoting broader distribution and increased market access for the technology. The public sector can additionally provide funding for the development of improved seed for those farmers who lack adequate resources to participate in developing markets. Public sector investments ensure that biotechnology products reach disadvantaged and smallholder farmers sooner. USAID takes a broad view of the role of the public sector in increasing access to biotechnology and envisions supporting interventions ranging from technology development to capacity building for enhanced product distribution and delivery.

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USAID’s agricultural biotechnology program

USAID views biotechnology as a valuable tool for increasing the productivity, environmental sustainability and economic viability of agricultural systems and works to provide access to these tools to scientists around the world. These tools can then be used to provide improved crop varieties to smallholder farmers. USAID has implemented projects to develop new crop varieties using the tools of biotechnology and has assisted in developing associated biosafety frameworks in many countries since the early 1990s. Working through innovative partnerships involving partner country governments and US and partner country public sector research institutions, universities, private firms and foundations, USAID intends to maximize local ownership and support of technology development projects. USAID’s biotechnology program supports crop improvement at all stages of the pipeline from laboratory research to field trials to commercialization and delivery of technology, thereby ensuring that research investments lead to new crops in farmers’ fields. Parallel investments in partner countries assist in building effective regulatory systems to ensure that appropriate safety measures are taken while moving bioengineered crops through the development process. Assistance is also provided to build public sector capacity to access and manage proprietary technologies.

Biotech crop development in South Asia

India will be the initial partner country for development and deployment of new biotech rice and wheat varieties. India currently has the most advanced biosafety regulatory system in South Asia and leads the region in the adoption of biotech crop varieties. India also has a growing level of public and private biotechnology investment and a high level of technical and institutional capacity among potential partners, both public and private. As program goals are achieved in India, it is expected that there will be important spillover benefits to South Asian countries as well as to other developing countries with similar abiotic constraints on agricultural productivity. Technologies with demonstrated potential in India can, for example, be extended to Bangladesh and Pakistan at reduced cost and effort.

Program Description

Program Goals and Objectives

This Annual Program Statement (APS) outlines the intent to establish public-partnerships to evaluate, develop, and/or broaden deployment of transgenic technologies conferring tolerance to abiotic stresses such as drought, salinity, heat and for improving nitrogen use efficiency in rice and wheat. Through this APS, USAID will facilitate the evaluation of selected technologies under field conditions in India, the most promising of which may be selected for further development and delivery to Indian farmers, and, eventually South Asian farmers. Private-sector firms are especially encouraged to apply, though all technology developers will be considered, including public and private universities and research institutions. This project will focus on advanced stages of the product development process, beginning with the evaluation of a range of promising trait-crop combinations in field trials under local conditions and continuing with the development of a regulatory package and deployment strategy for selected technologies.

For each technology selected, USAID intends to support partnerships that may include any combination of the technology provider, an Indian public sector institution and/or an Indian private sector partner. Through this APS USAID will provide initial grants to technology providers and their partners for the purpose of evaluating selected technologies under field conditions in India, and where results are sufficiently promising, develop a plan to commercialize the technology. After a period of 2-3 years, USAID expects to select several of these technologies for further field testing, product development, biosafety data package assembly and eventual delivery of improved varieties to farmers. Technology providers may build on existing collaborations and establish partnerships themselves or request USAID assistance in identifying appropriate public and/or private partners in India. Future support for this program is subject to the availability of funding, and USAID may choose to support all, some or none of the selected technologies in future funding cycles through other mechanisms.

In addition to providing grants, USAID may leverage additional contributions, both financial and in-kind, from other donors. USAID may provide assistance, if needed, in selecting partners and/or developing a commercialization strategy for each technology. USAID may also provide assistance, if needed, with

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meeting biosafety requirements in India by mobilizing resources through related USAID programs. Grant recipients and their partners, however, will ultimately be responsible for obtaining all required permits related to the transport, importation, environmental release and commercialization of transgenic materials. Grantees may also provide additional resources in the form of equipment, facilities, and technical expertise.

Technologies

Eligible technologies will be those that use bioengineering (transgenic, biotech) methods to confer abiotic stress tolerance to rice and wheat. Targeted traits include drought tolerance, salinity tolerance, heat tolerance, and nitrogen use efficiency. Strong preference will be given to technologies that have been field tested in a monocot crop plant; demonstrated effectiveness in rice and/or wheat would be desirable.

USAID is particularly interested in technologies that address projected climate change scenarios, such as reduced grain yield due to higher temperatures and variable or reduced water supply. Technologies that reduce the environmental impact of agriculture, such as by limiting greenhouse gas emissions, fertilizer applications or energy inputs, or that reduce farmer risk, by increasing crop resilience, are also of significant interest. This APS will not support evaluation or development of traits that do not directly confer abiotic stress tolerance, such as pest or disease resistance, nutritional enhancement or herbicide tolerance, except as additional stacked traits.

Technical Application

The Recipient’s Technical Application Submission entitled “Development and Commercialization of Nitrogen Use Efficient, Salt-Tolerant and Drought-Tolerant Rice and Wheat for India,” dated 9/24/08 and submitted in response to APS M-OAA—EGAT-08-1108, is hereby incorporated as attachment (B-1). Further, the Branding Strategy, and Marking Plan will be incorporated as Attachment B-2 to this award within 45 days of award per provision 14 (c)(2).

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Attachment B-1

Technical Proposal dated 9/24/08

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Cover Page

Full Proposal

Development and Commercialization of Nitrogen Use Efficient, Salt-Tolerant and Drought-Tolerant

Rice and Wheat for India

USAID’s Office of Environment and Science Policy

Annual Program Statement on

Abiotic Stress Tolerant Bioengineered Rice and Wheat

APS Number: M-OAA-EGAT-08-1108

Applicant Information

Name and Address of Organization	Arcadia Biosciences, Inc.
202 Cousteau Place, Suite 105
Davis, CA 95618

Type of Organization	For-profit

Contact Point	Dr. Vic Knauf
Chief Scientific Officer
	Telephone:	530-756-7077
	Fax:	530-756-7027
	Email:	vic.knauf@arcadiabio.com

Names of other organizations applied to and/or funding the proposed activity	None

Signature of Authorized Representative
/s/ Eric J. Rey
Eric J. Rey
President and CEO

This application includes data that shall not be disclosed outside the U.S. Government and shall not be duplicated, used, or disclosed — in whole or in part — for any purpose other than to evaluate this application. If, however, a cooperative agreement is awarded to this applicant as a result of, or in connection with, the submission of this data, the U.S. Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting cooperative agreement. This restriction does not limit the U.S. Government’s right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained.

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Executive Summary

Drought, salinity, and low nitrogen fertilizer inputs present significant hurdles to agricultural productivity in India. Arcadia Biosciences, Inc. (Arcadia) has demonstrated and is further developing technologies for nitrogen use efficiency, salt-tolerance, and drought-tolerance in crops in the field. Arcadia and Maharashtra Hybrid Seeds Company Ltd. (Mahyco), a leading developer and seller of crop seeds in India, have an existing agreement to co-develop nitrogen use efficient rice & wheat varieties and, separately, salt-tolerant rice and wheat varieties for India. Arcadia, in cooperation with Mahyco, seeks funding from USAID to develop and commercialize rice and wheat plants incorporating all three traits (nitrogen efficiency, salt-tolerance, and drought tolerance) in Indian rice and wheat varieties.

Program Description

A three year major program is proposed here as an active and committed effort by grant applicant Arcadia and Indian commercial partner Mahyco. Arcadia and Mahyco will meet with representatives of the USAID sponsoring program at the outset to define priorities for targeted growing areas within India; priorities for traits and varietal types of rice and wheat; and to plan and lay out the steps to achieve regulatory approvals and grower acceptance of novel technologies. Arcadia and Mahyco will regularly report progress to the USAID and will host scheduled meetings, lab visits, and field trips on a regular basis to keep the USAID fully up to date.

Gene constructs, appropriate specific methodology associated with the target traits, the NUE wheat event, conduct of the greenhouse gas impact studies, and an active role in reviewing findings at each step will be directly provided by Arcadia. Mahyco will undertake the wheat (other than NUE wheat) and rice transformation work and all transgenic field trials in India as a subcontractor to Arcadia. The partners will work together closely to maximize progress.

As the sole Indian licensee of the Arcadia technology described here, Mahyco will determine the commercialization paths of varieties developed under the auspices of this research program. The program will significantly reduce risk and the time to develop technology and products that are needed now.

Goals and Objectives

The goals are to develop and test high yielding varieties of rice and wheat specifically adapted to agriculture in India that contain introduced genes conferring significantly increased nitrogen use efficiency (NUE), water use efficiency (WUE), tolerance to short periods of drought (DT), and salinity tolerance (ST). These lines of rice and wheat should be constructed such that regulatory approvals by the Indian government will be straightforward. In each case, the yield demonstrated in the field at multiple locations under limiting conditions of nitrogen, water, or water quality shall be at least ten per cent higher than the corresponding control variety lacking the introduced gene. The ultimate goal is to commercialize planting seed to be available broadly to Indian farmers.

The objectives of the three year program are to have by the end of 2011:

1.              Two years of field trial data from multiple locations in India for lines of indica rice with enhanced NUE and ST;

2.              Breeding and variety development well underway and targeted for all key rice and wheat growing areas where the technology will make a significant impact;

3.              Initial field trial evaluation data in hand for rice containing all three technologies combined;

4.              Initial field trial results for NUE wheat lines and for ST wheat lines;

5.              T2 generation seed in hand for DT wheat;

6.              T1 generation seed in hand for wheat with all three technologies combined.

Nitrogen Use Efficiency—Background

Nitrogen fertilizer enables farmers to achieve the high yields that drive modern agriculture and fertilizer use is increasing substantially as the global population and food requirements continue to grow. While nitrogen fertilizer is effective in driving crop yields, most crop plants absorb less than 50% of the nitrogen applied to the fields. Nitrogen fertilizer is manufactured from natural gas and as a result the current high prices for oil and gas are driving an increased cost of fertilizer for the farmer. In addition much of the unabsorbed nitrogen escapes into the air and waterways, thereby polluting the environment.

Agriculture is the second largest industry contributor to greenhouse gas (GHG) emissions that lead to Global

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Warming (Figure 1). These agricultural emissions are largely driven by the use of nitrogen fertilizer, which naturally converts to nitrous oxide in the soil and is released into the air. Nitrous oxide is 300 times more powerful than carbon dioxide (C02) as a greenhouse gas; agriculture emits 84% of global nitrous oxide. Each metric ton of nitrogen applied as fertilizer to fields results in 6-15 metric tons of GHG emissions.

Figure 1. Greenhouse gas emissions by sector.

Nitrogen Use Efficiency—Technical Approach

Engineering of plants to be more nitrogen efficient would both increase farmer’s productivity and decrease the environmental impact of nitrogen applications. The Nitrogen Use Efficiency (NUE) technology developed at Arcadia is based on modulating the expression of an aminotransferase gene. While the GS/GOGAT cycle is the major route of nitrogen (N) assimilation in plants, altering the expression of enzymes directly involved in this cycle has not led to reproducible, field-demonstrated NUE. Aminotransferases are integral to N assimilation for the production of amino acids and N allocation in plants. Alanine aminotransferase enzymes catalyze the reversible formation of alanine and 2-oxoglutarate from glutamate and pyruvate. Increased NUE in transgenic plants expressing an alanine aminotransferase (AlaAT) from Hordeum vulgare under the control of a stress-inducible promoter from the Brassica napus turgor-responsive gene (btg26) was first demonstrated in canola (Good et al., 2007).

Arcadia’s NUE technology enables plants to absorb and utilize nitrogen fertilizer much more efficiently than their non-transgenic controls. This results in the same high yields as conventional crops while using half as much nitrogen fertilizer, or higher yields if using the same amount of fertilizer. In either case, less nitrogen escapes into the water and air. Arcadia has granted licenses to multiple commercial seed companies for development and commercialization of this technology in crops, including: Monsanto (canola), DuPont/Pioneer (corn), Scott’s Company (turf), SES Vanderhave Seeds (sugar beets), Mahyco (multiple crops), and CSIRO/ACPFG (wheat and barley).

Nitrogen Use Efficiency Technology—Efficacy Data in Canola

Canola expressing btg-AlaAT has been extensively field tested for NUE by Arcadia since 2002. This work has progressed over 7 field seasons in the Imperial Valley of California and throughout the upper Midwestern United States. Typical results from application of urea fertilizer are shown in Figure 2A. Both the transgenic line and control plants respond to the application of N. Similar seed yields were achieved in the transgenic line using 66% less nitrogen than the control, Westar. In addition, seed yield was increased in the transgenic line by as much as 33% over the control at conventionally applied nitrogen levels.

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Figure 2. Seed yield of field grown NUE canola (A) and biomass accumulation (B).

The transgenic plants accumulated significantly more biomass before bolting (Figure 2B) and the primary increase was in shoot biomass (data not shown). Extensive analyses on btg-AlaAT transgenic canola plants and seeds did not show any significant compositional differences at maturity. The plants showed no differences in nitrogen, phosphorus or potassium content. In addition, the seeds contained no differences in moisture content, size, protein content, amino acid composition, oil percentage or fatty acid composition.

In addition to field studies, a greenhouse test system for biomass accumulation in the NUE transgenic plants has been established. The system is used to study the time course of biomass accumulation, the molecular and biochemical basis for the accumulation and for preliminary screening of new transgenic events.

Nitrogen Use Efficiency Technology—Efficacy Data in Rice

In addition to demonstrated field success in canola, Arcadia has promising NUE results in several varieties of japonica rice. In these experiments AlaAT is expressed under the control of the rice homologue of the btg related promoter OsAnt1. Both greenhouse and preliminary field trial results from Brawley, CA have shown increases in seed yield, panicle number and biomass in the transgenic lines as compared to controls under various nitrogen treatments. Figure 3A shows the grain yield differences of the transgenic lines (N4-13 and N4-15) as compared to the Nipponbare control under different applied nitrogen rates. Figure 3B shows that the increase seed yield is due to an increase in panicle number. These data are consistent with early generation data on these plants published recently by Shrawat et al (2008).

Figure 3. Transgenic rice lines outperform the parental variety control (Nipponbare).

Our field results, though promising, come from a nontypical rice growing region (too hot and too dry). The OsAnt1-AlaAT rice plants are currently being tested a replicated field trial that was planted on May 22, 2008 in Fresno, CA (a rice growing region). In addition to regulations imposed by the USDA, this trial is being conducted under additional regulations set by the California Rice Commission. Multiple lines from five events

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of the variety Nipponbare and 2 events of the variety Taipei are included along with the parental varieties and null sibling controls. The plants are being grown under four different nitrogen regimes and will be scored for tiller number, shoot biomass, panicle number and grain yield. Results from this field trial are expected in November 2008.

Salt Tolerance, Drought Tolerance and Water Use Efficiency Technologies—Background

Approximately 234 million hectares of irrigated cropland provides about 40 percent of the world’s food supply. Approximately 25-30% of this area is impacted by salinity, and continued irrigation leads inexorably to increasing salinization (Figure 4). These lands are either in production with suboptimal yields, or they have been taken out of production entirely. The cost of yield losses associated with salinity is estimated to be in excess on $20 billion annually. Rice is an especially salt-sensitive crop, with yield losses of 25% on water with E.C.W of about 4.6 (Grattan et al, 2002). However, accumulation of salts in the soil has a much stronger impact on yield, with 50% yield losses seen with E.C.e of 3.6 approaching 50% (Maas, 1986). In India, 7MHa of irrigated land (17% of the total irrigated land) is salt-affected (Ghassemi et al, 1995), but 21MHa of all land, including rain fed land is salt affected (FAO TERRASTAT).

Figure 4. Percent of Agricultural Land that is Saline

Modern agriculture is also highly water intensive, using approximately 80 percent of world water withdrawals. The UNESCO World Water Assessment Program forecasts a 40 percent increase in global freshwater demand and a corresponding 35 percent decrease in per capita supply by the year 2025. In India, sources of irrigation water are being increasingly used for industrial and urban sectors. Water scarcity, drought stresses, and declining irrigation combine to reduce yields and increase the risk of production. This becomes a challenge to resource-poor farmers who may not then invest in the infrastructure and technologies needed to bring cultural practices to a level of sophistication required to mitigate the poor water supply (Rosegrant et al., 2008). While the monsoon provides ample water to sustain soil moisture in the northeast and southwest, more than two thirds of cropped lands are vulnerable to droughts of different magnitude and duration as a result of variability in monsoon onset, withdrawal, and interruption (Prabhakar and Shaw, 2008). The ability to productively manage crops in saline environments and reduce reliance on fresh water is critical for food security and water availability. Equally important is the need to provide crops that can reduce the risk of water availability while maintaining or improving yields.

Salt Tolerance Technology—Technical Approach

Arcadia’s salinity-tolerance technology is based on the overexpression of plant vacuolar Na+/H+ antiporter(s) (NHXs) (Apse et al., 1999, Zhang and Blumwald, 2001). Vacuolar NHXs catalyze the electroneutral exchange of cytoplasmic sodium (and potassium) with vacuolar protons. NHX overexpression promotes the sequestering of sodium ions into the vacuoles of the cells, where it is not toxic and contributes favorably to the osmotic balance of the cells and plant tissues. This strategy, which is based on the characteristic high activity of vacuolar NHX activity observed in salt tolerant halophytes, promotes the tolerance of shoot tissues to sodium. There is also evidence that the overexpression of NHX in roots promotes K+ homeostasis under saline conditions (see below). It permits the growth and production of seed under salinity stress levels that would otherwise have a negative impact on yield. The technology is applicable to a wide range of crops,

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including corn, rice, soybeans, wheat, and vegetables. Arcadia’s salt-tolerance technology can improve farming efficiencies and reduce the need to expand agricultural activities into new areas. In addition, this technology can reduce the need for fresh water by allowing increased use of lower quality (brackish) water.

Salt Tolerance Technology—Efficacy Data in Rice and Wheat

Arcadia’s salinity tolerance technology has been demonstrated in multiple model and agricultural crops, including Arabidopsis, tomato, canola, wheat, cotton and rice. The technology has been validated by many academic researchers (Fukuda et al., 2004, Verma et al., 2007, and references therein). Arcadia is testing two transgenic rice events in field tests in California (planted May 22, 2008), and 12 lines which are in greenhouse tests. The lines currently being field tested performed very well in greenhouse trials. On chronic exposure to high salinity stress (E.C.W=6.7), independent transgenic rice lines over-expressing AtNHX1 (G5 and G6) retained 40% of their yield, while the controls (Null and WT) retained only 20% (Figure 5). While the salinity treatments in the greenhouse experiments are much higher than those of agronomic relevance, the 2008 field trials will impose two stress levels (E.C.W=3.1 and 5.6) that typically lead to yield losses of 25% and 50% respectively in rice. Parallel experiments that implement these more moderate stress treatments are being performed in the greenhouse this year.

Figure 5. Relative yields of transgenic (NHX) and control rice lines in greenhouse.

Arcadia and Mahyco seek to test and develop the NHX technology in wheat. There are some encouraging results in wheat reported by Xue et al. (2004) using NHX overexpression in wheat in laboratory and field tests. Transgenic wheat, expressing AtNHX1 under the control of a 35S CaMV promoter, showed a much smaller reduction in grain yield under very high salinity (soil E.C.=10.6 dS m-1). Root ion homeostasis was improved in the transgenic wheat lines, as they retained more potassium under saline treatment (Xue et al., 2004). The retention of potassium in the roots is consistent with the transport properties of AtNHX1 (and other vacuolar NHX antiporters). This antiporter has selectivity for potassium that is up to twice that of sodium (Yamaguchi et al., 2003). A high level of expression in the roots would promote potassium accumulation in the vacuoles of root cells. Moreover, the ability to maintain potassium concentrations in the root has been correlated to salinity tolerance in wheat (Cuin et al., 2008).

Drought Tolerance and Water Use Efficiency Technology—Technical Approach

The technology being developed at Arcadia to address water deficit stress is based on the production of cytokinins under stress conditions. This approach has been shown in tobacco to be effective at preserving yields under chronic deficit irrigation and at mitigating yield loss under extended periods of soil drying. The transgenic construct (pSARK-IPT) contains a maturation-induced promoter (SARK) that controls the expression of isopentenyltransferase (IPT), which is the rate-limiting enzyme in cytokinin biosynthesis. Plants typically respond to water stress by reducing transpiration. Initially this will induce stomatal closing. Senescence and abscission of leaves for the recovery of nitrogen and photoassimilates and the reduction of canopy size are typical adaptive responses which allow plants to set seed under prolonged or severe stress. However, the yield is greatly reduced. In crop plants, a severe yield reduction is considered crop failure.

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Better control over senescence initiation provides protection against yield losses in pSARK-IPT transgenic plants subjected to limiting water conditions.

Drought Tolerance Technology—Efficacy Data in Tobacco

This technology has been successfully tested in tobacco, both in greenhouse (Rivero et al., 2007) and under field conditions. Rivero et al. (2007) reported that the pSARK-IPT transgenic tobacco recovered from extreme drought (Figure 6). Biomass and seed yields from wild type plants were dramatically reduced (due to senescence and leaf death), while the transgenic plants recovered from wilting and continued to complete their life cycle with good seed yields.

WT pSARK-IPT

Figure 6. Recovery from soil drying in pSARK-IPT transgenic tobacco and wild type control plants.

In separate experiments in which plants were watered regularly but at reduced rates, the transgenic pSARK-IPT lines lost only 10% in biomass and seed yield, while the wild type controls suffered a 60% loss. The response of the transgenic tobacco to these greenhouse treatments suggests that the technology is appropriate for addressing crop performance during either short term drought, which can lead to crop failure, or prolonged water stresses which reduce yields dramatically in the non-transgenic control. Under conditions of chronic deficit irrigation in the greenhouse, transgenic tobacco plants continued to show little reduction in rates of photosynthetic carbon assimilation, while untransformed controls showed a reduction of up to 50% (Blumwald, unpublished).

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Preliminary data from testing in the field, although under conditions of heat stress in addition to prolonged water deficit stress, are consistent with the results from greenhouse testing. Under reduced watering, the pSARK-IPT transgenic lines (T2-36 and T4-24) produced greater biomass (Figure 7A) and seed yield, estimated from capsule numbers (Figure 7B). No yield penalty was observed under control treatments.

A.	Biomass weight [FW, g/plant]	B.	Capsule number per plant

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Figure 7. Field biomass and seed yield of pSARK-IPT tobacco and control (SR-1) line.

Drought Tolerance and Water Use Efficiency Technology—Application to Rice and Wheat

The transformation of both indica and japonica rice with pSARK-IPT at Arcadia, to test the efficacy of this technology in monocots, is underway. Since the trait is untested in monocots, there are two significant questions that need to be resolved. First, does cytokinin production in monocots inappropriately inhibit the rapid remobilization of nitrogen and photoassimilates from leaves and stems to the grain? Second, is the pSARK promoter, isolated from pea, appropriately activated in response to stress and senescence stimuli in monocots? We expect data in a monocot in 2008 (in experimental transgenic lines of japonica rice) that will determine if cytokinins can be produced in monocots under the control of a pea senescence-sensitive promoter without yield penalty. Arcadia is currently funding a four-year research program at the University of California at Davis to further study and optimize this drought tolerance trait in both dicotyledonous and monocotyledonous crops.

Combined Technologies—Description

Rice and wheat crops are often affected by different abiotic stresses during a single growing season. Therefore, combining NUE and drought and salinity tolerance technologies into a single construct is technically and strategically advantageous even without considering the potential synergies between the technologies. NUE promotes more vigorous growth and yield, which in itself is a positive effect on absolute yields under abiotic stress. Vigor in the absence of stress is a selected trait in breeding for yields under stress. Early vigorous growth in NUE plants will improve yields in the face of salinity and/or water deficit stresses that may occur over the growing season. Ion homeostasis in NHX transgenics is biochemically less expensive than the increased synthesis of compatible solutes alone (which consume valuable nitrogen and photoassimilates). This less expensive osmotic adjustment in NHX transgenic plants should promote shorter periods of stomatal closing and therefore improve water (and nutrient) acquisition. Arcadia’s drought tolerance technology, while untested in monocots, holds great promise because of its potential contribution not only to drought tolerance, but to tolerance of other stresses that might promote early senescence and the consequent loss of yield. Such stresses include salinity, heat, and other abiotic stresses that induce oxidative damage. Like NHX transgenics, pSARK-IPT transgenic plants show some evidence for improved yield even under “control” treatments. The combination of all these traits into a single construct should speed the production of wheat and rice lines carrying all three traits.

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However, synergies are expected between the NUE and abiotic stress tolerance technologies. While over expression of NHX promotes ion homeostasis, the dramatic upregulation of antioxidant enzyme activities and the dramatically reduced redox state of the antioxidant pools pSARK-IPT plants suggest that the combined NHX/pSARK-IPT plants will be better equipped to handle oxidative stress. For example, as soil moisture decreases during a dry episode, or if soil moisture is chronically reduced over a season because of water scarcity, the plants will face salinity stress (higher concentration of dissolved solutes in the soil) and water deficit stress, as well as temperature stress. As stomatal apertures decrease, transpirational cooling capacity is reduced. Here, a combination of NHX and pSARK-IPT technologies is complementary.

The pSARK-IPT technology may have a very dramatic effect on NUE, even in transgenic NUE plants. The pSARK-IPT plants promote a stay-green phenotype in tobacco. Stay-green phenotypes in sorghum and maize retain photosynthetic competence late in the season as well as under conditions of water deficit stress; this translates into superior yields (Thomas and Howarth, 2000). The combination of improved nitrogen uptake in NUE transgenics with an extension of source leaf longevity in pSARK-IPT plants may predict even greater rice and wheat yields.

Because of the risks for the drought tolerance technology outlined above, we consider the possibility that pSARK-IPT will not be optimally expressed in wheat and/or rice. Proof of concept rice and wheat lines are currently being advanced and will be available for characterization of expression of IPT in the late summer and fall of 2008. Should the data suggest that the pSARK promoter is not appropriate for IPT expression in either rice or wheat, we anticipate modifying a combined construct to NHX plus NUE, rather than a combination of the three technologies, as planned. We would make this determination in review with USAID as soon as the data become available.

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While Arcadia proposes here to combine NUE, salt tolerance and drought tolerance technologies into both rice and wheat, development and testing of each of these technologies (NUE and NHX) is already a commitment undertaken by Arcadia and its Indian commercial partner, Mahyco, the development of commercial lines containing all three traits within a single construct has the potential to speed deployment and consequent benefits in India. Testing of the combined traits will occur in parallel with the individual traits at field testing sites in India.

Expected Impact

Potential Economic Impacts of Arcadia Traits on Rice Production

India has over 46 million hectares of rice under cultivation and is the single largest rice producer in the world (China is a distant second at 29 million hectares). Rice is farmed throughout the subcontinent and is an essential staple in India’s culture and economy. However, despite the importance of rice in Indian agriculture, India’s average rice yields (1.69 tons/hectare) lag well behind those of other important rice growing regions such as China (3.54 tons/hectare), Indonesia (2.28 tons/hectare), Vietnam (2.47 tons/hectare) and Bangladesh (2.11 tons/hectare). India’s low rice yields can be attributed to many factors, including poor soils and soil management, low levels of agricultural inputs (high-yielding varieties, water, fertilizer and chemicals), and poor agricultural practices. However, this also means that there is an opportunity for significant improvement before the maximum yield potential of Indian rice varieties is likely to be reached.

The introduction of abiotic stress tolerance traits like NUE, salt-tolerance, and drought-tolerance in rice is expected to have a positive impact on yields and significantly improve the economics of Indian growers. The impact will, of course, vary from region to region and will depend on many factors, but assuming a 10% yield increase in rice from salt-tolerance and drought-tolerance technologies, the range of value creation on the farm is expected to be between $16.73/hectare in low yielding regions such as Madhya Pradesh, and $100.43/hectare in high yielding regions such as Punjab. Similarly, assuming a 15% yield increase and 20% nitrogen cost savings from NUE technology, the range of value creation on the farm is expected to be between $31.11/hectare in Madhya Pradesh, and $144.04/hectare in Punjab (Table 1 below). If these technologies are implemented on 30% of India’s rice acres, these traits could result in about $1.75 billion of added value on the farm annually.

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Table 1. Potential Range of Economic Impacts of Arcadia Traits in Rice

	Yield Increase	Incremental Crop Value
	(MT/ha)(1)	($/ha)
Madhya Pradesh (avg. yield 0.62 MT/ha)
• NUE	0.09	$31.11
• Drought-tolerance	0.07	$16.73	(2)
• Salt-tolerance	0.07	$16.73
Punjab (avg. yield 3.51 MT/ha)
• NUE	0.53	$144.04
• Drought-tolerance	0.42	$100.43
• Salt-tolerance	0.42	$100.43

Potential Economic Impacts of Arcadia Traits on Wheat Production

India has over 27 million hectares of wheat under cultivation and is the single largest wheat producer in the world (more than the annual planted acreage of the EU 25). Wheat is farmed throughout the subcontinent and is an essential staple in India’s culture and economy. However, despite the importance of wheat in Indian agriculture, India’s average wheat yields (2.74 tons/hectare) lag well behind those of other important wheat growing regions such as the EU 25 (5.51 tons/hectare) and China (4.36 tons/hectare). India’s low wheat yields can be attributed to many factors, including poor soils and soil management, low levels of agricultural inputs (high-yielding varieties, water, fertilizer and chemicals), and poor agricultural practices. However, this also means that there is an opportunity for significant improvement before the maximum yield potential of Indian wheat varieties is likely to be reached.

The introduction of abiotic stress traits like NUE, salt-tolerance and drought-tolerance in wheat is expected to have a positive impact on yields and significantly improve the economics of Indian growers. The impact will of course vary from region to region and will depend on many factors, but assuming a 10% yield increase in wheat from salt-tolerance and drought-tolerance technologies, the range of value creation on the farm is expected to be between $33.57/hectare in low yielding regions such as Maharashtra, and $109.54/hectare in high yielding regions such as Punjab. Similarly, assuming a 15% yield increase and 20% nitrogen cost savings from NUE, the range of value creation on the farm is expected to be between $49.36/hectare in Maharashtra, and $135.20/hectare in Punjab (Table 2 below). If these technologies are implemented on 30% of India’s wheat acres, these traits could result in about $1.25 billion of added value on the farm annually.

(1) Assumes a crop base price $239.14 per metric ton.

(2) Drought-tolerance and salt-tolerance economic values are based on 25% yield reduction due to abiotic stress and that the Arcadia technologies will result in a 15% yield recovery (effectively getting the crop to 90% of its yield potential).

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Table 2. Potential Range of Economic Impacts of Arcadia Traits in Wheat

	Yield Increase	Incremental Crop Value
	(MT/ha)(3)	($/ha)
Maharashtra (avg. yield 1.29 MT/Ha)
• NUE	0.19	$49.36
• Drought-tolerance	0.15	$33.57	(4)
• Salt-tolerance	0.15	$33.57
Punjab (avg. yield 4.20 MT/Ha)
• NUE	0.63	$135.20
• Drought-tolerance	0.47	$109.54
• Salt-tolerance	0.47	$109.54

Expected Environmental Impacts of Arcadia Traits

Field results from NUE technology in canola have been used to demonstrate the potential environmental benefits of this technology. A partial life-cycle assessment adapted to crop production was used to assess the potential environmental impacts of growing genetically-modified NUE canola in North Dakota and Minnesota (Strange et al., 2007). The study concluded that there are a number of potential environmental benefits associated with growing NUE canola. In order to obtain yields in NUE canola equivalent those with conventional canola, the use of the NUE technology results in one third less total energy consumption and one third less C02 emissions equivalents. Other benefits include reduced impacts on freshwater ecotoxicity, eutrophication, and acidification.

NUE technology in rice and wheat is expected to have multiple impacts on the environment. First, NUE in rice and wheat will increase the efficiency of production on existing rice and wheat acres and reduce the need to expand into additional and sometimes marginal acres (a significant issue in India). Second, NUE in rice and wheat will reduce the amount of “free” nitrogen in soils, thereby reducing the leaching potential into waterways and marine systems, as well as volatilization of harmful nitrous oxide from soils (a greenhouse gas 296 times more harmful than carbon dioxide). Salt-tolerant and drought-tolerant rice and wheat will also reduce the need for expansion into additional acreage, and at the same time reduce the need for fresh water, a critical and scarce resource in India.

(3) Assumes a crop base price $179.50 per metric ton.

(4) Drought-tolerance and salt-tolerance economic values are based on 25% yield reduction due to abiotic stress and that the Arcadia technologies will result in a 15% yield recovery (effectively getting the crop to 90% of its yield potential).

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Proposed Product Development and Commercialization Approach

Arcadia and Mahyco believe that the critical need to maintain and improve crop yields under increasingly stressful environmental conditions argue strongly for a focus on the rapid development and deployment of hybrids. Due to strict stewardship requirements for transgenic plants, Arcadia and Mahyco have, and continue to have, concerns about potential programs that would make transgenic events broadly available to unmonitored breeding programs. Thus hybrid seed were originally viewed as a best mode for this technology to benefit Indian agriculture. Mahyco has made the commitment to make hybrid seed available to distributors throughout India, and both Mahyco and Arcadia have made significant investments in developing and delivering these technologies in hybrid lines to Indian growers.

In response to a specific USAID query, the program provides for a concurrent “push” strategy to develop open pollinated varieties of rice and wheat that have increased salinity tolerance. These varieties would be made available through the USAID and Indian public sector agencies to seed distributors broadly throughout India at pricing similar to comparable OP varieties. As this component of the program, develops, Mahyco and Arcadia will make the commitment to regularly revisit with USAID the prospects for a similar shadowing path of OP varieties for each of NUE and DT/WUE in rice and wheat.

In addition, Arcadia will commit to collaborating with appropriate public sector agencies in India to conduct field work to assess the potential of these gene technologies to create incremental value to farmers through the earning and trading of carbon credits, should such schemes develop for Indian agriculture. Arcadia is in the second year of such a program in Ningxia, China and would apply our knowledge to similar work in India. Should such a carbon credit and trading scheme develop for Indian agriculture, some of the resulting incremental value received by farmers could be pledged against the cost of hybrid seed. This would help poorer growers access not only the NUE and other technologies, but also the superior agronomic properties inherent in hybrid seed.

The product development plan is built on the following elements:

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Duration of Activity

The scope of the sponsored work described is three years. At the end of that time much will remain to be done to develop reliable products with significant overall performance. However, within three years, the potential country-wide impact of the NUE, ST, and DT/WUE traits for indica rice will be well-demonstrated. Within three years the prototypes for NUE, ST, and DT/WUE traits for Indian wheat will be in hand. Additionally, there will be a data-driven base to evaluate the premise of carbon credit trading to address greenhouse gas issues and to enable a broader range of Indian farmers to access the best technology to feed India’s population.

Role of USAID

Mahyco is a highly successful Indian seed company known for reliability and quality of its seed across a broad range of crops. While likely possessing the best transgenic trait development program in India, Mahyco still has to carefully plan for the resources it can invest in transgenic traits. Arcadia is a relatively young California-based technology company that has promising technology for crop yields; however, Arcadia has yet to reach a break-even point as a company.

The role of USAID is basically two-fold.

1.              The funding requested is critical to accelerate trait development for India. This funding is critical to shaping the impact as broadly and as quickly as possible to protect crop yields under the increasingly difficult conditions faced by Indian agriculture.

2.              The structure of the program is meant to keep USAID involved in decisions about where and how to implement the technology in rice and wheat. It is anticipated that Indian public sector agencies will be increasingly and necessarily involved in this work in coming years. As an active player in the development of these technologies and in shaping the product development paths taken, the USAID will hopefully also be a key intermediary in productive and efficient interactions with the appropriate public sector agencies in India.

Project Management

Relevant Organizational Experiences

Arcadia Biosciences, Inc was founded in 2003 and is a privately held biotechnology company incorporated in Arizona, with administrative offices in Phoenix and its main lab facility and operation headquartered in Davis, California. Arcadia’s mission statement is to develop plants that improve the environment and human health by 1) identifying technologies that have achieved proof of concept and that fit our mission, 2) developing technologies by investing in optimization and validating performance and 3) commercialization through strategic partnerships with seed companies or selling directly into the target market.

Both Arcadia and Mahyco have experience and infrastructure to do field trials of genetically modified (GM) rice. Arcadia has a record of cooperation with the California Rice Commission doing field trials for salt tolerance and nitrogen use efficiency in multiple locations. Mahyco currently has transgenic rice lines with other traits under evaluation. Mahyco is currently an active participant in field tests of Bt eggplant and has been a leader in the testing, commercial launch, and current sales of Bt cotton seeds in India.

Both partners have experience and infrastructure for the transformation of indica varieties of rice. Arcadia has a license for the Japan Tobacco methodology and currently works with transformation of japonica, indica and Nerica rice types. Mahyco has invested and has in place the infrastructure and expertise to develop and launch commercial GM hybrid indica rice. In addition, Mahyco has proprietary access to a wide range of superior germplasm adapted to India in which to express transgenes affecting stress tolerance.

Both Arcadia and Mahyco have in place and available the necessary personnel, labs, tissue culture facilities, growth chambers, and greenhouses adapted for rice available to execute the proposed work. Mahyco additionally has multiple field locations geographically distributed across the main rice cultivation areas in India. Mahyco is actively introgressing transgenes from prototype lines into elite germplasm and has all the necessary tools and expertise operational on the ground in India.

Both partners have experience and a positive reputation regarding the processes to obtain regulatory approval. While working at Calgene, Arcadia staff obtained FDA and USDA approvals for GM tomato, cotton, and canola products and are actively pursuing similar approvals now for Arcadia safflower lines. Mahyco has

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GM products in the market in India; is an active partner in the Bt eggplant development collaboration and maintains a proactive relationship with the regulatory agencies and public approval issues in India.

Arcadia is a leader in the establishment of a framework for rice growers to collect revenue based on carbon credits earned by use of NUE technologies that decrease amounts of greenhouse gases generated by rice production. Arcadia is reviewing the expansion of its current activities in China to India under the auspices of this proposal and in collaboration with Mahyco.

Arcadia and Mahyco already have a commercial agreement in place for NUE and salt tolerance technologies in rice for India and, under the auspices of this proposal, a commitment to reach similar agreement on commercial development of the drought tolerance trait. Arcadia and Mahyco researchers are in regular contact including exchange visits for face to face meetings. Both partners are highly motivated to get actual product events and lines into field testing and into the market. Mahyco’s plans are to make planting seed of hybrid rice varieties widely available to distributors throughout India. Arcadia is a privately-owned US company while Mahyco is an established well-known and profitable Indian seed company. The proposed work here would accelerate the introduction and the breadth of a comprehensive solution to salt, drought & NUE for rice grown in India, and its success would also affect the implementation of the same traits in wheat for which ABS and Mahyco are also contractual and committed partners.

Explanation of Partners

It is important to note that Arcadia is funding salt, NUE and drought research using its own resources. In addition Mahyco is funding salt tolerance and NUE traits for application in India. By working with funding from USAID there is an opportunity to accelerate and enhance the research and product development phases of the project to have a more broad impact on agriculture. Arcadia is seeking only partial funding of a multi-year research and development program.

Arcadia currently operates three research facilities. The Davis, CA (202 Cousteau Place Suite 200) facility occupies 10,000 square feet and houses approximately 50 full time employees. The facility is fully equipped for growing, cataloging and sampling plants. In addition, the facility is also a fully operational molecular biology lab. The Woodland, CA greenhouse facility contains 16 computer-controlled greenhouses with 22,000 square feet, 10 acres of field, and currently houses 6 full time employees. A seed processing lab and environmentally regulated seed storage units are on site. The Seattle, WA (410 West Harrison, Suite 150) facility occupies 4,300 square feet and houses eleven full time employees. The facility is a fully operational molecular biology lab.

Mahyco operates from 50+ locations around India with a staff of 900+ full time employees. With research and testing farms spread around the country, Mahyco tests all its pipeline products in the agroclimatic zones where the products are to be sold and is able to address potentially all rice markets. The rice breeding stations at Hyderabad and Karnal are supported with significant greenhouse and other resources. The biotechnology facilities located at Dawalwadi also have greenhouse facilities which grow rice as well as molecular breeding support for rapid introgression of given trait.

Budget Narrative

Arcadia requests a grant of 1 million US dollars to partially cover the cost for project year one. The estimated requests for year 2 and year 3 of the project are 1.4 and 1.1 million US dollars, respectively. This funding will help support the proposed work plan, which is designed to accelerate a timely and broad introduction of these productivity traits into Indian varieties of rice and wheat. These funds will be shared by Arcadia and Mahyco in proportion to the costs incurred in pursuit of the USAID program objectives. The costs will correspond to the following division of tasks with partner primarily responsible indicated.

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[...*...]

Arcadia and Mahyco have already made investments to date in developing these traits in rice for India. As the proposed work proceeds, Arcadia and Mahyco will make ongoing significant investments in project management and commercialization. Costs of these efforts are not captured in the funding request. [...*...] The curriculum vitae of all key scientific managers are included in the appendix.

Implementation Plan

Description

As much development work, greenhouse staging, field work, and regulatory data collection as possible is planned to occur in India. Mahyco is uniquely able to carry out this work. Arcadia proposes to subcontract directly to Mahyco sets of tasks. As transgenic materials progress, Mahyco will be able to redeploy appropriately skilled and experienced staff rather than recruiting and training new staff specifically to work on this project. Mahyco will be responsible for the execution of the subcontracted work; however, the close working relationship with Arcadia (across multiple crops beyond just rice and wheat) will bring the combined experience of the researchers and directors of both companies to bear on the project.

Headcount

Five senior scientists (CVs attached) will lead the project research components:

[...*...]

Cross-project issues and research overall will be managed cooperatively by [...*...] and [...*...], research directors of Mahyco and Arcadia, respectively. In addition, Arcadia will make available as needed:

1.              [...*...] field trial experience with all three traits in rice, and also greenhouse gas emissions measurements from rice fields in China.

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2.              [...*...]

3.              [...*...] In collaboration with [...*...] will maintain project awareness and direction regarding developing market forces in Indian agriculture as they affect the implementation of the targeted crop traits.

4.              [...*...] extensive experience with international regulatory approval requirements.

5.              [...*...] responsible for facilitating the Arcadia components of collaboration with Mahyco.

Other than the possible assignment of time by [...*...] and [...*...] to Mahyco subcontracts, the above professional work is only partially captured in overhead costs and not directly budgeted. In addition, the costs of ongoing work to date by both companies is contributed, as well as the continuing costs of transgenic NUE wheat lines developed under contract by Arcadia. The proposed budget consists of basically two types of items:

[...*...]

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[...*...]

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[...*...]

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References

Apse, M.P., Aharon, G.S., Snedden, W.A., and Blumwald, E. 1999. Salt tolerance conferred by overexpression of a vacuolar Na+/H+ antiporter in Arabidopsis. Science 285: 1256-1258.

Cuin, T.A., Betts, S.A., Chalmandrier, R., and Shabala, S. 2008. A root’s ability to retain K+ correlates with salt tolerance in wheat. J. Exp. Bot. 59: 2697-2706.

Fukuda, A., Nakamura, A., Tagiri, A., Tanaka, H., Miyao, A., Hirochika, H., and Tanaka, Y. 2004. Function, intracellular localization and the importance in salt tolerance of a vacuolar Na+/H+ antiporter from rice. Plant Cell Physiol. 45:146-59.

Good, A.G., Johnson, S.J., DePauw, M.D., Carroll, R.T., Savidov, N., Vidamir, J., Lu, Z., Taylor, G. and Stroeher, V. 2007. Engineering nitrogen use efficiency with alanine aminotransferase. Can. J. Bot. 85: 52—262.

Grattan, S., Zeng, L., Shannon, M.C., and Roberts, S.R. 2002. Rice is more sensitive than previously thought. California Agriculture 56: 189-195.

Maas E.V. 1986. Salt tolerance of plants. Applied Agricultural Research 1: 12-26.

Prabhakar, S.V.R.K., and Shaw, R. 2008. Climate change adaptation implications for drought risk mitigation: a perspective for India. Climatic Change 88:113-130.

Rivero, R.M., Kojima, M., Gepstein, A., Sakakibara, H., Mittler, R., Gepstein, S., and Blumwald, E. 2007. Delayed leaf senescence induces extreme drought tolerance in a flowering plant. PNAS 104: 19631-19636.

Rosegrant, M.W., Ringler, C., Suslser, T.B., Msangi, S., Zhu, T., Valmonte-Santos, R., and Wood, S. 2008. Reducing poverty and hunger in Asia. Agriculture in Asia: challenges and opportunities. IFPRI brief: March 2008 (http://www.ifpri.org/2020/focus/focus15/focus15_06. pdf)

Shrawat, A.K., Carroll, R.T., DePauw, M, Taylor, G.T, and Good, A.G. 2008. Genetic engineering of improved nitrogen use efficiency in rice by the tissue-specific expression of alanine aminotransferase. Plant Biotech. J. doi: 10.1111/j. 1467-7652.2008.00351.x

Strange, A., Park, J., Bennett, R., and Phipps, R. 2008. The use of life-cycle assessment to evaluate the environmental imipacts of growing genetically modified, nitrogen use-efficient canola. Plant Biotech. J. 6: 337-345.

Thomas, H., and Howarth, C.J. 2000. Five ways to stay green. J.Exp.Bot. 51: 329-337.

Verma, D., Singla-Pareek, S.L., Rajagopal, D., Reddy, M.K., and Sopory, S.K. 2007. Functional validation of a novel isoforms of Na+/H+ antiporter from Pennisetum glaucum for enhancing salinity tolerance in rice. J. Biosci. 31:621-628.

Xue, Z.-Y., Zhi, D.-Y., Xue, G.-P., Zhang, H., Zhao, Y.-X., and Xia, G.-M. 2004. Enhanced salt tolerance of transgenic wheat (Triticum aestivum L.) expressing a vacuolar Na+/H+ antiporter gene with improved grain yields in saline soils in the filed and a reduced level of leaf Na+. Plant Science 167: 849-859.

Yamaguchi, T., Apse, M.P., Shi, H., and Blumwald, E. 2003. Topological analysis of a plant vacuolar Na+/H+ antiporter reveals a luminal C terminus that regulates antiporter cation selectivity. PNAS 100:12510-12515.

Zhang, H.X., and Blumwald, E. 2001. Transgenic salt-tolerant tomato plants accumulate salt in foliage but not in fruit. Nature Biotechnology 19: 765-768.

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Attachment B-2

BRANDING STRATEGY AND MARKING PLAN

To be Submitted for Agreement Officer Approval,

within 45 Days from Award

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Attachment C

MANDATORY STANDARD PROVISIONS FOR U.S., NONGOVERNMENTAL ORGANIZATIONS

1.                                      APPLICABILITY OF 22 CFR PART 226 (May 2005)

a.                                      All provisions of 22 CFR Part 226 and all Standard Provisions attached to this agreement are applicable to the recipient and to subrecipients which meet the definition of “Recipient” in Part 226, unless a section specifically excludes a subrecipient from coverage. The recipient shall assure that subrecipients have copies of all the attached standard provisions.

b.                                      For any subawards made with Non-US subrecipients the Recipient shall include the applicable “Standard Provisions for Non-US Nongovernmental Recipients.” Recipients are required to ensure compliance with monitoring procedures in accordance with OMB Circular A-133.

[END OF PROVISION]

2.                                      INELIGIBLE COUNTRIES (MAY 1986)

Unless otherwise approved by the USAID Agreement Officer, funds will only be expended for assistance to countries eligible for assistance under the Foreign Assistance Act of 1961, as amended, or under acts appropriating funds for foreign assistance.

[END OF PROVISION]

3.                                      NONDISCRIMINATION (MAY 1986)

No U.S. citizen or legal resident shall be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination under any program or activity funded by this award on the basis of race, color, national origin, age, handicap, or sex.

[END OF PROVISION]

4.                                      NONLIABILITY (NOVEMBER 1985)

USAID does not assume liability for any third party claims for damages arising out of this award.

[END OF PROVISION]

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5.                                      AMENDMENT (NOVEMBER 1985)

The award may be amended by formal modifications to the basic award document or by means of an exchange of letters between the Agreement Officer and an appropriate official of the recipient.

[END OF PROVISION]

6.                                      NOTICES (NOVEMBER 1985)

Any notice given by USAID or the recipient shall be sufficient only if in writing and delivered in person, mailed, or cabled as follows:

To the USAID Agreement Officer, at the address specified in the award.

To recipient, at recipient’s address shown in the award or to such other address designated within the award.

Notices shall be effective when delivered in accordance with this provision, or on the effective date of the notice, whichever is later.

[END OF PROVISION]

7.                                      SUBAGREEMENTS (June 1999)

Subrecipients, subawardees, and contractors have no relationship with USAID under the terms of this agreement. All required USAID approvals must be directed through the recipient to USAID.

[END OF PROVISION]

8.                                      OMB APPROVAL UNDER THE PAPERWORK REDUCTION ACT (December 2003)

*lnformation collection requirements imposed by this cooperative agreement are covered by OMB approval number 0412-0510; the current expiration date is 04/30/2005. The Standard Provisions containing the requirement and an estimate of the public reporting burden (including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information) are

Standard Provision	Burden Estimate
Air Travel and Transportation	1(hour)
Ocean Shipment of Goods	.5
Patent Rights	.5
Publications	.5
Negotiated Indirect Cost Rates - (Predetermined and Provisional)	1
Voluntary Population Planning	.5
Protection of the Individual as a Research Subject	1

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22 CFR 226	Burden Estimate
22 CFR 226.40-.49 Procurement of Goods and Services	1
22 CFR 226.30 - .36 Property Standards	1.5

Comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, may be sent to the Office of Procurement, Policy Division (M/OP/P) U.S. Agency for International Development, Washington, DC 20523-7801 and to the Office of Management and Budget, Paperwork Reduction Project (0412-0510), Washington, D.C 20503.

[END OF PROVISION]

9.                                      USAID ELIGIBILITY RULES FOR GOODS AND SERVICES (April 1998)

(This provision is not applicable to goods or services which the recipient provides with private funds as part of a cost-sharing requirement, or with Program Income generated under the award.)

a.                                     Ineligible and Restricted Goods and Services: USAID’s policy on ineligible and restricted goods and services is contained in ADS Chapter 312.

(1)                                 Ineligible Goods and Services. Under no circumstances shall the recipient procure any of the following under this award:

(i)                                     Military equipment,

(ii)                                  Surveillance equipment,

(iii)                               Commodities and services for support of police or other law enforcement activities,

(iv)                              Abortion equipment and services,

(v)                                 Luxury goods and gambling equipment, or

(vi)                              Weather modification equipment.

(2)                                 Ineligible Suppliers. Funds provided under this award shall not be used to procure any goods or services furnished by any firms or individuals whose name appears on the “Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs.” USAID will provide the recipient with a copy of these lists upon request.

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(3)                                 Restricted Goods. The recipient shall not procure any of the following goods and services without the prior approval of the Agreement Officer:

(i)                                     Agricultural commodities,

(ii)                                  Motor vehicles,

(iii)                               Pharmaceuticals,

(iv)                              Pesticides,

(v)                                 Used equipment,

(vi)                              U.S. Government-owned excess property, or

(vii)                           Fertilizer.

Prior approval will be deemed to have been met when:

(i) the item is of U.S. source/origin;

(ii) the item has been identified and incorporated in the program description or schedule of the award (initial or revisions), or amendments to the award; and

(iii) the costs related to the item are incorporated in the approved budget of the award.

Where the item has not been incorporated into the award as described above, a separate written authorization from the Agreement Officer must be provided before the item is procured.

b.                                      Source and Nationality: The eligibility rules for goods and services based on source and nationality are divided into two categories. One applies when the total procurement element during the life of the award is over $250,000, and the other applies when the total procurement element during the life of the award is not over $250,000, or the award is funded under the Development Fund for Africa (DFA) regardless of the amount. The total procurement element includes procurement of all goods (e.g., equipment, materials, supplies) and services. Guidance on the eligibility of specific goods or services may be obtained from the Agreement Officer. USAID policies and definitions on source, origin and nationality are contained in 22 CFR Part 228, Rules on Source, Origin and Nationality for Commodities and Services Financed by the Agency for International Development, which is incorporated into this Award in its entirety.

(1)                                 For DFA funded awards or when the total procurement element during the life of this award is valued at $250,000 or less, the following rules apply:

(i)                                     The authorized source for procurement of all goods and services to be reimbursed under the award is USAID Geographic Code 935, “Special Free World,” and such goods and services must meet the source, origin

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and nationality requirements set forth in 22 CFR Part 228 in accordance with the following order of preference:

(A)                               The United States (USAID Geographic Code 000),

(B)                               The Cooperating Country,

(C)                               USAID Geographic Code 941, and

(D)                               USAID Geographic Code 935.

(ii)                                  Application of order of preference: When the recipient procures goods and services from other than U.S. sources, under the order of preference in paragraph (b)(1)(i) above, the recipient shall document its files to justify each such instance. The documentation shall set forth the circumstances surrounding the procurement and shall be based on one or more of the following reasons, which will be set forth in the Recipient’s documentation:

(A)                               The procurement was of an emergency nature, which would not allow for the delay attendant to soliciting U.S. sources,

(B)                               The price differential for procurement from U.S. sources exceeded by 50% or more the delivered price from the non-U.S. source,

(C)                               Compelling local political considerations precluded consideration of U.S. sources,

(D)                               The goods or services were not available from U.S. sources, or

(E)                                Procurement of locally available goods and services, as opposed to procurement of U.S. goods and services, would best promote the objectives of the Foreign Assistance program under the award.

(2)                                 When the total procurement element exceeds $250,000 (unless funded by DFA), the following applies: Except as may be specifically approved or directed in advance by the Agreement Officer, all goods and services financed with U.S. dollars, which will be reimbursed under this award must meet the source, origin and nationality requirements set forth in 22 CFR Part 228 for the authorized geographic code specified in the schedule of this award. If none is specified, the authorized source is Code 000, the United States.

c.                                       Printed or Audio-Visual Teaching Materials: If the effective use of printed or audio-visual teaching materials depends upon their being in the local language and if such materials are intended for technical assistance projects or activities

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financed by USAID in whole or in part and if other funds including U.S.-owned or U.S.-controlled local currencies are not readily available to finance the procurement of such materials, local language versions may be procured from the following sources, in order of preference:

(1)                                 The United States (USAID Geographic Code 000),

(2)                                 The Cooperating Country,

(3)                                 “Selected Free World” countries (USAID Geographic Code 941), and

(4)                                 “Special Free World” countries (USAID Geographic Code 899).

d.                                      If USAID determines that the recipient has procured any of these goods or services under this award contrary to the requirements of this provision, and has received payment for such purposes, the Agreement Officer may require the recipient to refund the entire amount of the purchase.

This provision must be included in all subagreements which include procurement of goods or services which total over $5,000.

[END OF PROVISION]

10.                               DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY MATTERS (January 2004)

a.                      The recipient agrees to notify the Agreement Officer immediately upon learning that it or any of its principals:

(1)                                 Are presently excluded or disqualified from covered transactions by any Federal department or agency;

(2)                                 Have been convicted within the preceding three-year period preceding this proposal been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State, or local) transaction or contract under a public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, receiving stolen property, making false claims, or obstruction of justice; commission of any other offense indicating a lack of business integrity or business honesty that seriously and directly affects your present responsibility;

(3)                                 Are presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State, or local) with commission of any of the offenses enumerated in paragraph (1)(b); and

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(4)                                 Have had one or more public transactions (Federal, State, or local) terminated for cause or default within the preceding three years.

b.                                      The recipient agrees that, unless authorized by the Agreement Officer, it will not knowingly enter into any subagreements or contracts under this cooperative agreement with a person or entity that is included on the Excluded Parties List System (http://epls.arnet.gov). The recipient further agrees to include the following provision in any subagreements or contracts entered into under this award:

DEBARMENT, SUSPENSION, INELIGIBILITY, AND VOLUNTARY EXCLUSION (DECEMBER 2003)

The recipient/contractor certifies that neither it nor its principals is presently excluded or disqualified from participation in this transaction by any Federal department or agency.

c.                                      The policies and procedures applicable to debarment, suspension, and ineligibility under USAID-financed transactions are set forth in 22 CFR Part 208.

[END OF PROVISION]

11.                               DRUG-FREE WORKPLACE (January 2004)

a.                                      The recipient agrees that it will publish a drug-free workplace statement and provide a copy to each employee who will be engaged in the performance of any Federal award. The statement must

(1)                                 Tell the employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in its workplace;

(2)                                 Specify the actions the recipient will take against employees for violating that prohibition; and

(3)                                 Let each employee know that, as a condition of employment under any award, he or she

(i)                                     Must abide by the terms of the statement, and

(ii)                                  Must notify you in writing if he or she is convicted for a violation of a criminal drug statute occurring in the workplace, and must do so no more than five calendar days after the conviction.

b.                                      The recipient agrees that it will establish an ongoing drug-free awareness program to inform employees about

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(i)                                     The dangers of drug abuse in the workplace;

(ii)                                  Your policy of maintaining a drug-free workplace;

(iii)                               Any available drug counseling, rehabilitation and employee assistance programs; and

(iv)                              The penalties that you may impose upon them for drug abuse violations occurring in the workplace.

c.                                       Without the Agreement Officer’s expressed written approval, the policy statement and program must be in place as soon as possible, no later than the 30 days after the effective date of this award or the completion date of this award, whichever occurs first.

d.                                      The recipient agrees to immediately notify the Agreement Officer if an employee is convicted of a drug violation in the workplace. The notification must be in writing, identify the employee’s position title, the number of each award on which the employee worked. The notification must be sent to the Agreement Officer within ten calendar days after the recipient learns of the conviction.

e.                                       Within 30 calendar days of learning about an employee’s conviction, the recipient must either

(1)                                 Take appropriate personnel action against the employee, up to and including termination, consistent with the requirements of the Rehabilitation Act of 1973 (29 USC 794), as amended, or

(2)                                 Require the employee to participate satisfactorily in a drug abuse assistance or rehabilitation program approved for these purposes by a Federal, State or local health, law enforcement, or other appropriate agency.

f.                                       The policies and procedures applicable to violations of these requirements are set forth in 22 CFR Part 210.

[END OF PROVISION]

12.                               EQUAL PROTECTION OF THE LAWS FOR FAITH-BASED AND COMMUNITY ORGANIZATIONS (February 2004)

a.                                      The recipient may not discriminate against any beneficiary or potential beneficiary under this award on the basis of religion or religious belief. Accordingly, in providing services supported in whole or in part by this agreement or in its outreach activities related to such services, the recipient may not discriminate against current or prospective program beneficiaries on the basis of

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religion, a religious belief, a refusal to hold a religious belief, or a refusal to actively participate in a religious practice;

b.                                      The Federal Government must implement Federal programs in accordance with the Establishment Clause and the Free Exercise Clause of the First Amendment to the Constitution. Therefore, if the recipient engages in inherently religious activities, such as worship, religious instruction, and proselytization, it must offer those services at a different time or location from any programs or services directly funded by this award, and participation by beneficiaries in any such inherently religious activities must be voluntary.

c.                                       If the recipient makes subawards under this agreement, faith-based organizations should be eligible to participate on the same basis as other organizations, and should not be discriminated against on the basis of their religious character or affiliation.

[END OF PROVISION]

13.                               IMPLEMENTATION OF E.O. 13224 — EXECUTIVE ORDER ON TERRORIST FINANCING (March 2002)

The Recipient is reminded that U.S. Executive Orders and U.S. law prohibits transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the recipient to ensure compliance with these Executive Orders and laws. This provision must be included in all contracts/subawards issued under this agreement.

[END OF PROVISION]

14.                               MARKING UNDER USAID-FUNDED ASSISTANCE INSTRUMENTS (December 2005)

(a) Definitions

Commodities mean any material, article, supply, goods or equipment, excluding recipient offices, vehicles, and non-deliverable items for recipient’s internal use, in administration of the USAID funded grant, cooperative agreement, or other agreement or subagreement.

Principal Officer means the most senior officer in a USAID Operating Unit in the field, e.g., USAID Mission Director or USAID Representative. For global programs managed from Washington but executed across many countries, such as disaster relief and assistance to internally displaced persons, humanitarian emergencies or immediate post conflict and political crisis response, the cognizant Principal Officer may be an Office Director, for example, the Directors of USAID/W/Office of Foreign Disaster Assistance and Office of Transition Initiatives. For non-presence countries, the cognizant Principal Officer is the Senior USAID officer in a regional USAID Operating

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Unit responsible for the non-presence country, or in the absence of such a responsible operating unit, the Principal U.S Diplomatic Officer in the non-presence country exercising delegated authority from USAID.

Programs mean an organized set of activities and allocation of resources directed toward a common purpose, objective, or goal undertaken or proposed by an organization to carry out the responsibilities assigned to it.

Projects include all the marginal costs of inputs (including the proposed investment) technically required to produce a discrete marketable output or a desired result (for example, services from a fully functional water/sewage treatment facility).

Public communications are documents and messages intended for distribution to audiences external to the recipient’s organization. They include, but are not limited to, correspondence, publications, studies, reports, audio visual productions, and other informational products; applications, forms, press and promotional materials used in connection with USAID funded programs, projects or activities, including signage and plaques; Web sites/Internet activities; and events such as training courses, conferences, seminars, press conferences and so forth.

Subrecipient means any person or government (including cooperating country government) department, agency, establishment, or for profit or nonprofit organization that receives a USAID subaward, as defined in 22 C.F.R. 226.2.

Technical Assistance means the provision of funds, goods, services, or other foreign assistance, such as loan guarantees or food for work, to developing countries and other USAID recipients, and through such recipients to subrecipients, in direct support of a development objective - as opposed to the internal management of the foreign assistance program.

USAID Identity (Identity) means the official marking for the United States Agency for International Development (USAID), comprised of the USAID logo or seal and new brandmark, with the tagline that clearly communicates that our assistance is “from the American people.” The USAID Identity is available on the USAID website at www.usaid.gov/branding and USAID provides it without royalty, license, or other fee to recipients of USAID-funded grants, or cooperative agreements, or other assistance awards

(b)                                 Marking of Program Deliverables

(1)                                 All recipients must mark appropriately all overseas programs, projects, activities, public communications, and commodities partially or fully funded by a USAID grant or cooperative agreement or other assistance award or subaward with the USAID Identity, of a size and prominence equivalent to or greater than the recipient’s, other donor’s, or any other third party’s identity or logo.

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(2)                                 The Recipient will mark all program, project, or activity sites funded by USAID, including visible infrastructure projects (for example, roads, bridges, buildings) or other programs, projects, or activities that are physical in nature (for example, agriculture, forestry, water management) with the USAID Identity. The Recipient should erect temporary signs or plaques early in the construction or implementation phase. When construction or implementation is complete, the Recipient must install a permanent, durable sign, plaque or other marking.

(3)                                 The Recipient will mark technical assistance, studies, reports, papers, publications, audio-visual productions, public service announcements, Web sites/Internet activities and other promotional, informational, media, or communications products funded by USAID with the USAID Identity.

(4)                                 The Recipient will appropriately mark events financed by USAID, such as training courses, conferences, seminars, exhibitions, fairs, workshops, press conferences and other public activities, with the USAID Identity. Unless directly prohibited and as appropriate to the surroundings, recipients should display additional materials, such as signs and banners, with the USAID Identity. In circumstances in which the USAID Identity cannot be displayed visually, the recipient is encouraged otherwise to acknowledge USAID and the American people’s support.

(5)                                 The Recipient will mark all commodities financed by USAID, including commodities or equipment provided under humanitarian assistance or disaster relief programs, and all other equipment, supplies, and other materials funded by USAID, and their export packaging with the USAID Identity.

(6)                                 The Agreement Officer may require the USAID Identity to be larger and more prominent if it is the majority donor, or to require that a cooperating country government’s identity be larger and more prominent if circumstances warrant, and as appropriate depending on the audience, program goals, and materials produced.

(7)                                 The Agreement Officer may require marking with the USAID Identity in the event that the recipient does not choose to mark with its own identity or logo.

(8)                                 The Agreement Officer may require a pre-production review of USAID-funded public communications and program materials for compliance with the approved Marking Plan.

(9)                                 Subrecipients. To ensure that the marking requirements “flow down” to subrecipients of subawards, recipients of USAID funded grants and cooperative agreements or other assistance awards will include the USAID-approved marking provision in any USAID funded subaward, as follows:

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“As a condition of receipt of this subaward, marking with the USAID Identity of a size and prominence equivalent to or greater than the recipient’s, subrecipient’s, other donor’s or third party’s is required. In the event the recipient chooses not to require marking with its own identity or logo by the subrecipient, USAID may, at its discretion, require marking by the subrecipient with the USAID Identity.”

(10)                          Any ‘public communications’, as defined in 22 C.F.R. 226.2, funded by USAID, in which the content has not been approved by USAID, must contain the following disclaimer:

“This study/report/audio/visual/other information/media product (specify) is made possible by the generous support of the American people through the United States Agency for International Development (USAID). The contents are the responsibility of [insert recipient name] and do not necessarily reflect the views of USAID or the United States Government.”

(11)                          The recipient will provide the Cognizant Technical Officer (CTO) or other USAID personnel designated in the grant or cooperative agreement with two copies of all program and communications materials produced under the award. In addition, the recipient will submit one electronic or one hard copy of all final documents to USAID’s Development Experience Clearinghouse.

(c)                                  Implementation of marking requirements.

(1)                                 When the grant or cooperative agreement contains an approved Marking Plan, the recipient will implement the requirements of this provision following the approved Marking Plan.

(2)                                 When the grant or cooperative agreement does not contain an approved Marking Plan, the recipient will propose and submit a plan for implementing the requirements of this provision within 45 days after the effective date of this provision. The plan will include:

(i)                                     A description of the program deliverables specified in paragraph (b) of this provision that the recipient will produce as a part of the grant or cooperative agreement and which will visibly bear the USAID Identity.

(ii)                                  the type of marking and what materials the applicant uses to mark the program deliverables with the USAID Identity,

(iii)                               when in the performance period the applicant will mark the program deliverables, and where the applicant will place the marking,

(3)                                 The recipient may request program deliverables not be marked with the USAID Identity by identifying the program deliverables and providing a rationale

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for not marking these program deliverables. Program deliverables may be exempted from USAID marking requirements when:

(i)                                     USAID marking requirements would compromise the intrinsic independence or neutrality of a program or materials where independence or neutrality is an inherent aspect of the program and materials;

(ii)                                  USAID marking requirements would diminish the credibility of audits, reports, analyses, studies, or policy recommendations whose data or findings must be seen as independent;

(iii)                               USAID marking requirements would undercut host-country government “ownership” of constitutions, laws, regulations, policies, studies, assessments, reports, publications, surveys or audits, public service announcements, or other communications better positioned as “by” or “from” a cooperating country ministry or government official;

(iv)                              USAID marking requirements would impair the functionality of an item;

(v)                                 USAID marking requirements would incur substantial costs or be impractical;

(vi)                              USAID marking requirements would offend local cultural or social norms, or be considered inappropriate;

(vii)                           USAID marking requirements would conflict with international law.

(4)                                 The proposed plan for implementing the requirements of this provision, including any proposed exemptions, will be negotiated within the time specified by the Agreement Officer after receipt of the proposed plan. Failure to negotiate an approved plan with the time specified by the Agreement Officer may be considered as noncompliance with the requirements is provision.

(d)                                 Waivers.

(1)                                 The recipient may request a waiver of the Marking Plan or of the marking requirements of this provision, in whole or in part, for each program, project, activity, public communication or commodity, or, in exceptional circumstances, for a region or country, when USAID required marking would pose compelling political, safety, or security concerns, or when marking would have an adverse impact in the cooperating country. The recipient will submit the request through the Cognizant Technical Officer. The Principal Officer is responsible for approvals or disapprovals of waiver requests.

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(2)                                 The request will describe the compelling political, safety, security concerns, or adverse impact that require a waiver, detail the circumstances and rationale for the waiver, detail the specific requirements to be waived, the specific portion of the Marking Plan to be waived, or specific marking to be waived, and include a description of how program materials will be marked (if at all) if the USAID Identity is removed. The request should also provide a rationale for any use of recipient’s own identity/logo or that of a third party on materials that will be subject to the waiver.

(3)                                 Approved waivers are not limited in duration but are subject to Principal Officer review at any time, due to changed circumstances.

(4)                                 Approved waivers “flow down” to recipients of subawards unless specified otherwise. The waiver may also include the removal of USAID markings already affixed, if circumstances warrant.

(5)                                 Determinations regarding waiver requests are subject to appeal to the Principal Officer’s cognizant Assistant Administrator. The recipient may appeal by submitting a written request to reconsider the Principal Officer’s waiver determination to the cognizant Assistant Administrator.

(e)                                  Non-retroactivity. The requirements of this provision do not apply to any materials, events, or commodities produced prior to January 2, 2006. The requirements of this provision do not apply to program, project, or activity sites funded by USAID, including visible infrastructure projects (for example, roads, bridges, buildings) or other programs, projects, or activities that are physical in nature (for example, agriculture, forestry, water management) where the construction and implementation of these are complete prior to January 2, 2006 and the period of the cooperative agreement does not extend past January 2, 2006.

[END OF PROVISION]

15.                               REGULATIONS GOVERNING EMPLOYEES (AUGUST 1992)

a.                                      The recipient’s employees shall maintain private status and may not rely on local U.S. Government offices or facilities for support while under this cooperative agreement.

b.                                      The sale of personal property or automobiles by recipient employees and their dependents in the foreign country to which they are assigned shall be subject to the same limitations and prohibitions which apply to direct-hire USAID personnel employed by the Mission, including the rules contained in 22 CFR Part 136, except as this may conflict with host government regulations.

c.                                       Other than work to be performed under this award for which an employee is assigned by the recipient, no employee of the recipient shall engage directly or

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indirectly, either in the individual’s own name or in the name or through an agency of another person, in any business, profession, or occupation in the foreign countries to which the individual is assigned, nor shall the individual make loans or investments to or in any business, profession or occupation in the foreign countries to which the individual is assigned.

d.                                      The recipient’s employees, while in a foreign country, are expected to show respect for its conventions, customs, and institutions, to abide by its applicable laws and regulations, and not to interfere in its internal political affairs.

e.                                       In the event the conduct of any recipient employee is not in accordance with the preceding paragraphs, the recipient’s chief of party shall consult with the USAID Mission Director and the employee involved and shall recommend to the recipient a course of action with regard to such employee.

f.                                        The parties recognize the rights of the U.S. Ambassador to direct the removal from a country of any U.S. citizen or the discharge from this cooperative agreement award of any third country national when, in the discretion of the Ambassador, the interests of the United States so require.

g.                                       If it is determined, either under (e) or (f) above, that the services of such employee should be terminated, the recipient shall use its best efforts to cause the return of such employee to the United States, or point of origin, as appropriate.

[END OF PROVISION]

16.                               CONVERSION OF UNITED STATES DOLLARS TO LOCAL CURRENCY (NOVEMBER 1985)

Upon arrival in the Cooperating Country, and from time to time as appropriate, the recipient’s chief of party shall consult with the Mission Director who shall provide, in writing, the procedure the recipient and its employees shall follow in the conversion of United States dollars to local currency. This may include, but is not limited to, the conversion of currency through the cognizant United States Disbursing Officer or Mission Controller, as appropriate.

[END OF PROVISION]

17.                               USE OF POUCH FACILITIES (AUGUST 1992)

a.                                      Use of diplomatic pouch is controlled by the Department of State. The Department of State has authorized the use of pouch facilities for USAID recipients and their employees as a general policy, as detailed in items (1) through (6) below. However, the final decision regarding use of pouch facilities rest with the Embassy or USAID Mission. In consideration of the use of pouch facilities, the recipient and its employees agree to indemnify and hold harmless,

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the Department of State and USAID for loss or damage occurring in pouch transmission:

(1)                                 Recipients and their employees are authorized use of the pouch for transmission and receipt of up to a maximum of .9 kgs per shipment of correspondence and documents needed in the administration of assistance programs.

(2)                                 U.S. citizen employees are authorized use of the pouch for personal mail up to a maximum of .45 kgs per shipment (but see (a)(3) below).

(3)                                 Merchandise, parcels, magazines, or newspapers are not considered to be personal mail for purposes of this standard provision and are not authorized to be sent or received by pouch.

(4)                                 Official and personal mail pursuant to a.1. and 2. above sent by pouch should be addressed as follows:

Name of individual or organization (followed by letter symbol “G”)

City Name of post (USAID/        )

Agency for International Development

Washington, D.C. 20523-0001

(5)                                 Mail sent via the diplomatic pouch may not be in violation of U.S. Postal laws and may not contain material ineligible for pouch transmission.

(6)                                 Recipient personnel are NOT authorized use of military postal facilities (APO/FPO). This is an Adjutant General’s decision based on existing laws and regulations governing military postal facilities and is being enforced worldwide.

b.                                      The recipient shall be responsible for advising its employees of this authorization, these guidelines, and limitations on use of pouch facilities.

c.                                       Specific additional guidance on Recipient use of pouch facilities in accordance with this standard provision is available from the Post Communication Center at the Embassy or USAID Mission.

[END OF PROVISION]

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18.                               INTERNATIONAL AIR TRAVEL AND TRANSPORTATION (JUNE 1999)

a.                                      PRIOR BUDGET APPROVAL

In accordance with OMB Cost Principles, direct charges for foreign travel costs are allowable only when each foreign trip has received prior budget approval. Such approval will be deemed to have been met when:

(1)                                 the trip is identified. Identification is accomplished by providing the following information: the number of trips, the number of individuals per trip, and the destination country(s).

(2)                                 the information noted at (a)(1) above is incorporated in: the proposal, the program description or schedule of the award, the implementation plan (initial or revisions), or amendments to the award; and

(3)                                 the costs related to the travel are incorporated in the approved budget of the award.

The Agreement Officer may approve travel which has not been incorporated in writing as required by paragraph (a)(2). In such case, a copy of the Agreement Officer’s approval must be included in the agreement file.

b.                                      NOTIFICATION

(1)                                 As long as prior budget approval has been met in accordance with paragraph (a) above, a separate Notification will not be necessary unless:

(i)                                     the primary purpose of the trip is to work with USAID Mission personnel, or

(ii)                                  the recipient expects significant administrative or substantive programmatic support from the Mission.

Neither the USAID Mission nor the Embassy will require Country Clearance of employees or contractors of USAID Recipients.

(2) Where notification is required in accordance with paragraph (1)(i) or (ii) above, the recipient will observe the following standards:

(i)                                     Send a written notice to the cognizant USAID Technical Office in the Mission. If the recipient’s primary point of contact is a Technical Officer in USAID/W, the recipient may send the notice to that person. It will be the responsibility of the USAID/W Technical Officer to forward the notice to the field.

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(ii)                                  The notice should be sent as far in advance as possible, but at least 14 calendar days in advance of the proposed travel. This notice may be sent by fax or e-mail. The recipient should retain proof that notification was made.

(iii)                               The notification shall contain the following information: the award number, the cognizant Technical Officer, the traveler’s name (if known), date of arrival, and the purpose of the trip.

(iv)                              The USAID Mission will respond only if travel has been denied. It will be the responsibility of the Technical Officer in the Mission to contact the recipient within 5 working days of having received the notice if the travel is denied. If the recipient has not received a response within the time frame, the recipient will be considered to have met these standards for notification, and may travel.

(v)                                 If a subrecipient is required to issue a Notification, as per this section, the subrecipient may contact the USAID Technical Officer directly, or the prime may contact USAID on the subrecipient’s behalf.

c.                                       SECURITY ISSUES

Recipients are encouraged to obtain the latest Department of State Travel Advisory Notices before travelling. These Notices are available to the general public and may be obtained directly from the State Department, or via Internet.

Where security is a concern in a specific region, recipients may choose to notify the US Embassy of their presence when they have entered the country. This may be especially important for long-term posting.

d.                                      USE OF U.S.-OWNED LOCAL CURRENCY

Travel to certain countries shall, at USAID’s option, be funded from U.S.-owned local currency. When USAID intends to exercise this option, USAID will either issue a U.S. Government S.F. 1169, Transportation Request (GTR) which the Recipient may exchange for tickets, or issue the tickets directly. Use of such U.S.-owned currencies will constitute a dollar charge to this cooperative agreement.

e.                                       THE FLY AMERICA ACT

The Fly America Act (49 U.S.C. 40118) requires that all air travel and shipments under this award must be made on U.S. flag air carriers to the extent service by such carriers is available. The Administrator of General Services Administration (GSA) is authorized to issue regulations for purposes of implementation. Those regulations may be found at 41 CFR part 301, and are hereby incorporated by reference into this award.

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f.                                        COST PRINCIPLES

The recipient will be reimbursed for travel and the reasonable cost of subsistence, post differentials and other allowances paid to employees in international travel status in accordance with the recipient’s applicable cost principles and established policies and practices which are uniformly applied to federally financed and other activities of the Recipient.

If the recipient does not have written established policies regarding travel costs, the standard for determining the reasonableness of reimbursement for overseas allowance will be the Standardized Regulations (Government Civilians, Foreign Areas), published by the U.S. Department of State, as from time to time amended. The most current subsistence, post differentials, and other allowances may be obtained from the Agreement Officer.

g.                                       SUBAWARDS.

This provision will be included in all subawards and contracts which require international air travel and transportation under this award.

[END OF PROVISION]

19.                               OCEAN SHIPMENT OF GOODS (JUNE 1999)

a.                                      At least 50% of the gross tonnage of all goods purchased under this agreement and transported to the cooperating countries shall be made on privately owned U.S. flag commercial ocean vessels, to the extent such vessels are available at fair and reasonable rates for such vessels.

b.                                      At least 50% of the gross freight revenue generated by shipments of goods purchased under this agreement and transported to the cooperating countries on dry cargo liners shall be paid to or for the benefit of privately owned U.S. flag commercial ocean vessels to the extent such vessels are available at fair and reasonable rates for such vessels.

c.                                       When U.S. flag vessels are not available, or their use would result in a significant delay, the Recipient may request a determination of non-availability from the USAID Transportation Division, Office of Procurement, Washington, D.C. 20523, giving the basis for the request which will relieve the Recipient of the requirement to use U.S. flag vessels for the amount of tonnage included in the determination. Shipments made on non-free world ocean vessels are not reimbursable under this cooperative agreement.

d.                                      The recipient shall send a copy of each ocean bill of lading, stating all of the carrier’s charges including the basis for calculation such as weight or cubic measurement, covering a shipment under this agreement to:

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U.S. Department of Transportation,

Maritime Administration, Division of National Cargo,

400 7th Street, S.W.,

Washington, DC 20590, and

U.S. Agency for International Development,

Office of Procurement, Transportation Division

1300 Pennsylvania Avenue, N.W.

Washington, DC 20523-7900

e.                                       Shipments by voluntary nonprofit relief agencies (i.e., PVOs) shall be governed by this standard provision and by USAID Regulation 2, “Overseas Shipments of Supplies by Voluntary Nonprofit Relief Agencies” (22 CFR Part 202).

f.                                        Shipments financed under this cooperative agreement must meet applicable eligibility requirements set out in 22 CFR 228.21.

[END OF PROVISION]

20.                               LOCAL PROCUREMENT (April 1998)

a.                                      Financing local procurement involves the use of appropriated funds to finance the procurement of goods and services supplied by local businesses, dealers or producers, with payment normally being in the currency of the cooperating country.

b.                                      Locally financed procurements must be covered by source and nationality waivers as set forth in 22 CFR 228, Subpart F, except as provided for in mandatory standard provision, “USAID Eligibility Rules for Goods and Services,” or when one of the following exceptions applies:

(1)                                 Locally available commodities of U.S. origin, which are otherwise eligible for financing, if the value of the transaction is estimated not to exceed $100,000 exclusive of transportation costs.

(2)                                 Commodities of geographic code 935 origin if the value of the transaction does not exceed the local currency equivalent of $5,000.

(3)                                 Professional Services Contracts estimated not to exceed $250,000.

(4)                                 Construction Services Contracts estimated not to exceed $5,000,000.

(5)                                 Commodities and services available only in the local economy (no specific per transaction value applies to this category). This category includes the following items:

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(i)                                     Utilities including fuel for heating and cooking, waste disposal and trash collection;

(ii)                                  Communications - telephone, telex, fax, postal and courier services;

(iii)                               Rental costs for housing and office space;

(iv)                              Petroleum, oils and lubricants for operating vehicles and equipment;

(v)                                 Newspapers, periodicals and books published in the cooperating country;

(vi)                              Other commodities and services and related expenses that, by their nature or as a practical matter, can only be acquired, performed, or incurred in the cooperating country, e.g., vehicle maintenance, hotel accommodations, etc.

c.                                       The coverage on ineligible and restricted goods and services in the mandatory standard provision entitled, “USAID Eligibility Rules for Goods and Services,” also apply to local procurement.

d.                                      This provision will be included in all subagreements where local procurement of goods or services is a supported element.

[END OF PROVISION]

21.                               VOLUNTARY POPULATION PLANNING ACTIVITIES - MANDATORY REQUIREMENTS (MAY 2006)

Requirements for Voluntary Sterilization Programs

(1)                                 None of the funds made available under this award shall be used to pay for the performance of involuntary sterilization as a method of family planning or to coerce or provide any financial incentive to any individual to practice sterilization.

Prohibition on Abortion-Related Activities:

(1)                                 No funds made available under this award will be used to finance, support, or be attributed to the following activities: (i) procurement or distribution of equipment intended to be used for the purpose of inducing abortions as a method of family planning; (ii) special fees or incentives to any person to coerce or motivate them to have abortions; (iii) payments to persons to perform abortions or to solicit persons to undergo abortions; (iv) information, education, training, or communication programs that seek to promote abortion as a method of family

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planning; and (v) lobbying for or against abortion. The term “motivate”, as it relates to family planning assistance, shall not be construed to prohibit the provision, consistent with local law, of information or counseling about all pregnancy options.

(2)                                 No funds made available under this award will be used to pay for any biomedical research which relates, in whole or in part, to methods of, or the performance of, abortions or involuntary sterilizations as a means of family planning. Epidemiologic or descriptive research to assess the incidence, extent or consequences of abortions is not precluded.

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II.                                   REQUIRED AS APPLICABLE STANDARD PROVISIONS FOR U.S., NONGOVERNMENTAL RECIPIENTS

1.          NEGOTIATED INDIRECT COST RATE - PROVISIONAL (Profit) (April 1998)

NEGOTIATED INDIRECT COST RATE - PROVISIONAL (Profit) (April 1998)

a. Provisional indirect cost rates shall be established for the recipient’s accounting periods during the term of this award. Pending establishment of revised provisional or final rates, allowable indirect costs shall be reimbursed at the rates, on the bases, and for the periods shown in the schedule of this award. Indirect cost rates and the appropriate bases shall be established in accordance with FAR Subpart 42.7.

b. Within six months after the close of the recipient’s fiscal year, the recipient shall submit to the cognizant agency for audit the proposed final indirect cost rates and supporting cost data. If USAID is the cognizant agency or no cognizant agency has been designated, the recipient shall submit three copies of the proposed final indirect cost rates and supporting cost data, to the Overhead, Special Costs, and Closeout Branch, Office or Procurement, USAID, Washington, DC 20523-7802. The proposed rates shall be based on the recipient’s actual cost experience during that fiscal year. Negotiations of final indirect cost rates shall begin soon after receipt of the recipient’s proposal.

c. Allowability of costs and acceptability of cost allocation methods shall be determined in accordance with the applicable cost principles.

d. The results of each negotiation shall be set forth in an indirect cost rate agreement signed by both parties. Such agreement is automatically incorporated into this award and shall specify (1) the agreed upon final rates, (2) the bases to which the rates apply, (3) the fiscal year for which the rates apply, and (4) the items treated as direct costs. The agreement shall not change any monetary ceiling, award obligation, or specific cost allowance or disallowance provided for in this award.

e. Pending establishment of final indirect cost rates for any fiscal year, the recipient shall be reimbursed either at negotiated provisional rates or at billing rates acceptable to the Agreement Officer, subject to appropriate adjustment when the final rates for the fiscal year are established. To prevent substantial overpayment or underpayment, the provisional or billing rates may be prospectively or retroactively revised by mutual agreement.

f. Failure by the parties to agree on final rates is a 22 CFR 226.90 dispute.

[END OF PROVISION]

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2.                                      PUBLICATIONS AND MEDIA RELEASES (MARCH 2006)

PUBLICATIONS AND MEDIA RELEASES (MARCH 2006)

a.                                      The recipient shall provide the USAID Cognizant Technical Officer one copy of all published works developed under the award with lists of other written work produced under the award. In addition, the recipient shall submit final documents in electronic format unless no electronic version exists at the following address:

Online (preferred)

http://www.dec.org/submit.cfm

Mailing address:

Document Acquisitions

USAID Development Experience Clearinghouse (DEC)

8403 Colesville Road Suite 210

Silver Spring, MD 20910-6368

Contract Information

Telephone (301) 562-0641

Fax (301) 588-7787

E-mail: docsubmit@dec.cdie.org

Electronic documents must consist of only one electronic file that comprises the complete and final equivalent of a hard copy. They may be submitted online (preferred); on 3.5” diskettes, a Zip disk, CD-R, or by e-mail. Electronic documents should be in PDF (Portable Document Format). Submission in other formats is acceptable but discouraged.

Each document submitted should contain essential bibliographic elements, such as 1) descriptive title; 2) author(s) name; 3) award number; 4) sponsoring USAID office; 5) strategic objective; and 6) date of publication;:

b.                                      In the event award funds are used to underwrite the cost of publishing, in lieu of the publisher assuming this cost as is the normal practice, any profits or royalties up to the amount of such cost shall be credited to the award unless the schedule of the award has identified the profits or royalties as program income.

c.                                       Except as otherwise provided in the terms and conditions of the award, the author or the recipient is free to copyright any books, publications, or other copyrightable materials developed in the course of or under this award, but USAID reserves a royalty-free nonexclusive and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use the work for Government purposes.

[END OF PROVISION]

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3.                            PARTICIPANT TRAINING (April 1998)

PARTICIPANT TRAINING (April 1998)

a.                                      Definition: A participant is any non-U.S. individual being trained under this award outside of that individual’s home country.

b.                                      Application of ADS Chapter 253: Participant training under this award shall comply with the policies established in ADS Chapter 253, Participant Training, except to the extent that specific exceptions to ADS 253 have been provided in this award with the concurrence of the Office of International Training.

c.                                       Orientation: In addition to the mandatory requirements in ADS 253, recipients are strongly encouraged to provide, in collaboration with the Mission training officer, predeparture orientation and orientation in Washington at the Washington International Center. The latter orientation program also provides the opportunity to arrange for home hospitality in Washington and elsewhere in the United States through liaison with the National Council for International Visitors (NCIV). If the Washington orientation is determined not to be feasible, home hospitality can be arranged in most U.S. cities if a request for such is directed to the Agreement Officer, who will transmit the request to NCIV through EGAT/ED/PT.

[END OF PROVISION]

4.                            VOLUNTARY POPULATION PLANNING ACTIVITIES - SUPPLEMENTAL REQUIREMENTS (MAY 2006)

VOLUNTARY POPULATION PLANNING ACTIVITIES - SUPPLEMENTAL REQUIREMENTS (MAY 2006)

a.                                      Voluntary Participation and Family Planning Methods:

(1)                                 The recipient agrees to take any steps necessary to ensure that funds made available under this award will not be used to coerce any individual to practice methods of family planning inconsistent with such individual’s moral, philosophical, or religious beliefs. Further, the recipient agrees to conduct its activities in a manner which safeguards the rights, health and welfare of all individuals who take part in the program.

(2)                                 Activities which provide family planning services or information to individuals, financed in whole or in part under this agreement, shall provide a broad range of family planning methods and services available in the country in which the activity is conducted or shall provide information to such individuals regarding where such methods and services may be obtained.

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b.                                      Requirements for Voluntary Family Planning Projects

(1)                                 A Family planning project must comply with the requirements of this paragraph.

(2)                                 A project is a discrete activity through which a governmental or nongovernmental organization or public international organization provides family planning services to people and for which funds obligated under this award, or goods or services financed with such funds, are provided under this award, except funds solely for the participation of personnel in short-term, widely attended training conferences or programs.

(3)                                 Service providers and referral agents in the project shall not implement or be subject to quotas or other numerical targets of total number of births, number of family planning acceptors, or acceptors of a particular method of family planning. Quantitative estimates or indicators of the number of births, acceptors, and acceptors of a particular method that are used for the purpose of budgeting, planning, or reporting with respect to the project are not quotas or targets under this paragraph, unless service providers or referral agents in the project are required to achieve the estimates or indicators.

(4)                                 The project shall not include the payment of incentives, bribes, gratuities or financial rewards to (i) any individual in exchange for becoming a family planning acceptor or (ii) any personnel performing functions under the project for achieving a numerical quota or target of total number of births, number of family planning acceptors, or acceptors of a particular method of contraception. This restriction applies to salaries or payments paid or made to personnel performing functions under the project if the amount of the salary or payment increases or decreases based on a predetermined number of births, number of family planning acceptors, or number of acceptors of a particular method of contraception that the personnel affect or achieve.

(5)                                 No person shall be denied any right or benefit, including the right of access to participate in any program of general welfare or health care, based on the person’s decision not to accept family planning services offered by the project.

(6)                                 The project shall provide family planning acceptors comprehensible information about the health benefits and risks of the method chosen, including those conditions that might render the use of the method inadvisable and those adverse side effects known to be consequent to the use of the method. This requirement may be satisfied by providing information in accordance with the medical practices and standards and

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health conditions in the country where the project is conducted through counseling, brochures, posters, or package inserts.

(7)                                 The project shall ensure that experimental contraceptive drugs and devices and medical procedures are provided only in the context of a scientific study in which participants are advised of potential risks and benefits.

(8)                                 With respect to projects for which USAID provides, or finances the contribution of, contraceptive commodities or technical services and for which there is no subaward or contract under this award, the organization implementing a project for which such assistance is provided shall agree that the project will comply with the requirements of this paragraph while using such commodities or receiving such services.

(9)

i)                                         The recipient shall notify USAID when it learns about an alleged violation in a project of the requirements of subparagraphs (3), (4), (5) or (7) of this paragraph;

ii)                                      the recipient shall investigate and take appropriate corrective action, if necessary, when it learns about an alleged violation in a project of subparagraph (6) of this paragraph and shall notify USAID about violations in a project affecting a number of people over a period of time that indicate there is a systemic problem in the project.

iii)                                   The recipient shall provide USAID such additional information about violations as USAID may request.

c.                                       Additional Requirements for Voluntary Sterilization Programs

(1)                                 None of the funds made available under this award shall be used to pay for the performance of involuntary sterilization as a method of family planning or to coerce or provide any financial incentive to any individual to practice sterilization.

(2)                                 The recipient shall ensure that any surgical sterilization procedures supported in whole or in part by funds from this award are performed only after the individual has voluntarily appeared at the treatment facility and has given informed consent to the sterilization procedure. Informed consent means the voluntary, knowing assent from the individual after being advised of the surgical procedures to be followed, the attendant discomforts and risks, the benefits to be expected, the availability of alternative methods of family planning, the purpose of the operation and its irreversibility, and the option to withdraw consent anytime prior to the operation. An individual’s consent is considered voluntary if it is based upon the exercise of free choice and is not obtained by any special

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inducement or any element of force, fraud, deceit, duress, or other forms of coercion or misrepresentation.

(3)                                 Further, the recipient shall document the patient’s informed consent by (i) a written consent document in a language the patient understands and speaks, which explains the basic elements of informed consent, as set out above, and which is signed by the individual and by the attending physician or by the authorized assistant of the attending physician; or (ii) when a patient is unable to read adequately a written certification by the attending physician or by the authorized assistant of the attending physician that the basic elements of informed consent above were orally presented to the patient, and that the patient thereafter consented to the performance of the operation. The receipt of this oral explanation shall be acknowledged by the patient’s mark on the certification and by the signature or mark of a witness who shall speak the same language as the patient.

(4)                                 The recipient must retain copies of informed consent forms and certification documents for each voluntary sterilization procedure for a period of three years after performance of the sterilization procedure.

d.                                      Prohibition on Abortion-Related Activities:

(1)                                 No funds made available under this award will be used to finance, support, or be attributed to the following activities: (i) procurement or distribution of equipment intended to be used for the purpose of inducing abortions as a method of family planning; (ii) special fees or incentives to any person to coerce or motivate them to have abortions; (iii) payments to persons to perform abortions or to solicit persons to undergo abortions; (iv) information, education, training, or communication programs that seek to promote abortion as a method of family planning; and (v) lobbying for or against abortion. The term “motivate”, as it relates to family planning assistance, shall not be construed to prohibit the provision, consistent with local law, of information or counseling about all pregnancy options.

(2)                                 No funds made available under this award will be used to pay for any biomedical research which relates, in whole or in part, to methods of, or the performance of, abortions or involuntary sterilizations as a means of family planning. Epidemiologic or descriptive research to assess the incidence, extent or consequences of abortions is not precluded.

*e.                                Ineligibility of Foreign Nongovernmental Organizations that Perform or Actively Promote Abortion as a Method of Family Planning.

I.           Grants and Cooperative Agreements with U.S. Nongovernmental Organizations

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(1)                                 The recipient agrees that it will not furnish assistance for family planning under this award to any foreign nongovernmental organization that performs or actively promotes abortion as a method of family planning in USAID-recipient countries or that provides financial support to any other foreign nongovernmental organization that conducts such activities. For purposes of this paragraph (e), a foreign nongovernmental organization is a nongovernmental organization that is not organized under the laws of any State of the United States, the District of Columbia or the Commonwealth of Puerto Rico.

(2)                                 Prior to furnishing funds provided under this award to another nongovernmental organization organized under the laws of any State of the United States, the District of Columbia, or the Commonwealth of Puerto Rico, the recipient shall obtain the written agreement of such organization that the organization shall not furnish assistance for family planning under this award to any foreign nongovernmental organization except under the conditions and requirements that are applicable to the recipient as set forth in this paragraph (e).

(3)                                 The recipient may not furnish assistance for family planning under this award to a foreign nongovernmental organization (the subrecipient) unless:

(i)                                     The subrecipient certifies in writing that it does not perform or actively promote abortion as a method of family planning in USAID-recipient countries and does not provide financial support to any other foreign nongovernmental organization that conducts such activities; and

(ii)                                  The recipient obtains the written agreement of the subrecipient containing the undertakings described in subparagraph (4) below.

(4)                                 Prior to furnishing assistance for family planning under this award to a subrecipient, the subrecipient must agree in writing that:

(i)                                     The subrecipient will not, while receiving assistance under this award, perform or actively promote abortion as a method of family planning in USAID-recipient countries or provide financial support to other foreign nongovernmental organizations that conduct such activities;

(ii)                                  The recipient and authorized representatives of USAID may, at any reasonable time: (A) inspect the documents and materials maintained or prepared by the subrecipient in the usual course of its operations that describe the family planning activities of the subrecipient, including reports, brochures and service statistics; (B)

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observe the family planning activity conducted by the subrecipient; (C) consult with family planning personnel of the subrecipient; and (D) obtain a copy of the audited financial statement or report of the subrecipient, if there is one;

(iii)                               In the event that the recipient or USAID has reasonable cause to believe that a subrecipient may have violated its undertaking not to perform or actively promote abortion as a method of family planning, the recipient shall review the family planning program of the subrecipient to determine whether a violation of the undertaking has occurred. The subrecipient shall make available to the recipient such books and records and other information as may be reasonably requested in order to conduct the review. USAID may also review the family planning program of the subrecipient under these circumstances, and USAID shall have access to such books and records and information for inspection upon request;

(iv)                              The subrecipient shall refund to the recipient the entire amount of assistance for family planning furnished to the subrecipient under this award in the event it is determined that the certification provided by the subrecipient under subparagraph (3), above, is false;

(v)                                 Assistance for family planning provided to the subrecipient under this award shall be terminated if the subrecipient violates any undertaking in the agreement required by subparagraphs (3) and (4), and the subrecipient shall refund to the recipient the value of any assistance furnished under this award that is used to perform or actively promote abortion as a method of family planning; and

(vi)                              The subrecipient may furnish assistance for family planning under this award to another foreign nongovernmental organization (the subsubrecipient) only if: (A) the sub-subrecipient certifies in writing that it does not perform or actively promote abortion as a method of family planning in USAID-recipient countries and does not provide financial support to any other foreign nongovernmental organization that conducts such activities; and (B) the subrecipient obtains the written agreement of the sub-subrecipient that contains the same undertakings and obligations to the subrecipient as those provided by the subrecipient to the recipient as described in subparagraphs (4)(i)-(v) above.

(5)                                 Agreements with subrecipients and sub-subrecipients required under subparagraphs (3) and (4) shall contain the definitions set forth in subparagraph (10) of this paragraph (e).

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(6)                                 The recipient shall be liable to USAID for a refund for a violation of any requirement of this paragraph (e) only if: (i) the recipient knowingly furnishes assistance for family planning to a subrecipient who performs or actively promotes abortion as a method of family planning; or (ii) the certification provided by a subrecipient is false and the recipient failed to make reasonable efforts to verify the validity of the certification prior to furnishing assistance to the subrecipient; or (iii) the recipient knows or has reason to know, by virtue of the monitoring which the recipient is required to perform under the terms of this award, that a subrecipient has violated any of the undertakings required under subparagraph (4) and the recipient fails to terminate assistance for family planning to the subrecipient, or fails to require the subrecipient to terminate assistance to a sub-subrecipient that violates any undertaking of the agreement required under subparagraph 4(vi), above. If the recipient finds, in exercising its monitoring responsibility under this award, that a subrecipient or sub-subrecipient receives frequent requests for the information described in subparagraph (10)(iii)(A)(II), below, the recipient shall verify that this information is being provided properly in accordance with subparagraph (10)(iii)(A)(II) and shall describe to USAID the reasons for reaching its conclusion.

(7)                                 In submitting a request to USAID for approval of a recipient’s decision to furnish assistance for family planning to a subrecipient, the recipient shall include a description of the efforts made by the recipient to verify the validity of the certification provided by the subrecipient. USAID may request the recipient to make additional efforts to verify the validity of the certification. USAID will inform the recipient in writing when USAID is satisfied that reasonable efforts have been made. If USAID concludes that these efforts are reasonable within the meaning of subparagraph (6) above, the recipient shall not be liable to USAID for a refund in the event the subrecipient’s certification is false unless the recipient knew the certification to be false or misrepresented to USAID the efforts made by the recipient to verify the validity of the certification.

(8)                                 It is understood that USAID may make independent inquiries, in the community served by a subrecipient or sub-subrecipient, regarding whether it performs or actively promotes abortion as a method of family planning.

(9)                                 A subrecipient must provide the certification required under subparagraph (3) and a sub-subrecipient must provide the certification required under subparagraph (4)(vi) each time a new agreement is executed with the subrecipient or sub-subrecipient in furnishing assistance for family planning under the award.

(10)                          The following definitions apply for purposes of this paragraph (e):

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(i)                                     Abortion is a method of family planning when it is for the purpose of spacing births. This includes, but is not limited to, abortions performed for the physical or mental health of the mother, but does not include abortions performed if the life of the mother would be endangered if the fetus were carried to term or abortions performed following rape or incest (since abortion under these circumstances is not a family planning act).

(ii)                                  To perform abortions means to operate a facility where abortions are performed as a method of family planning. Excluded from this definition are clinics or hospitals that do not include abortion in their family planning programs. Also excluded from this definition is the treatment of injuries or illnesses caused by legal or illegal abortions, for example, postabortion care.

(iii)                               To actively promote abortion means for an organization to commit resources, financial or other, in a substantial or continuing effort to increase the availability or use of abortion as a method of family planning.

(A)                               This includes, but is not limited to, the following:

(I)                                   Operating a family planning counseling service that includes, as part of the regular program, providing advice and information regarding the benefits and availability of abortion as a method of family planning;

(II)                              Providing advice that abortion is an available option in the event other methods of family planning are not used or are not successful or encouraging women to consider abortion (passively responding to a question regarding where a safe, legal abortion may be obtained is not considered active promotion if the question is specifically asked by a woman who is already pregnant, the woman clearly states that she has already decided to have a legal abortion, and the family planning counselor reasonably believes that the ethics of the medical profession in the country requires a response regarding where it may be obtained safely);

(III)                         Lobbying a foreign government to legalize or make available abortion as a method of family planning or lobbying such a government to continue the legality of abortion as a method of family planning; and

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(IV)                          Conducting a public information campaign in USAID-recipient countries regarding the benefits and/or availability of abortion as a method of family planning.

(B)                               Excluded from the definition of active promotion of abortion as a method of family planning are referrals for abortion as a result of rape or incest, or if the life of the mother would be endangered if the fetus were carried to term. Also excluded from this definition is the treatment of injuries or illnesses caused by legal or illegal abortions, for example, post-abortion care.

(C)                               Action by an individual acting in the individual’s capacity shall not be attributed to an organization with which the individual is associated, provided that the organization neither endorses nor provides financial support for the action and takes reasonable steps to ensure that the individual does not improperly represent that the individual is acting on behalf of the organization.

(iv)                              To furnish assistance for family planning to a foreign nongovernmental organization means to provide financial support under this award to the family planning program of the organization, and includes the transfer of funds made available under this award or goods or services financed with such funds, but does not include the purchase of goods or services from an organization or the participation of an individual in the general training programs of the recipient, subrecipient or sub-subrecipient.

(v)                                 To control an organization means the possession of the power to direct or cause the direction of the management and policies of an organization.

(11)                          In determining whether a foreign nongovernmental organization is eligible to be a subrecipient or sub-subrecipient of assistance for family planning under this award, the action of separate nongovernmental organizations shall not be imputed to the subrecipient or sub-subrecipient, unless, in the judgment of USAID, a separate nongovernmental organization is being used as a sham to avoid the restrictions of this paragraph (e). Separate nongovernmental organizations are those that have distinct legal existence in accordance with the laws of the countries in which they are organized. Foreign organizations that are separately organized shall not be considered separate, however, if one is controlled by the other. The recipient may request USAID’s approval to treat as separate the family planning activities of two or more organizations, that would not be considered separate under the preceding sentence, if the recipient believes, and provides a written justification to USAID therefore, that the family planning activities of the organizations are sufficiently distinct so as to warrant not imputing the activity of one to the other.

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(12) Assistance for family planning may be furnished under this award by a recipient, subrecipient or sub-subrecipient to a foreign government event though the government includes abortion in its family planning program, provided that no assistance may be furnished in support of the abortion activity of the government and any funds transferred to the government shall be placed in a segregated account to ensure that such funds may not be used to support the abortion activity of the government.

(13) The requirements of this paragraph are not applicable to child spacing assistance furnished to a foreign nongovernmental organization that is engaged primarily in providing health services if the objective of the assistance is to finance integrated health care services to mothers and children and child spacing is one of several health care services being provided by the organization as part of a larger child survival effort with the objective of reducing infant and child mortality.

II.      Grants and Cooperative Agreements with Non-U.S., Nongovernmental Organizations

(1)                                 The recipient certifies that it does not now and will not during the term of this award perform or actively promote abortion as a method of family planning in USAID-recipient countries or provide financial support to any other foreign nongovernmental organization that conducts such activities. For purposes of this paragraph (e), a foreign nongovernmental organization is a nongovernmental organization that is not organized under the laws of any State of the United States, the District of Columbia or the Commonwealth of Puerto Rico.

(2)                                 The recipient agrees that the authorized representative of USAID may, at any reasonable time: (i) inspect the documents and materials maintained or prepared by the recipient in the usual course of its operations that describe the family planning activities of the recipient, including reports, brochures and service statistics; (ii) observe the family planning activity conducted by the recipient, (iii) consult with the family planning personnel of the recipient; and (iv) obtain a copy of the audited financial statement or report of the recipient, if there is one.

(3)                                 In the event USAID has reasonable cause to believe that the recipient may have violated its undertaking not to perform or actively promote abortion as a method of family planning, the recipient shall make available to USAID such books and records and other information as USAID may reasonably request in order to determine whether a violation of the undertaking has occurred.

(4)                                 The recipient shall refund to USAID the entire amount of assistance for family planning furnished under this award in the event it is determined that the certification provided by the recipient under subparagraph (1), above, is false.

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(5)                                 Assistance for family planning to the recipient under this award shall be terminated if the recipient violates any undertaking required by this paragraph (e), and the recipient shall refund to USAID the value of any assistance furnished under this award that is used to perform or actively promote abortion as a method of family planning.

(6)                                 The recipient may not furnish assistance for family planning under this award to a foreign nongovernmental organization (the subrecipient) unless: (i) the subrecipient certifies in writing that it does not perform or actively promote abortion as a method of family planning in USAID-recipient countries and does not provide financial support to any other foreign nongovernmental organization that conducts such activities; and (ii) the recipient obtains the written agreement of the subrecipient containing the undertakings described in subparagraph (7), below.

(7)                                 Prior to furnishing assistance for family planning under this award to a subrecipient, the subrecipient must agree in writing that:

(i)                                     The subrecipient will not, while receiving assistance under this award, perform or actively promote abortion as a method of family planning in USAID-recipient countries or provide financial support to other nongovernmental organizations that conduct such activities.

(ii)                                  The recipient and authorized representatives of USAID may, at any reasonable time: (A) inspect the documents and materials maintained or prepared by the subrecipient in the usual course of its operations that describe the family planning activities of the subrecipient, including reports, brochures and service statistics; (B) observe the family planning activity conducted by the subrecipient; (C) consult with family planning personnel of the subrecipient; and (D) obtain a copy of the audited financial statement or report of the subrecipient, if there is one.

(iii)                               In the event the recipient or USAID has reasonable cause to believe that a subrecipient may have violated its undertaking not to perform or actively promote abortion as a method of family planning, the recipient shall review the family planning program of the subrecipient to determine whether a violation of the undertaking has occurred. The subrecipient shall make available to the recipient such books and records and other information as may be reasonably requested in order to conduct the review. USAID may also review the family planning program of the subrecipient under these circumstances, and USAID shall have access to such books and records and information for inspection upon request.

(iv)                              The subrecipient shall refund to the recipient the entire amount of assistance for family planning furnished to the subrecipient under this

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award in the event it is determined that the certification provided by the subrecipient under subparagraph (6), above, is false.

(v)                                 Assistance for family planning to the subrecipient under this award shall be terminated if the subrecipient violates any undertaking required by this paragraph (e), and the subrecipient shall refund to the recipient the value of any assistance furnished under this award that is used to perform or actively promote abortion as a method of family planning.

(vi)                              The subrecipient may furnish assistance for family planning under this award to another foreign nongovernmental organization (the subsubrecipient) only if: (A) the sub-subrecipient certifies in writing that it does not perform or actively promote abortion as a method of family planning in USAID-recipient countries and does not provide financial support to any other foreign nongovernmental organization that conducts such activities; and (B) the subrecipient obtains the written agreement of the sub-subrecipient that contains the same undertakings and obligations to the subrecipient as those provided by the subrecipient to the recipient as described in subparagraphs (7)(i)-(v), above.

(8)                                 Agreements with subrecipients and sub-subrecipients required under subparagraphs (6) and (7) shall contain the definitions set forth in subparagraph (13) of this paragraph (e).

(9)                                 The recipient shall be liable to USAID for a refund for a violation by a subrecipient relating to its certification required under subparagraph (6) or by a subrecipient or a sub-subrecipient relating to its undertakings in the agreement required under subparagraphs (6) and (7) only if: (i) the recipient knowingly furnishes assistance for family planning to a subrecipient that performs or actively promotes abortion as a method of family planning; or (ii) the certification provided by a subrecipient is false and the recipient failed to make reasonable efforts to verify the validity of the certification prior to furnishing assistance to the subrecipient; or (iii) the recipient knows or has reason to know, by virtue of the monitoring that the recipient is required to perform under the terms of this award, that a subrecipient has violated any of the undertakings required under subparagraph (7) and the recipient fails to terminate assistance for family planning to the subrecipient, or fails to require the subrecipient to terminate assistance to a sub-subrecipient that violates any undertaking of the agreement required under subparagraph 7(vi), above. If the recipient finds, in exercising its monitoring responsibility under this award, that a subrecipient or sub-subrecipient receives frequent requests for the information described in subparagraph (13)(iii)(A)(II), below, the recipient shall verify that this information is being provided properly in accordance with subparagraph 13(iii)(A)(II) and shall describe to USAID the reasons for reaching its conclusion.

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(10)                          In submitting a request to USAID for approval of a recipient’s decision to furnish assistance for family planning to a subrecipient, the recipient shall include a description of the efforts made by the recipient to verify the validity of the certification provided by the subrecipient. USAID may request the recipient to make additional efforts to verify the validity of the certification. USAID will inform the recipient in writing when USAID is satisfied that reasonable efforts have been made. If USAID concludes that these efforts are reasonable within the meaning of subparagraph (9) above, the recipient shall not be liable to USAID for a refund in the event the subrecipient’s certification is false unless the recipient knew the certification to be false or misrepresented to USAID the efforts made by the recipient to verify the validity of the certification.

(11)                          It is understood that USAID may make independent inquiries, in the community served by a subrecipient or sub-subrecipient, regarding whether it performs or actively promotes abortion as a method of family planning.

(12)                          A subrecipient must provide the certification required under subparagraph (6) and a sub-subrecipient must provide the certification required under subparagraph (7)(vi) each time a new agreement is executed with the subrecipient or sub-subrecipient in furnishing assistance for family planning under this award.

(13)                          The following definitions apply for purposes of paragraph (e):

(i)                                     Abortion is a method of family planning when it is for the purpose of spacing births. This includes, but is not limited to, abortions performed for the physical or mental health of the mother but does not include abortions performed if the life of the mother would be endangered if the fetus were carried to term or abortions performed following rape or incest (since abortion under these circumstances is not a family planning act).

(ii)                                  To perform abortions means to operate a facility where abortions are performed as a method of family planning. Excluded from this definition are clinics or hospitals that do not include abortion in their family planning programs. Also excluded from this definition is the treatment of injuries or illnesses caused by legal or illegal abortions, for example, post-abortion care.

(iii)                               To actively promote abortion means for an organization to commit resources, financial or other, in a substantial or continuing effort to increase the availability or use of abortion as a method of family planning.

(A)                               This includes, but is not limited to, the following:

(I)                                   Operating a family planning counseling service that includes, as part of the regular program, providing advice

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and information regarding the benefits and availability of abortion as a method of family planning;

(II)                              Providing advice that abortion is an available option in the event other methods of family planning are not used or are not successful or encouraging women to consider abortion (passively responding to a question regarding where a safe, legal abortion may be obtained is not considered active promotion if the question is specifically asked by a woman who is already pregnant, the woman clearly states that she has already decided to have a legal abortion, and the family planning counselor reasonably believes that the ethics of the medical profession in the country requires a response regarding where it may be obtained safely);

(III)                         Lobbying a foreign government to legalize or make available abortion as a method of family planning or lobbying such a government to continue the legality of abortion as a method of family planning; and

(IV)                          Conducting a public information campaign in USAID-recipient countries regarding the benefits and/or availability of abortion as a method of family planning.

(B)                               Excluded from the definition of active promotion of abortion as a method of family planning are referrals for abortion as a result of rape or incest or if the life of the mother would be endangered if the fetus were carried to term. Also excluded from this definition is the treatment of injuries or illnesses caused by legal or illegal abortions, for example, post-abortion care.

(C)                               Action by an individual acting in the individual’s own capacity shall not be attributed to an organization with which the individual is associated, provided that the organization neither endorses nor provides financial support for the action and takes reasonable steps to ensure that the individual does not improperly represent the individual is acting on behalf of the organization.

(iv)                              To furnish assistance for family planning to a foreign nongovernmental organization means to provide financial support under this award to the family planning program of the organization, and includes the transfer of funds made available under this award or goods or services financed with such funds, but does not include the purchase of goods or services from an organization or the participation of an individual in the

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general training programs of the recipient, subrecipient or sub-subrecipient.

(v)                                 To control an organization means the possession of the power to direct or cause the direction of the management and policies of an organization.

(14)                          In determining whether a foreign nongovernmental organization is eligible to be a recipient, subrecipient or sub-subrecipient of assistance for family planning under this award, the action of separate nongovernmental organizations shall not be imputed to the recipient, subrecipient or subsubrecipient, unless, in the judgment of USAID, a separate nongovernmental organization is being used as a sham to avoid the restrictions of this paragraph (e). Separate nongovernmental organizations are those that have distinct legal existence in accordance with the laws of the countries in which they are organized. Foreign organizations that are separately organized shall not be considered separate, however, if one is controlled by the other. The recipient may request USAID’s approval to treat as separate the family planning activities of two or more organizations, which would not be considered separate under the preceding sentence, if the recipient believes, and provides a written justification to USAID therefore, that the family planning activities of the organizations are sufficiently distinct so as to warrant not imputing the activity of one of the other.

(15)                          Assistance for family planning may be furnished under this award by a recipient, subrecipient or sub-subrecipient to a foreign government even though the government includes abortion in its family planning program, provided that no assistance may be furnished in support of the abortion activity of the government and any funds transferred to the government shall be placed in a segregated account to ensure that such funds may not be used to support the abortion activity of the government.

(16)                          The requirements of this paragraph are not applicable to child spacing assistance furnished to a foreign nongovernmental organization that is engaged primarily in providing health services if the objective of the assistance is to finance integrated health care services to mothers and children and child spacing is one of several health care services being provided by the organization as part of a larger child survival effort with the objective of reducing infant and child mortality.

III. Exceptions

The paragraphs set forth in sections (I) and (II) above are not applicable in the situations described below:

(1)                                 While the paragraphs are to be used in grants and cooperative agreements (and assistance subagreements) that provide financing for family planning activity or activities, if family planning is a component of an activity

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involving assistance or other purposes, such as food and nutrition, health for education, paragraph (e), “Ineligibility of Foreign Nongovernmental Organizations that Perform or Actively Promote Abortion as a Method of Family Planning,” applies only to the family planning component.

(2)                                 When health or child survival funds are used to provide assistance for child spacing as well as health purposes, these paragraphs are applicable to such assistance unless: (a) the foreign nongovernmental organization is one that primarily provides health services; (b) the objective of the assistance is to finance integrated health care services to mothers and children; and (c) child spacing is one of several health care services being provided as part of a larger child survival effort with the objective of reducing infant and child mortality. These paragraphs need not be included in the assistance agreement if it indicates that assistance for child spacing will be provided only in this way. USAID support under these circumstances is considered a contribution to a health service delivery program and not to a family planning program. In such a case, these paragraphs need not be included in an assistance agreement.

(3)                                 These paragraphs need not be included in assistance agreements with United States nongovernmental organizations for family planning purposes if implementation of the activity does not involve assistance to foreign nongovernmental organizations.

*f.                                 The recipient shall insert paragraphs (a), (b), (c), (d), and (f) of this provision in all subsequent subagreements and contracts involving family planning or population activities that will be supported in whole or in part from funds under this award. Paragraph (e) shall be inserted in subagreements and sub-subagreements in accordance with the terms of paragraph (e). The term subagreement means subgrants and subcooperative agreements.

[END OF PROVISION]

5.                                      TITLE TO AND CARE OF PROPERTY (COOPERATING COUNTRY TITLE) (NOVEMBER 1985)

TITLE TO AND CARE OF PROPERTY (COOPERATING COUNTRY TITLE)

(NOVEMBER 1985)

a.                                      Except as modified by the schedule of this cooperative agreement, title to all equipment, materials and supplies, the cost of which is reimbursable to the recipient by USAID or by the cooperating country, shall at all times be in the name of the cooperating country or such public or private agency as the cooperating country may designate, unless title to specified types or classes of equipment is reserved to USAID under provisions set forth in the schedule of this award. All such property shall be under the custody and control of recipient until

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the owner of title directs otherwise or completion of work under this award or its termination, at which time custody and control shall be turned over to the owner of title or disposed of in accordance with its instructions. All performance guarantees and warranties obtained from suppliers shall be taken in the name of the title owner.

b.                                      The recipient shall maintain and administer in accordance with sound business practice a program for the maintenance, repair, protection, and preservation of Government property so as to assure its full availability and usefulness for the performance of this cooperative agreement. The recipient shall take all reasonable steps to comply with all appropriate directions or instructions which the Agreement Officer may prescribe as reasonably necessary for the protection of the Government property.

c.                                       The recipient shall prepare and establish a program, to be approved by the appropriate USAID Mission, for the receipt, use, maintenance, protection, custody and care of equipment, materials and supplies for which it has custodial responsibility, including the establishment of reasonable controls to enforce such program. The recipient shall be guided by the following requirements:

(1)                                 Property Control: The property control system shall include but not be limited to the following:

(i)                                     Identification of each item of cooperating country property acquired or furnished under the award by a serially controlled identification number and by description of item. Each item must be clearly marked “Property of (insert name of cooperating country).”

(ii)                                  The price of each item of property acquired or furnished under this award.

(iii)                               The location of each item of property acquired or furnished under this award.

(iv)                              A record of any usable components which are permanently removed from items of cooperating country property as a result of modification or otherwise.

(v)                                 A record of disposition of each item acquired or furnished under the award.

(vi)                              Date of order and receipt of any item acquired or furnished under the award.

(vii)        The official property control records shall be kept in such condition that at any stage of completion of the work under this award, the status of

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property acquired or furnished under this award may be readily ascertained. A report of current status of all items of property acquired or furnished under the award shall be submitted yearly concurrently with the annual report.

(2)                                 Maintenance Program: The recipient’s maintenance program shall be consistent with sound business practice, the terms of the award, and provide for:

(i)                                     disclosure of need for and the performance of preventive maintenance,

(ii)                                  disclosure and reporting of need for capital type rehabilitation, and

(iii)                               recording of work accomplished under the program:

(A)                               Preventive maintenance - Preventive maintenance is maintenance generally performed on a regularly scheduled basis to prevent the occurrence of defects and to detect and correct minor defects before they result in serious consequences.

(B)                               Records of maintenance - The recipient’s maintenance program shall provide for records sufficient to disclose the maintenance actions performed and deficiencies discovered as a result of inspections.

(C)                               A report of status of maintenance of cooperating country property shall be submitted annually concurrently with the annual report.

d.                                      Risk of Loss:

(1)                                 The recipient shall not be liable for any loss of or damage to the cooperating country property, or for expenses incidental to such loss or damage except that the recipient shall be responsible for any such loss or damage (including expenses incidental thereto):

(i)                                     Which results from willful misconduct or lack of good faith on the part of any of the recipient’s directors or officers, or on the part of any of its managers, superintendents, or other equivalent representatives, who have supervision or direction of all or substantially all of the recipient’s business, or all or substantially all of the recipient’s operation at anyone plant, laboratory, or separate location in which this award is being performed;

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(ii)                                  Which results from a failure on the part of the recipient, due to the willful misconduct or lack of good faith on the part of any of its directors, officers, or other representatives mentioned in (i) above:

(A)                               to maintain and administer, in accordance with sound business practice, the program for maintenance, repair, protection, and preservation of cooperating country property as required by (i) above, or

(B)                               to take all reasonable steps to comply with any appropriate written directions of the Agreement Officer under (b) above;

(iii)                               For which the recipient is otherwise responsible under the express terms designated in the schedule of this award;

(vi)                              Which results from a risk expressly required to be insured under some other provision of this award, but only to the extent of the insurance so required to be procured and maintained, or to the extent of insurance actually procured and maintained, whichever is greater; or

(v)                                 Which results from a risk which is in fact covered by insurance or for which the Recipient is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(vi)                              Provided, that, if more than one of the above exceptions shall be applicable in any case, the recipient’s liability under anyone exception shall not be limited by any other exception.

(2)                                 The recipient shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance, or any provision for a reserve, covering the risk of loss of or damage to the cooperating country property, except to the extent that USAID may have required the recipient to carry such insurance under any other provision of this award.

(3)                                 Upon the happening of loss or destruction of or damage to the cooperating country property, the recipient shall notify the Agreement Officer thereof, shall take all reasonable steps to protect the cooperating country property from further damage, separate the damaged and undamaged cooperating country property, put all the cooperating country property in the best possible order, and furnish to the Agreement Officer a statement of:

(i)                                     The lost, destroyed, or damaged cooperating country property;

(ii)                                  The time and origin of the loss, destruction, or damage;

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(iii)                               All known interests in commingled property of which the cooperating country property is a part; and

(iv)                              The insurance, if any, covering any part of or interest in such commingled property.

(4)                                 The recipient shall make repairs and renovations of the damaged cooperating country property or take such other action as the Agreement Officer directs.

(5)                                 In the event the recipient is indemnified, reimbursed, or otherwise compensated for any loss or destruction of or damage to the cooperating country property, it shall use the proceeds to repair, renovate or replace the cooperating country property involved, or shall credit such proceeds against the cost of the work covered by the award, or shall otherwise reimburse USAID, as directed by the Agreement Officer. The recipient shall do nothing to prejudice USAID’s right to recover against third parties for any such loss, destruction, or damage, and upon the request of the Agreement Officer, shall, at the Governments expense, furnish to USAID all reasonable assistance and cooperation (including assistance in the prosecution of suits and the execution of instruments or assignments in favor of the Government) in obtaining recovery.

e.                                       Access: USAID, and any persons designated by it, shall at all reasonable times have access to the premises wherein any cooperating country property is located, for the purpose of inspecting the cooperating country property.

f.                                        Final Accounting and Disposition of Cooperating Country Property: Within 90 days after completion of this award, or at such other date as may be fixed by the Agreement Officer, the recipient shall submit to the Agreement Officer an inventory schedule covering all items of equipment, materials and supplies under the recipient’s custody, title to which is in the cooperating country or public or private agency designated by the cooperating country, which have not been consumed in the performance of this award. The recipient shall also indicate what disposition has been made of such property.

g.                                       Communications: All communications issued pursuant to this provision shall be in writing.

[END OF PROVISION]

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6.                                      PUBLIC NOTICES (MARCH 2004)

PUBLIC NOTICES (MARCH 2004)

It is USAID’s policy to inform the public as fully as possible of its programs and activities. The recipient is encouraged to give public notice of the receipt of this award and, from time to time, to announce progress and accomplishments. Press releases or other public notices should include a statement substantially as follows:

“The U.S. Agency for International Development administers the U.S. foreign assistance program providing economic and humanitarian assistance in more than 120 countries worldwide.”

The recipient may call on USAID’s Bureau for Legislative and Public Affairs for advice regarding public notices. The recipient is requested to provide copies of notices or announcements to the cognizant technical officer and to USAID’s Bureau for Legislative and Public Affairs as far in advance of release as possible.

[END OF PROVISION]

7.                                      COST SHARING (MATCHING) (July 2002)

COST SHARING (MATCHING) (July 2002)

a.                                      If at the end of any funding period, the recipient has expended an amount of non-Federal funds less than the agreed upon amount or percentage of total expenditures, the Agreement Officer may apply the difference to reduce the amount of USAID incremental funding in the following funding period. If the award has expired or has been terminated, the Agreement Officer may require the recipient to refund the difference to USAID.

b.                                      The source, origin and nationality requirements and the restricted goods provision established in the Standard Provision entitled “USAID Eligibility Rules for Goods and Services” do not apply to cost sharing (matching) expenditures.

[END OF PROVISION]

8.              PROHIBITION OF ASSISTANCE TO DRUG TRAFFICKERS (JUNE 1999)

PROHIBITION OF ASSISTANCE TO DRUG TRAFFICKERS (JUNE 1999)

a.         USAID reserves the right to terminate assistance to, or take other appropriate measures with respect to, any participant approved by USAID who is found to have been convicted of a narcotics offense or to have been engaged in drug trafficking as defined in 22 CFR Part 140.

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b.         (1) For any loan over $1000 made under this agreement, the recipient shall insert a clause in the loan agreement stating that the loan is subject to immediate cancellation, acceleration, recall or refund by the recipient if the borrower or a key individual of a borrower is found to have been convicted of a narcotics offense or to have been engaged in drug trafficking as defined in 22 CFR Part

9.                                      REPORTING OF FOREIGN TAXES (March 2006)

REPORTING OF FOREIGN TAXES (March 2006)

a.                                      The recipient must annually submit a report by April 16 of the next year.

b.                                      Contents of Report. The report must contain:

(i)                                     Contractor/recipient name.

(ii)                                  Contact name with phone, fax and email.

(iii)                               Agreement number(s).

(iv)                              Amount of foreign taxes assessed by a foreign government [each foreign government must be listed separately] on commodity purchase transactions valued at $500 or more financed with U.S. foreign assistance funds under this agreement during the prior U.S. fiscal year.

(v)                                 Only foreign taxes assessed by the foreign government in the country receiving U.S. assistance is to be reported. Foreign taxes by a third party foreign government are not to be reported. For example, if an assistance program for Lesotho involves the purchase of commodities in South Africa using foreign assistance funds, any taxes imposed by South Africa would not be reported in the report for Lesotho (or South Africa).

(vi)                              Any reimbursements received by the Recipient during the period in (iv) regardless of when the foreign tax was assessed and any reimbursements on the taxes reported in (iv) received through March 31.

(vii)                           Report is required even if the recipient did not pay any taxes during the report period.

(viii)                        Cumulative reports may be provided if the recipient is implementing more than one program in a foreign country.

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c.                                       Definitions. For purposes of this clause:

(i)                                     “Agreement” includes USAID direct and country contracts, grants, cooperative agreements and interagency agreements.

(ii)                                  “Commodity” means any material, article, supply, goods, or equipment.

(iii)                               “Foreign government” includes any foreign governmental entity.

(iv)                              “Foreign taxes” means value-added taxes and custom duties assessed by a foreign government on a commodity. It does not include foreign sales taxes.

d.                                      Where. Submit the reports to: [insert address and point of contact at the Embassy, Mission or FM/CMP as appropriate. see b. below] [optional with a copy to]

e.                                       Subagreements. The recipient must include this reporting requirement in all applicable subcontracts, subgrants and other subagreements.

f.                                        For further information see http://www.state.gov/m/rm/c10443.htm.

[END OF PROVISION]

10.                               FOREIGN GOVERNMENT DELEGATIONS TO INTERNATIONAL CONFERENCES (January 2002)

FOREIGN GOVERNMENT DELEGATIONS TO INTERNATIONAL CONFERENCES (January 2002)

Funds in this agreement may not be used to finance the travel, per diem, hotel expenses, meals, conference fees or other conference costs for any member of a foreign government’s delegation to an international conference sponsored by a public international organization, except as provided in ADS Mandatory Reference “Guidance on Funding Foreign Government Delegations to International Conferences or as approved by the Agreement Officer.

These provisions also must be included in the Standard Provisions of any new grant or cooperative agreement to a public international organization or a U.S. or non-U.S. non-governmental organization financed with FY04 HIV/AIDS funds or modification to an existing grant or cooperative agreement that adds FY04 HIV/AIDS.

[END OF PROVISION]

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11.                               USAID DISABILITY POLICY - ASSISTANCE (DECEMBER 2004)

USAID DISABILITY POLICY - ASSISTANCE (DECEMBER 2004)

a.                                      The objectives of the USAID Disability Policy are (1) to enhance the attainment of United States foreign assistance program goals by promoting the participation and equalization of opportunities of individuals with disabilities in USAID policy, country and sector strategies, activity designs and implementation; (2) to increase awareness of issues of people with disabilities both within USAID programs and in host countries; (3) to engage other U.S. government agencies, host country counterparts, governments, implementing organizations and other donors in fostering a climate of nondiscrimination against people with disabilities; and (4) to support international advocacy for people with disabilities. The full text of the policy paper can be found at the following website: http://www.usaid.gov/about/disability/DISABPOL.FlN.html

b.                                      USAID therefore requires that the recipient not discriminate against people with disabilities in the implementation of USAID funded programs and that it make every effort to comply with the objectives of the USAID Disability Policy in performing the program under this grant or cooperative agreement. To that end and to the extent it can accomplish this goal within the scope of the program objectives, the recipient should demonstrate a comprehensive and consistent approach for including men, women and children with disabilities.

[END OF PROVISION]

12.                               HOMELAND SECURITY PRESIDENTIAL DIRECTIVE - 12 (HSPD-12) (SEPTEMBER 2006)

In response to the general threat of unauthorized access to federal facilities and information systems, the President issued Homeland Security Presidential Directive-12. HSPD-12 requires all Federal agencies to use a common Personal Identity Verification (PIV) standard when identifying and issuing access rights to users of Federally-controlled facilities and/or Federal Information Systems.

USAID is applying the requirements of HSPD-12 to applicable assistance awards. USAID will begin issuing HSPD-12 “smart card” IDs to applicable recipients (and recipient employees), using a phased approach. Effective October 27, 2006, USAID will begin issuing new “smart card” IDs to new recipients (and recipient employees) requiring routine access to USAID controlled facilities and/or access to USAID’s information systems. USAID will begin issuance of the new smart card IDs to existing recipients (and existing recipient employees) on October 27, 2007. (Exceptions would include those situations where an existing recipient (or recipient employee) loses or damages his/her existing ID and would need a replacement ID prior to Oct 27, 2007. In those situations, the existing recipient (or recipient employee) would need to follow the PIV processes described below, and be issued one of the new smart cards.)

Accordingly, before a recipient (including a recipient employee) may obtain a USAID ID (new or replacement) authorizing him/her routine access to USAID facilities, or logical access to USAID’s information systems, the individual must provide two forms of

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identity source documents in original form and a passport size photo. One identity source document must be a valid Federal or state government-issued picture ID. (Overseas foreign nationals must comply with the requirements of the Regional Security Office.) USAID/W recipients (and recipient employee) must contact the USAID Security Office to obtain the list of acceptable forms of documentation, and recipients working in overseas Missions must obtain the acceptable documentation list from the Regional Security Officer. Submission of these documents, and related background checks, are mandatory in order for the recipient (or employee) to receive a building access ID, and before access will be granted to any of USAID’s information systems. All recipients (or employees) must physically present these two source documents for identity proofing at their USAID/W or Mission Security Briefing. The recipient (or employee) must return any issued building access ID and remote authentication token to USAID custody upon termination of the individual’s employment with the recipient or completion of the award, whichever occurs first.

The recipient must comply with all applicable HSPD-12 and PIV procedures, as described above, as well as any subsequent USAID or government-wide HSPD-12 and PIV procedures/policies, including any subsequent applicable USAID General Notices, Office of Security Directives and/or Automated Directives System (ADS) policy directives and required procedures. This includes HSPD-12 procedures established in USAID/Washington and those procedures established by the overseas Regional Security Office. In the event of inconsistencies between this clause and later issued Agency or government-wide HSPD-12 guidance, the most recent issued guidance should take precedence, unless otherwise instructed by the Agreement Officer.

The recipient is required to include this clause in any subawards (including subcontracts) that require the subawardee or subawardee employee to have routine physical access to USAID space or logical access to USAID’s information systems.

[END OF STANDARD PROVISIONS]

13.                               PROHIBITION ON THE PROMOTION OR ADVOCACY OF THE LEGALIZATION OR PRACTICE OF PROSTITUTION OR SEX TRAFFICKING (JUNE 2005)

PROHIBITION ON THE PROMOTION OR ADVOCACY OF THE LEGALIZATION OR PRACTICE OF PROSTITUTION OR SEX TRAFFICKING (JUNE 2005)

a.                                      The U.S. Government is opposed to prostitution and related activities, which are inherently harmful and dehumanizing, and contribute to the phenomenon of trafficking in persons. None of the funds made available under this agreement may be used to promote or advocate the legalization or practice of prostitution or sex trafficking. Nothing in the preceding sentence shall be construed to preclude the provision to individuals of palliative care, treatment, or post-exposure pharmaceutical prophylaxis, and necessary

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pharmaceuticals and commodities, including test kits, condoms, and, when proven effective, microbicides.

b.                                      Except as noted in the second sentence of this paragraph, as a condition of entering into this agreement or any subagreement, a non-governmental organization or public international organization recipient/subrecipient must have a policy explicitly opposing prostitution and sex trafficking. The following organizations are exempt from this paragraph: the Global Fund to Fight AIDS, Tuberculosis and Malaria; the World Health Organization; the International AIDS Vaccine Initiative; and any United Nations agency.

c.                                       The following definition applies for purposes of this provision:

Sex trafficking means the recruitment, harboring, transportation, provision, or obtaining of a person for the purpose of a commercial sex act. 22 U.S.C. 7102(9).

d.                                      The recipient shall insert this provision, which is a standard provision, in all subagreements.

e.                                       This provision includes express terms and conditions of the agreement and any violation of it shall be grounds for unilateral termination of the agreement by USAID prior to the end of its term.

[END OF PROVISION]

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Attachment D

DETAILED IMPLEMENTATION PLAN

To be submitted post award for CTO approval.

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MODIFICATION OF ASSISTANCE
1. MODIFICATION	2. EFFECTIVE DATE OF	3. AWARD NUMBER:	4. EFFECTIVE DATE OF
NUMBER	MODIFICATION		AWARD :
03	September 28, 2011	AEG-A-00-08-00009	09/30/2008

5. GRANTEE:			6. ADMINISTERED BY:

Arcadia Biosciences, Inc.			U.S. Agency for International Development
202 Cousteau Place, Suite 105			Office of Acquisition and Assistance
Davis, CA 95618			M/OAA/BFS - SA-44
1300 Pennsylvania Avenue, NW
Washington, DC 20523
DUNS NO.: 135964760
TIN NO.: 81-0571538	LOC NO.: N/A

7. FISCAL DATA:	Amount Obligated:		8. TECHNICAL OFFICE:

Budget Fiscal Year:	See Fiscal Data on page 2		USAID, BFS, Saharah Moon Chapotin, AOTR
Operating Unit:
Strategic Objective:			9. PAYMENT OFFICE:
Team/Division:
Benefiting Geo Area:			US Agency for International Development
Object Class:			Office of Financial Management, SA-44
1300 Pennsylvania Ave., NW
Washington, DC 20523
obldocCMP@usaid.gov

10. FUNDING SUMMARY:

	Obligated Amount	Total Est. Amt.
Amount Prior to this Modification:	$3,381,056.00	$3,631,056.00
Change Made by this Modification:	$750,000.00	$4,544,331.00
New/Current Total:	$4,131,056.00	$8,175,387.00

11. DESCRIPTION OF MODIFICATION:

The purposes of this Modification are to:

1.	Extend the period of performance by 5 years from September 29, 2011 through September 30, 2016;
2.	Provide $750,000 in incremental funding as identified on page 2;
3.	Increase the Total Estimated Amount and Total Obligated Amount by $4,544,331 from $3,631,056 to $8,175,387 as shown in block 10 of this modification; and
4.	Revise the budget; and
5.	Provide Additional Program Description as Attachment I.

See page 2 and attachment for items 3, 4 and 5 listed above.

12.

THIS MODIFICATION IS ENTERED INTO PURSUANT TO THE AUTHORITY OF THE FOREIGN ASSISTANCE ACT OF 1961 AS AMENDED. EXCEPT AS SPECIFICALLY HEREIN AMENDED, ALL TERMS AND CONDITIONS OF THE GRANT REFERENCED IN BLOCK #3 ABOVE, AS IT MAY HAVE HERETOFORE BEEN AMENDED, REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

13.	GRANTEE ☒ IS ☐ IS NOT REQUIRED TO SIGN THIS DOCUMENT TO RECONFIRM ITS AGREEMENT WITH THE CHANGES EFFECTED HEREIN

14. GRANTEE: Arcadia Biosciences, Inc.	15. THE UNITED STATES OF AMERICA

U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT

BY:	/s/ Eric J. Rey	BY:	/s/ Natalie J. Thunberg

	Eric J. Rey		Natalie J. Thunberg
	(Name Typed or Printed)		(Name Typed or Printed)

TITLE:	President & CEO	TITLE:	Agreement Officer

DATE:	09/30/2011	DATE:	09/30/2011

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3.                                      Fiscal Data

REQM-BFS-11-000063

BBFY: 2011 EBFY: 2012 Fund: DV-GFSI OP: BFS/ART

Prog Area: A18 Dist Code: BFS-CRC Prog Elem: A074

Team/Div: M/MPBP BGA: 997 SOC: 4100201

Funded: $750,000.00

4.                       BUDGET

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total
India*	$1,000,000	$1,410,255	$970,801	$250,000					$3,631,056
Indonesia				$255,012	$324,473	$103,440	$97,474	$0	$780,400
GHG				$33,507	$185,255	$41,505	$50,279	$0	$310,546
NUE				$61,410	$106,375	$46,000	$46,000	$0	$259,785
Capacity
Building				$160,094	$32,843	$15,935	$1,196	$0	$210,068
Bangladesh				$497,805	$870,322	$644,558	$400,198	$82,263	$2,495,146
Salt II				$497,805	$535,595	$529,656	$288,228	$72,957	$1,924,240
GHG				$0	$223,126	$79,376	$79,376	$0	$381,877
Capacity
Building				$0	$111,602	$35,526	$32,595	$9,306	$189,029
Arcadia**				$115,580	$464,761	$454,535	$174,768	$59,142	$1,268,785
NHX
Protein
Safety				$0	$325,353	$313,035	$31,146	$0	$669,534
GHG
oversight				$86,665	$110,059	$111,710	$113,386	$28,452	$450,272

Management				$28,915	$29,349	$29,789	$30,236	$30,690	$148,979
Total	$1,000,000	$1,410,255	$970,801	$1,118,397	$1,659,556	$1,202,533	$672,440	$141,405	$8,175,387

Arcadia Cost Share	$6,047,597	$5,066,146	$5,503,502	$6,360,000	$6,360,000	$6,360,000	$6,360,000	$6,360,000	$48,417,245

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Attachment I

Additional Program Description

Accelerating Development of Abiotic Stress Tolerant Rice and Wheat

BUILDING ON THE INITIAL GRANT

The goal of this grant has been to develop and test in India high yielding varieties of rice and wheat with increased Nitrogen Use Efficiency (NUE), Water Use Efficiency (WUE) and salt tolerance (NHX). In collaboration with Mahyco, we have made significant progress towards this goal. […*…] These are all commercial quality events, thus positioning these lines for advancement through the Indian regulatory system. […*…]

Arcadia Biosciences and Mahyco have entered into commercial agreements to continue the development of these technologies for a number of Asian markets. This played a catalytic role in advancing the commercial development of these products — defraying some of the risk in bringing a transgenic rice and wheat forward in light of significant market uncertainties and accelerating the timeframe for commercial introduction. Through the continued commercial investment by both Arcadia and Mahyco, […*…] The only funding sought related to the continued advancement of these products is the analysis of the protein safety for the NHX salt tolerance product. This will provide the partner countries with experience in generating food safety data and expanding their knowledge of product development beyond the transformation and field-testing steps familiar to public researchers. Gaining experience with the type of data generated to demonstrate food safety will also strengthen host country capacity related to regulatory reviews and implementation.

Building on the success of the first grant, Arcadia proposes to expand the collaboration to include public sector research institutions in Bangladesh and Indonesia. The goals are to accelerate the commercial introduction of transgenic rice, to advance the development of second-generation salt tolerance traits that can be used in combination with the existing technologies under development, and to strengthen a range of skills among public sector research institutions in transgenic crop development. Thus there is both a global component to the proposed extension — beginning regulatory work on NUE and new salt tolerance trait development — and country-specific components that include capacity building of the public sector. Both rice and wheat remain the primary targets for salt tolerant trait development. Given that the work proposed here is still in the research phase rather than product development, we will focus on screening targets in rice initially.

The additional genes that we will test for salt tolerance, outlined later in the proposal, are, to the best of our knowledge, in the public domain. BRRI will be free to commercialize any of the proposed technologies and Arcadia will make available materials from those genes available to BRRI. Those materials could include a non-proprietary selectable marker. […*…] Should BRRI have an interest in commercializing a rice event with the selectable marker, Arcadia would like to be consulted to ensure that regulatory and stewardship concerns are adequately addressed. Should any new intellectual property be developed in the course of this collaboration, Arcadia will provide BRRI with commercial rights in Bangladesh as well.

After the launch of the initial grant, Arcadia Biosciences and the International Rice Research Institute (IRRI) established a collaboration to measure the greenhouse gas emissions from rice and wheat production. Agriculture is the second largest industrial sector in terms of greenhouse gas emissions. Nitrous oxide, a product of fertilizer, is three hundred times more potent a greenhouse gas than carbon dioxide. Globally, the annual manufacturing and use of fertilizer just in rice production emits an estimated

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100 million metric tons of carbon dioxide equivalent. The greenhouse gas measurement program in India under the first grant is providing a baseline for comparison against the potential carbon footprint of NUE crops versus current production practices. This research has also enabled the comparison of different sampling and measurement techniques. Finally, along with data from Arcadia collaborators in China, the data from the first phase is being applied to the development of a methodology that we intend to register with the Clean Development Mechanism (CDM). This would pave the way for projects to access Certified Emissions Reduction credits under the CDM or carbon offsets on voluntary carbon markets.

Also included in this extension are the completion of activities that were deferred from the timeline of the first grant per the request of USAID/Washington. Those are outlined briefly and included in the budget ($250,000). Further detail is available in the first proposal and work plans.

GOALS

Accelerating the Path for Technology Introduction

Rice and wheat productivity gains in Asia through the Green Revolution played a central role in advancing food security, both through increasing the availability of these staple foods and through increasing small farmer incomes. As we look at the remaining global challenge of food security, South Asia remains a center of attention, representing the largest number of food insecure people in the world, and sustainable productivity gains in rice and wheat remain critical components of the solution. Arcadia technologies offer tools to increase productivity of these crops, particularly in light of increasing resource constraints and climate change.

Nitrogen fertilizer drives crop productivity. While adoption levels in Asia are high, they come at significant costs in the form of government subsidies and environmental impacts including water contamination and greenhouse gas emissions. As outlined in the first grant, Arcadia’s NUE technology represents a significant opportunity to improve both crop productivity and environmental sustainability. Through a combination of climate change and growth in urban and industrials sectors, water resources in Asia are under growing constraint. Development of drought and water stress tolerance crops will be important to sustaining yields and particularly critical in the case of rice where a shift towards reduced flooding and even direct seeded rice is underway. Through our commercial partnership, Arcadia and Mahyco are committed to the continued development of these technologies for commercialization in Asia.

The potential value of these traits to farmers in Asia are substantial. […*…]

To accelerate the introduction of these technologies, we will begin development of the regulatory work that is common across all countries and initiate collaborations in Bangladesh and Indonesia. Increasing the familiarity among the scientists and policy makers who will determine the path for transgenic crop introduction will build the foundation for introduction of NUE and WUE rice and wheat. As we have seen in India, the commercialization of transgenic food crops such as brinjal has been more difficult than predicted and commercialization of transgenic rice in China has stalled due to opposition to biotechnology. As the timeline stretches out the number of years before a GM product reaches the market, it significantly increases the risk to commercial companies. By initiating collaborations with public research institutions in two important markets outside of India, Arcadia will enhance the technical expertise and understanding of transgenic rice among the scientists, regulators, and policy makers who will play leading roles in making decisions about the commercialization of the technologies funded under the current grant.

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Bangladesh and Indonesia represent a strategic overlap in the goals of both Arcadia and USAID. As one of the major food security focus countries for the U.S. government’s food security initiative, Bangladesh is also likely one of the first markets for commercialization of the current generation of Arcadia technologies for NUE, WUE, and salt. Importantly, Bangladesh provides a valuable real world environment for testing salt tolerance traits in rice. Much of the academic research on salt tolerance has been with simulating conditions that likely do not replicate the type of salt stresses experienced in farmers’ fields. […*…] A collaboration with the Bangladesh Rice Research Institute will allow us to harness BRRI’s expertise in testing rice under natural salt stress to more accurately screen for commercially viable levels of salt tolerance.

While Indonesia is not a food security focus country, an estimated 87 million people remain food insecure and rice prices impact this number. Climate change models predict decreases in rice harvests due to changes in rainfall patterns, pointing to the need to increase the drought tolerance of rice and deploy other technologies to sustain yields. As an important member of ASEAN, Indonesia is a likely leader in the advancement of transgenic crops within South East Asia. Indeed it was the leadership of Indonesian scientists to reach out to Arcadia following a presentation at an APEC meeting that sparked our proposed collaboration. The proposed partner, the Indonesian Center for Agricultural Biotechnology and Genetic Resources Research and Development (ICABIOGRAD), plays a central role in evaluating transgenic crop applications under the Indonesian regulatory system. Collaborative research between Arcadia and ICABIOGRAD will allow field evaluations that will accelerate introduction of NUE rice.

Salinity Constraints — Global & Bangladesh

Globally, an estimated $15-20 billion in crop yields are lost annually due to salinity. Irrigation is the primary source of salinization outside of coastal production areas and thus salinity is a significant factor in some of the most important crop production systems, from the U.S., Argentina, and Australia in the developed world, to India, Pakistan, Egypt, Ethiopia and South Africa where intensification of agriculture is central to food security. Breeding for salt tolerance in crops has shown that it is a complex trait, involving several different physiological mechanisms, from regulation of uptake, osmotic adjustments that regulate sodium concentrations, to compartmentalization within the plant and within cells. […*…] A fuller discussion of potential candidate genes is provided below.

Salinity impacts crop productivity on an estimated 1 million hectares along the coastal areas of Bangladesh, where salt water intrusion is a growing problem. An estimated 53 percent of the coastal areas are affected by salinity. Salinity is particularly acute during the dry season, when it becomes the largest constraint to productivity of rice and wheat. The lack of fresh water flushing from rivers during the dry season and the concentration of salts on soil surfaces through evaporation account for the rise of salinity build up during the dry season. Tidal flooding during the wet season further expands the problem in coastal areas. In addition to the direct impact of salinity of plant growth, saline soils also show high levels of nutrient deficiency. Research on wheat in Bangladesh demonstrated that the uptake of nitrogen was lower in salt-affected soils.

Under current conditions, average rice yields in salt affected areas of Bangladesh are estimated at 2.5 to 3.0 tons per hectare. […*…]

Researchers in Bangladesh have increased attention to development of salt tolerant crops and agricultural management practices to reduce soil salinity levels. The Bangladesh Rice Research Institute’s release of a salt tolerant variety, BRRI Dhan 47, in recent years represent an advancement in tackling this problem and demonstrates BRRI’s capacity to screen for salt tolerance in the field. It is this field expertise and the ability to test for tolerance under real soil and irrigation conditions that is makes BRRI and attractive research partner to Arcadia in developing a second generation of salt genes for

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application in rice and wheat. Interestingly, researchers at the University of Dhaka and Jahangirnagar University, have also shown that transformation of rice with the NHX gene increases salt tolerance. This is the same technology Arcadia and Mahyco are advancing commercially under the current grant.

Reducing Greenhouse Gas Emissions

Both Bangladesh and Indonesia are key countries for USAID’s global climate change program. We propose to extend the baseline measurement of greenhouse gases (GHG) to include these two countries. In the case of Bangladesh, this will be lead by IRRI and linked to the CSISA program. We will also collaborate with the International Fertilizer Development Center to measure the impact of Urea Deep Placement (UDP) on greenhouse gas emissions and look for synergies between Arcadia’s NUE technology and UDP as tools for mitigating greenhouse gas emissions. In the future, when NUE rice and wheat are introduced to Bangladesh, it is possible that the combination of UDP and NUE provide a strategic policy opportunity to reducing the heavy drain that fertilizer subsidies have on the government’s agricultural budget.

In Indonesia, ICABIOGRAD will collaborate with the Indonesian Center for Land Resources Research and Climate Change, also part of the Ministry of Agriculture, to conduct greenhouse gas emissions. Arcadia has japonica varieties of rice that have been transformed with NUE. As tropical varieties of japonica are produced in Indonesia, the field trials of these will provide one of the first opportunities to measure greenhouse gas emissions directly on NUE rice and compare the carbon footprint to current agricultural practices.

TECHNICAL OBJECTIVES & SPECIFIC ACTIVITIES

Activities Deferred

These include the following: (more detail is provided in the original work plan)

•                  […*…]

•                  […*…]

•                  […*…]

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Strengthening Local Capacity — Bangladesh & Indonesia

To increase local technical capacity and to support decision-making about the safety of transgenic rice, Arcadia will host researchers from each of the target countries. This will also provide the opportunity to expose public sector institutions to how industry approaches product development versus research. Training could include cloning and construction of vectors, molecular characterization of gene inserts, rice transformation, protocols for greenhouse screening and event selection, and field trail design. Arcadia is conducting rice transgenic trials in California, offering an opportunity to provide training in both the product development and biosafety components of conducting field trials in the private sector.

Additional valuable training will be provided in the area of biosafety, allowing public researchers to build the knowledge and skills required to take a transgenic crop through regulatory systems. This component will be coordinated with USAID’s biosafety programs currently working in both countries. Arcadia is one of only a handful of institutions in the U.S. that is participating in the USDA’s Biotechnology Quality Management System (BQMS). This USDA-initiated program aims to enhance quality stewardship of transgenic crops throughout the research and product development cycles based on standard quality management principles. Arcadia’s regulatory team will provide training in quality management systems to both ICABIOGRAD and BRRI to strengthen the stewardship of these public research institutions to ensure the safe management of these regulated crops. In addition, we will provide the opportunity for researchers to learn how to conduct the initial food safety assessment of transgenic protein products, working with Arcadia’s regulatory and analytical teams. This knowledge will also strengthen the role of these researchers in informing national biosafety review committees. The proposed protein safety studies are required by CODEX and by all countries (namely, stability and digestibility) and will be done on the NHX salt tolerance gene under development in the first grant as the life of the extension will not span this stage of development for the additional salt gene targets.

The length and type of training will be determined jointly by BRRI (Bangladesh), ICABIOGRAD (Indonesia), and Arcadia to ensure we address the priorities and capacities of the partners. We could host scientists for six to twelve months each for training in the cloning, transformation, molecular characterization and greenhouse screening, with shorter visits to Arcadia laboratories for training in areas such as quality management systems and initial food safety assessment. Over the life of the grant, this would provide the opportunity for a number of sequential visiting scientists, and with placements at our laboratories in Davis, California and Seattle, Washington.

As field evaluation of candidate genes is central to the collaboration with BRRI in Bangladesh, we propose to fund some infrastructure and additional training to ensure trials are conducted under biosafety containment conditions at one or two BRRI field stations in the coastal areas. This may include security fencing for a portion of the experiment station fields to control access to the field, guards, and additional field space to provide for required separation distances from other rice production plots. While Arcadia will provide training of lead scientists at our facilities, we propose to hire short-term consultants, in consultation with USAID’s biosafety programs, to provide field-based training of staff who will manage the field trials in Bangladesh and to inspect the field trials for compliance with safety measures.

Identification of Additional Salt Tolerance Genes

Genetic engineering of salt tolerant rice shows considerable promise, […*…]

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Should any new intellectual property be developed as a result of this collaboration, Arcadia will likewise provide BRRI the right to commercialize that technology(ies) in Bangladesh.

[…*…]

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Conducting Initial Food Safety Assessment

CODEX outlines the data needed for the initial assessment of food safety of new biotechnology products and these standards have been the basis for the draft food safety guidelines in Bangladesh. While most of the data are dependent on a specific transgenic event, a portion is focused on the transgene itself. Sought here are the funds to pursue the protein safety analysis for the NHX salt tolerance gene. It is expected that the new targets identified in the research outlined above will be stacked in combination with NHX to give robust salt tolerance. As such, engaging Bangladeshi scientists in this work on NHX will build their familiarity with this first component of the food safety assessment. As Bangladesh has recently drafted new food safety guidelines, providing experience with how the data is generated will be timely in

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providing one of the first tangible products by which to understand implementation of these new guidelines.

The initial food safety assessment requires that the protein be purified, preferably isolated from the plant or alternatively from a bacterial host. Because NHX is a transmembrane antiporter, the inherent process of purifying a membrane-bound protein is substantial. The proposed approach is discussed later.

The safety assessment process includes:

1.              Description of the recombinant-DNA plant;

2.              Description of the host plant and it’s use as a food;

3.              Description of the donor organism(s);

4.              Description of the genetic modification(s);

5.              Characterization of the genetic modification(s);

6.              Safety assessment of the protein product;

7.              Other considerations.

The timeline and employee investment to complete the above process is discussed in the project management section. In total, it takes […*…] to complete the process, including time to optimize expression and purification of the protein to conduct the experiments that characterize the transgenic product, independent of the plant.

[…*…]

[…*…]

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This is included in Arcadia’s cost-share contribution to the partnership.

Field Trails of NUE Rice in Indonesia

Lead by ICABIOGRAD, we will conduct field trials of NUE rice in Indonesia to both look at performance, to provide training in field evaluation of the trait, and as the basis for measuring differences in greenhouse gas emissions. Arcadia will make available NUE japonica rice on a research basis. ICABIOGRAD will cross this into locally adapted japonica rice (javonica) on a research basis for evaluation in both the greenhouse and field, all under biosafety regulation. Arcadia has already licensed this technology to a commercial partner for Asian markets including Indonesia, thus the avenue for introduction will be through private seed companies. But, by making this technology available to ICABIOGRAD for research, they will gain additional familiarity and collect data that will speed the commercial introduction. ICABIOGRAD currently tests all GM crop material as part of the Indonesian government’s regulatory procedures. In addition, as outlined below, these field trials will provide the opportunity to conduct GHG measurements that compare NUE rice to conventional rice and fertilizer application systems.

Greenhouse Gas Emissions

The results of the research conducted in India under the first grant will lead to the standardization of methodologies and analysis of data for GHG emissions. […*…]

It is expected that this baseline work will provide the basis for recommendations on alternative policies and production practices and technologies to reduce GHG emissions from rice production. Through links to CSISA and IFPRI in Bangladesh, and the Ministry of Agriculture in Indonesia, we will explore how to promote such policy and production changes.

In Bangladesh, this component will be lead by IRRI as part of the CSISA platforms with additional collaboration with IFDC on UDP. In Indonesia, this will be lead by a local institution, the Indonesian Center for Land Resources Research and Climate Change, with training by Arcadia. To ensure

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coordination and training across the work being conducted in India, Bangladesh, and Indonesia, Arcadia will hire a post-doctoral fellow to provide technical support and oversight.

PROGRAM MANAGEMENT

A program committee will be established with 1-2 representatives from each of the partner institutions. The program committee will serve to make decisions about the program and to coordinate implementation. The committee will hold meetings quarterly to discuss work plan development and implementation and share technical progress. It is expected that the committee will meet in person at least once a year with the other meetings being arranged by conference call. From Arcadia, the representatives will be […*…] the lead on new salt gene identification, and a post-doctoral fellow who will oversee the greenhouse gas emissions component.

As the grantee to USAID, Arcadia Biosciences will be responsible for reporting to USAID and will ensure both country-specific reporting as well as progress on global activities undertaken by Arcadia and its partners.

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Rivero, R.M., Kojima, M., Gepstein, A., Sakakibara, H., Mittler, Rl, Gepstein, S., and Blumwald, E. 2007. Delayed leaf senescence induces extreme drought tolerance in a flowing plant. PNAS 104: 19631-19636.

Sade, N., Gebretsadik, M., Seligmann, R., Schwartz, A., Wallach, R., & Moshelion, M. (2010). The Role of Tobacco Aquaporin1 in Improving Water Use Efficiency , Hydraulic Conductivity , and Yield Production Under Salt Stress. Plant Physiol., 152(January), 245-254. doi: 10.1104/pp.109.145854.

Salam, M.A., M.A. Rahman, M.A.R. Bhuiyan, K. Uddin, M.R.A. Sarker, R. Yasmeen, and M.S. Rhaman. 2007. BRRI dhan 47: a salt-tolerant variety for the boro season. Interntaional Rice Research Notes 32(1): 42-43.

Sharawat, A.K., R.T. Carroll, M. DePauw, G.T. Taylor, and A.G. Good. 2008. Genetic engineering of improved nitrogen use efficiency in rice by the tissue-specific expression of alanine aminotransferase. Plant Biotech. J. 6: 722-732.

Shi, W., Muramotoa, Y., Uedaa, A., & Takabe, T. (2001). Cloning of peroxisomal ascorbate peroxidase gene from barley and enhanced thermotolerance by overexpressing in Arabidopsis thaliana. Gene, 273(1), 23-27. doi: 10.1016/S0378-1119(01)00566-2.

Uddin, I., Qi, Y., Yamada, S., Shibuya, I., Deng, X.-ping, Kwak, S.-soo, et al. (2008). Overexpression of a New Rice Vacuolar Antiporter Regulating Protein OsARP Improves Salt Tolerance in Tobacco. Plant Cell Physiol., 49(6), 880-890. doi: 10.1093/pcp/pcn062.

Xu, D., Duan, X., Wang, B., Hong, B., Ho, T.-hua D., & Wu, R. (1996). Expression of a late Embryogenesis Abundant Protein Cene , HVA1 , from Barley Confers Tolerance to Water Deficit and Salt Stress in Transgenic Rice ’. Plant Physiol., 110, 249-257.

Zhang, H.X. and E. Blumwald. 2001. Transgenic salt-tolerant tomtato plants accumulate salt in foliage but not in fruit. Nature Biotechnology 19: 765-768.

Zhifang, G., & Loescher, W. (2003). Expression of a celery mannose 6-phosphate reductase in Arabidopsis thaliana enhances salt tolerance and induces biosynthesis of both mannitol and a glucosyl-mannitol dimer. Plant, Cell and Environment, 26, 275-283.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Annex

Description of NUE, WUE, and Salt Tolerance Technologies under Development from the Initial USAID Grant

Nitrogen Use Efficiency (NUE)

The NUE technology developed at Arcadia is based on modulating the expression of an aminotransferase gene. Aminotransferases are integral to N assimilation for the production of amino acids and N allocation in plants. Alanine aminotransferase enzymes catalyze the reversible formation of alanine and 2-oxoglutarate from glutamate and pyruvate. Increased NUE in transgenic plants expressing an alanine aminotransferase (AlaAT) from barley under the control of a stress-inducible promoter from the canola turgor-responsive gene (btg26) was first demonstrated in canola (Good et aI., 2007). Arcadia’s NUE technology enables plants to absorb and utilize nitrogen fertilizer much more efficiently than their non-transgenic controls. This results in the same high yields as conventional crops while using half as much nitrogen fertilizer, or higher yields if using the same amount of fertilizer. In either case, less nitrogen escapes into the water and air.

Canola expressing btg-AlaAT has been extensively field tested for NUE by Arcadia since 2002. This work has progressed over 7 field seasons in the Imperial Valley of California and throughout the upper Midwestern United States. Typical results from application of urea fertilizer are shown below. Similar seed yields were achieved in the transgenic line using 66% less nitrogen than the control. In addition, seed yield was increased in the transgenic line by as much as 33% over the control at conventionally applied nitrogen levels.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Extensive analyses on btg-AlaAT transgenic canola plants and seeds did not show any significant compositional differences at maturity. The plants showed no differences in nitrogen, phosphorus or potassium content. In addition, the seeds contained no differences in moisture content, size, protein content, amino acid composition, oil percentage or fatty acid composition. In addition to demonstrated field success in canola, Arcadia has shown similar NUE results in several varieties of japonica rice, wheat, and sugar beets. In rice, AlaAT is expressed under the control of the rice homologue of the btg related promoter OsAnt1. Both greenhouse and field trial results from California have shown increases in seed yield, panicle number and biomass in the transgenic lines as compared to controls under various nitrogen treatment. Additional field trials are underway this summer in California. The figure on the left below shows NUE rice versus wild type controls. The figure on the right shows the grain yield differences of the transgenic lines NUE rice as compared to the two types of controls under different applied nitrogen rates.

These data are consistent with data published by Shrawat et al (2008).

Salt Tolerance Technology (NHX)

Arcadia’s salinity-tolerance technology is based on the overexpression of plant vacuolar Na+/H+

antiporter(s) (NHXs) (Apse et aI., 1999, Zhang and Blumwald, 2001). NHX overexpression promotes the sequestering of sodium ions into the vacuoles of the cells, where it is not toxic and contributes favorably to the osmotic balance of the cells and plant tissues. This strategy, which is based on the characteristic high activity of vacuolar NHX activity observed in salt tolerant halophytes, promotes the tolerance of shoot tissues to sodium. There is also evidence that the overexpression of NHX in roots promotes K+ homeostasis under saline conditions. It permits the growth and production of seed under salinity stress levels that would otherwise have a negative impact on yield. Arcadia’s salt-tolerance technology can improve farming efficiencies and reduce the need to expand agricultural activities into new areas. In addition, this technology can reduce the need for fresh water by allowing increased use of lower quality (brackish) water.

Arcadia’s salinity tolerance technology has been demonstrated in multiple model and agricultural crops, including Arabidopsis, tomato, canola, wheat, cotton and rice. The technology has been validated by many academic researchers (Fukuda et aL, 2004, Verma et aL, 2007, and references therein). Arcadia has tested transgenic rice events in field tests in California. On chronic exposure to high salinity stress (E.C.w=6.7), independent transgenic rice lines over-expressing AtNHX1 (G5 and G6) retained 40% of their yield, while the controls (Null and WT) retained only 20%.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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There are encouraging results published in the literature for wheat reported by Xue et al (2004) using NHX overexpression in wheat in laboratory and field tests and by Islam et al (2010) for rice in the greenhouse.

Water Use Efficiency (WUE)

The WUE technology being developed at Arcadia is based on the production of cytokinins under stress conditions. This approach has been shown in tobacco to be effective at preserving yields under chronic deficit irrigation and at mitigating yield loss under extended periods of soil drying. The transgenic construct (pSARK-IPT) contains a maturation-induced promoter (SARK) that controls the expression of isopentenyltransferase (IPT), which is the rate-limiting enzyme in cytokinin biosynthesis. Plants typically respond to water stress by reducing transpiration. Initially this will induce stomatal closing. Senescence and abscission of leaves for the recovery of nitrogen and photoassimilates and the reduction of canopy size are typical adaptive responses which allow plants to set seed under prolonged or severe stress. However, the yield is greatly reduced. In crop plants, a severe yield reduction is considered crop failure. Better control over senescence initiation provides protection against yield losses in pSARK-1PT transgenic plants subjected to limiting water conditions.

This technology has been successfully tested in tobacco, both in greenhouse (Rivero et aI., 2007) and under field conditions. Field trials in rice are currently underway in California. Rivero et al. (2007) reported that the pSARK-IPT transgenic tobacco recovered from extreme drought. Biomass and seed yields from wild type plants were dramatically reduced (due to senescence and leaf death), while the transgenic plants recovered from wilting and continued to complete their life cycle with good seed yields.

In separate experiments in which plants were watered regularly but at reduced rates, the transgenic pSARK-IPT lines lost only 10% in biomass and seed yield, while the wild type controls suffered a 60% loss. The response of the transgenic tobacco to these greenhouse treatments suggests that the technology is appropriate for addressing crop performance during either short term drought, which can lead to crop failure, or prolonged water stresses which reduce yields dramatically in the non- transgenic control.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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MODIFICATION OF ASSISTANCE AWARD
1.	MODIFICATION	2.	EFFECTIVE DATE OF	3.	AWARD NUMBER:	4.	EFFECTIVE DATE OF
	NUMBER:		MODIFICATION:				AWARD:
	04		See block 15		AEG-A-00-08-00009-00		09/30/2008

5. RECIPIENT:	6. ADMINISTERED BY:

Arcadia Biosciences, Inc.	U.S. Agency for International Development
202 Cousteau Pl., Suite 200	Office of Acquisition and Assistance
Davis, CA 95618	M/OAA/EGAT, Room 566-K1, SA-44
1300 Pennsylvania Avenue, NW
Washington, DC 20523

DUNS NO: 135964760
TIN NO.: 81-0571538	LOC NO.: N/A

7. FISCAL DATA:		8. TECHNICAL OFFICE:

See page 2		BFS/ARP

Amount Obligated:	9. PAYMENT OFFICE:
Budget Fiscal Year:
Operating Unit:	U.S. Agency for International Development
Strategic Objective:	Office of the Chief Financial Officer
Team/Division:	Federal Canter Plaza (SA-44)
Benefitting Geo Area:	M/CFO/CMP, 4th Floor
Object Class:	301 4th Street, S.W.
Weshington, DC 20547

10. FUNDING SUMMARY:

	Obligated Amount	Total Est. Amount
Amount Obligated prior to this Modification:	$4,131,056	$8,175,367
Change Made by this Modification:	$2,027,953	$0.00
New/Current Total:	$6,159,009	$8,175,387

11. DESCRIPTION OF MODIFICATION:

The purposes of this Modification are to:
1) Provide incremental funding in the amount of $2,027,953, increasing the total obligation from $4,131,056 to $6,159,009;
2) Replace the previous budget with a revised budget;
3) Update Section A.6, Indirect Cost Rates, to incorporate a ceiling rate to be used for the entirety of the award;
4) Correct several administrative details in Section A;
5) Update the Section titled Authorized Geographic Code to include the new Code 937;
6) Update the Mandatory Standard Provisions; and
7) Update the required as applicable provision entitled “Cost Sharing (Matching)”.

CONTINUED ON PAGE 2

12. THIS MODIFICATION IS ENTERED INTO PURSUANT TO THE AUTHORITY OF THE FOREIGN ASSISTANCE ACT OF 1961, AS AMENDED, EXCEPT AS SPECIFICALLY AMENDED HEREIN, ALL TERMS AND CONDITIONS OF THE AWARD REFERENCED ON BLOCK #3 ABOVE, AS IT MAY HAVE HERETOFORE BEEN AMENDED, REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

13. RECIPIENT ☒ IS ☐ IS NOT REQUIRED TO SIGN THIS DOCUMENT TO RECONFIRM ITS AGREEMENT WITH THE CHANGES EFFECTED HEREIN

14. RECIPIENT:	15.	THE UNITED STATES OF AMERICA
U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT

BY:	/s/ Eric J. Rey	BY:	/s/ Moncel Petitto

	Eric J. Rey		Moncel Petitto
	(Name Typed or Printed)		(Name Typed or Printed)

TITLE:	President & CEO	TITLE:	Agreement Officer

DATE:	09/25/2012	DATE:	09/25/2012

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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MODIFICATION OF ASSISTANCE AWARD
CONTINUATION PAGE

AWARD NO.	MODIFICATION NO.

AEG-A-00-08-00009-00	04

11. DESCRIPTION OF MODIFICATION (CONTINUED)

Accordingly, the above-numbered award is hereby further amended as follows:

Page 3, Section A. General

1.          Amount Obligated in this Action: Delete this line in its entirety.

2.          Total Estimated USAID Amount:

Delete $3,631,056

Insert $8,175,387

3.          Total Obligated USAID Amount:

Delete $3,381,056

Insert $6,159,009

Page 3, Section B. Specific

Insert the following accounting data:

REQM-BFS-12-000072
BBFY	2011
EBFY	2012
Fund	DV-GFSI
OP	BFS/ART
Prog Area	A18
Dist Code	BFS-CRC
Prog Elem	A074
BGA	997
SOC	4100302
Amount	$677,953

BBFY	2012
EBFY	2013
Fund	DV-GFSI
OP	BANGLADESH
Prog Area	A18
Dist Code	388W
Prog Elem	A074
Team/Div	BANGLADESH
BGA	388
SOC	4100301
Amount	$1,000,000

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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BBFY	2012
EBFY	2013
Fund	DV-GFSI
OP	INDONESIA
Prog Area	A18
Dist Code	497-W
Prog Elem	A074
Team/Div	RDMA/GDO
BGA	497
SOC	4100301
Amount	$350,000

Page 6, A.2 Period of Cooperative Agreement

Delete

1.      “The estimated completion date of this Cooperative Agreement is 9/29/2011.” in its entirety

Insert

“The estimated completion date of this Cooperative Agreement is 9/30/2016.” in lieu thereof.

Delete

2.      “Funds obligated hereunder are available for program expenditures for the estimated period September 30, 2008 to September 30, 2010 subject to approval of performance through September 30, 2009 (See A.3.4 below).” in its entirety.

Insert

“Funds obligated hereunder are available for program expenditures for the estimated period September 30, 2008 to September 30, 2016 subject to approval of performance through September 30, 2015 (See A.3.4 below).” in lieu thereof.

Page 6, A.3 AMOUNT OF COOPERATIVE AGREEMENT AND PAYMENT

1.      The total estimated amount of this Cooperative Agreement for the period shown in A.2 above is $3,631,056.00.

Replace “$3,631,056.00” with “$8,175,387.00”

2.      USAID hereby obligates the amount of $3,381,056.

Replace “$3,381,056” with “$6,159,009”

2.      Page 6, A.4 COOPERATIVE AGREEMENT BUDGET

Replace the budget with the following revised budget:

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Overall Budget
India	$3,631,056
Indonesia	$1,037,252
Bangladesh	$2,250,607
Core Global	$1,256,472
Total	$8,175,387
Arcadia Cost Share	$6,360,000

Budget Line Items (Years 4-8)	Totals
Salaries Wages and Benefits	$1,360,148
Plant Growth Facilities	$331,333
Materials and Supplies	$264,522
Subcontracting	$1,070,855
Equipment	$56,650
Travel/Per Diem	$179,208
Core Global	$250,000
Total Direct Costs	$3,512,717
Overhead Indirect Cost	$1,281,614

TOTAL COSTS:	$4,794,331

3. Page 8, A.6 Indirect Cost Rate

Delete this section in its entirety and Insert the following in lieu thereof:

“Pending establishment of revised provisional or final indirect cost rates, allowable indirect costs shall be reimbursed on the basis of the following negotiated provisional or predetermined rates and the appropriate bases:

(1) Reimbursement for allowable indirect costs shall be at final negotiated rates but not in excess of the following ceiling rates:

Description	Rate	Base	Type	Period
G&A*	52.5%	(1/)	(1/)	(1/)

*G&A on subawards is limited to 15%

(1/)	Base of application: Total costs incurred excluding G&A expenses
Type of Rate: Ceiling
Period: For the full Term of the Agreement, beginning 9/30/2008, including any extension(s) thereof.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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2)             The Awardee is required to provide written notification to the indirect cost negotiator prior to implementing any changes which could affect the applicability of the approved rates. Any changes in accounting practice to include changes in the method of charging a particular type of cost as direct or indirect and changes in the indirect cost allocation base or allocation methodology require the prior approval of the Office of Overhead, Special Cost and Closeout (OCC). Failure to obtain such prior written approval may result in cost disallowance.

(3)         The Government shall not be obligated to pay any additional amount on account of indirect costs above the ceiling rates established in the Agreement. If the final indirect cost rates are less than the negotiated ceiling rates, the negotiated rates will be reduced to conform to the lower rates.

(4)         This understanding shall not change any monetary ceiling, obligation, cost limitation, or obligation established in the Agreement.”

[End of section]

4.      Page 8, A.8 Authorized Geographic Code

Delete “The authorized geographic code for procurement of goods and services under this award is 000.” in its entirety and

Replace with “The authorized geographic code for procurement of goods and services under this award is 937.” in lieu thereof.

5.      Page 5, Required as Applicable Standard Provisions for U.S. NonGovernmental Recipients

Delete “7. Cost Sharing (Matching) (July 2002)” in its entirety

Replace with “7. Cost Sharing (Matching) (February 2012)” in lieu thereof.

Page 72, 7.Cost Sharing (Matching)

Delete this section in its entirety and Insert the following in lieu thereof:

COST SHARING (MATCHING) (February 2012)

a.                                      If at the end of any funding period, the recipient has expended an amount of non-Federal funds less than the agreed upon amount or percentage of total expenditures, the Agreement Officer may apply the difference to reduce the amount of USAID incremental funding in the following funding period. If the award has expired or has been terminated, the Agreement Officer may require the recipient to refund the difference to USAID.

b.                                      The source and nationality requirements and the restricted goods provision established in the Standard Provision entitled “USAID Eligibility Rules for Goods and Services” do

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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not apply to cost sharing (matching) expenditures.

[End of provision]

Page 28, STANDARD PROVISIONS FOR U.S. NONGOVERNMENTAL RECIPIENTS, delete the Mandatory Standard Provisions included in the original award in its entirety and substitute with the annex No.1 to this modification.

All other terms and conditions will remain the same.

[End of Modification]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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AEG-A-00-08-00009-00

Modification No. 4

Annex 1

MANDATORY STANDARD PROVISIONS FOR U.S. NONGOVERNMENTAL ORGANIZATIONS

M1.                          APPLICABILITY OF 22 CFR PART 226 (MAY 2005)

a.                                      All provisions of 22 CFR 226 and all Standard Provisions attached to this agreement are applicable to the recipient and to subrecipients which meet the definition of “Recipient” in part 226, unless a section specifically excludes a subrecipient from coverage. The recipient must assure that subrecipients have copies of all the attached standard provisions.

b.                                      For any subawards made with Non-U.S. subrecipients the recipient must include the applicable “Standard Provisions for Non-US Nongovernmental Organizations.” Recipients are required to ensure compliance with monitoring procedures in accordance with OMB Circular A-133.

[END OF PROVISION]

M2.                          INELIGIBLE COUNTRIES (MAY 1986)

Unless otherwise approved by the USAID Agreement Officer, funds will only be expended for assistance to countries eligible for assistance under the Foreign Assistance Act of 1961, as amended, or under acts appropriating funds for foreign assistance.

[END OF PROVISION]

*M3.                   NONDISCRIMINATION (JUNE 2012)

No U.S. citizen or legal resident shall be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination on the basis of race, color, national origin, age, disability, or sex under any program or activity funded by this award when work under the grant is performed in the U.S. or when employees are recruited from the U.S.

Additionally, USAID is committed to achieving and maintaining a diverse and representative workforce and a workplace free of discrimination. Based on law, Executive Order, and Agency policy, USAID prohibits discrimination, including harassment, in its own workplace on the basis of race, color, religion, sex (including pregnancy and gender identity), national origin, disability, age, veteran’s status, sexual orientation, genetic information, marital status, parental status, political affiliation, and any other conduct that does not adversely affect the performance of the employee.

In addition, the Agency strongly encourages its recipients and their subrecipients and vendors (at all tiers), performing both in the U.S. and overseas, to develop and enforce comprehensive nondiscrimination policies for their workplaces that include protection for all their employees on these expanded bases, subject to applicable law.

[END OF PROVISION]

*M4.                   AMENDMENT OF AWARD (JUNE 2012)

This award may only be amended in writing, by formal amendment or letter, signed by the Agreement Officer (AO), and in the case of a bilateral amendment, by the AO and an authorized official of the recipient.

[END OF PROVISION]

*M5.                   NOTICES (JUNE 2012)

Any notice given by USAID or the recipient is sufficient only if in writing and delivered in person, mailed or e-mailed as follows:

(1)                                 To the USAID Agreement Officer, at the address specified in this award; or

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(2)                                 To the recipient, at the recipient’s address shown in this award, or to such other address specified in this award.

[END OF PROVISION]

*M6.                   SUBAGREEMENTS (JUNE 2012)

a.                                      Subawardees and contractors have no relationship with USAID under the terms of this award. All required USAID approvals must be directed through the recipient to USAID.

b.                                      Notwithstanding any other term of this award, subawardees and contractors have no right to submit claims directly to USAID and USAID assumes no liability for any third party claims against the recipient.

[END OF PROVISION]

M7.                          OMB APPROVAL UNDER THE PAPERWORK REDUCTION ACT (DECEMBER 2003)

Information collection requirements imposed by this award are covered by OMB approval number 0412-0510; the current expiration date is 04/30/2005. The Standard Provisions containing the requirement and an estimate of the public reporting burden (including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information) are

Standard Provision	Burden Estimate
Air Travel and Transportation	1 (hour)
Ocean Shipment of Goods	.5
Patent Rights	.5
Publications	.5
Negotiated Indirect Cost Rates - (Predetermined and Provisional)	1
Voluntary Population Planning	.5
Protection of the Individual as a Research Subject	1

22 CFR 226	Burden Estimate
22 CFR 226.40-.49, Procurement of Goods and Services	1 (hour)
22 CFR 226.30 -.36, Property Standards	1.5

Comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, may be sent to the Office of Acquisition and Assistance, Policy Division (M/OAA/P), U.S. Agency for International Development, Washington, DC 20523-7801 and to the Office of Management and Budget, Paperwork Reduction Project (0412-0510), Washington, DC 20503.

[END OF PROVISION]

*M8.                   USAID ELIGIBILITY RULES FOR GOODS AND SERVICES (JUNE 2012)

a.                                      This provision is not applicable to commodities or services that the recipient provides with private funds as part of a cost-sharing requirement, or with Program Income generated under this award.

b.                                      Ineligible and Restricted Commodities and Services:

(1)                                 Ineligible Commodities and Services. The recipient must not, under any circumstances, procure any of the following under this award:

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(i)                                     Military equipment,

(ii)                                  Surveillance equipment,

(iii)                               Commodities and services for support of police or other law enforcement activities,

(iv)                              Abortion equipment and services,

(v)                                 Luxury goods and gambling equipment, or

(vi)                              Weather modification equipment.

(2)                                 Ineligible Suppliers. Any firms or individuals that do not comply with the requirements in Standard Provision, “Debarment, Suspension and Other Responsibility Matters” and Standard Provision, “Preventing Terrorist Financing” must not be used to provide any commodities or services funded under this award.

(3)                                 Restricted Commodities. The recipient must obtain prior written approval of the Agreement Officer (AO) or comply with required procedures under an applicable waiver, as provided by the AO when procuring any of the following commodities:

(i)                                     Agricultural commodities,

(ii)                                  Motor vehicles,

(iii)                               Pharmaceuticals,

(iv)                              Pesticides,

(v)                                 Used equipment,

(vi)                              U.S. Government-owned excess property, or

(vii)                           Fertilizer.

c.                                       Source and Nationality:

Except as may be specifically approved in advance by the AO, all commodities and services that will be reimbursed by USAID under this award must be from the authorized geographic code specified in this award and must meet the source and nationality requirements set forth in 22 CFR 228. If the geographic code is not specified, the authorized geographic code is 937. When the total value of procurement for commodities and services during the life of this award is valued at $250,000 or less, the authorized geographic code for procurement of all goods and services to be reimbursed under this award is code 935. For a current list of countries within each geographic code, see: http://inside.usaid.gov/ADS/300/310.pdf.

d.                                      Guidance on the eligibility of specific commodities and services may be obtained from the AO. If USAID determines that the recipient has procured any commodities or services under this award contrary to the requirements of this provision, and has received payment for such purposes, the AO may require the recipient to refund the entire amount of the purchase.

e.                                       This provision must be included in all subagreements, including subawards and contracts, which include procurement of commodities or services.

[END OF PROVISION]

*M9.                   DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY MATTERS (JUNE 2012)

a.                                      The recipient agrees to notify the Agreement Officer (AO) immediately upon learning that it or any of its principals:

(1)                                 Are presently excluded or disqualified from covered transactions by any Federal department or agency;

(2)                                 Have been convicted within the preceding three-year period preceding this proposal; been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State,

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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or local) transaction or contract under a public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, receiving stolen property, making false claims, or obstruction of justice; commission of any other offense indicating a lack of business integrity or business honesty that seriously and directly affects your present responsibility;

(3)                                 Are presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State, or local) with commission of any of the offenses enumerated in paragraph a.(2); and

(4)                                 Have had one or more public transactions (Federal, State, or local) terminated for cause or default within the preceding three years.

b.                                      The recipient agrees that, unless authorized by the AO, it will not knowingly enter into any subagreements or contracts under this award with a person or entity that is included on the Excluded Parties List System (www.epls.gov/). The recipient further agrees to include the following provision in any subagreements or contracts entered into under this award:

DEBARMENT, SUSPENSION, INELIGIBILITY, AND VOLUNTARY EXCLUSION (JUNE 2012)

The recipient/contractor certifies that neither it nor its principals is presently excluded or disqualified from participation in this transaction by any Federal department or agency.

c.                                       The policies and procedures applicable to debarment, suspension, and ineligibility under USAID-financed transactions are set forth in Subpart C of 2 CFR Section 180, as supplemented by 2 CFR 780.

[END OF PROVISION]

*M10.            DRUG-FREE WORKPLACE (JUNE 2012)

a.                                      The recipient must comply with drug-free workplace requirements in subpart B (or subpart C, if the recipient is an individual) of 2 CFR 782, which adopts the Government-wide implementation (2 CFR part 182) of sec. 5152—5158 of the Drug-Free Workplace Act of 1988 (Pub. L. 100—690, Title V, Subtitle D; 41 U.S.C. 701—707).

[END OF PROVISION]

*M11.            EQUAL PARTICIPATION BY FAITH-BASED ORGANIZATIONS (JUNE 2012)

a.                                      Faith-Based Organizations Encouraged.

Faith-based organizations are eligible to compete on an equal basis as any other organization to participate in USAID programs. Neither USAID nor entities that make and administer subawards of USAID funds will discriminate for or against an organization on the basis of the organization’s religious character or affiliation. A faith-based organization may continue to carry out its mission, including the definition, practice, and expression of its religious beliefs, within the limits contained in this provision. More information can be found at the USAID Faith-Based and Community Initiatives Web site: http://transition.usaid.gov/our work/global partnerships/fbci/ and 22 CFR 205.1.

b.                                      Inherently Religious Activities Prohibited.

(1)                                 Inherently religious activities include, among other things, worship, religious instruction, prayer, or proselytization.

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4

(2)                                 The recipient must not engage in inherently religious activities as part of the programs or services directly funded with financial assistance from USAID. If the recipient engages in inherently religious activities, it must offer those services at a different time or location from any programs or services directly funded by this award, and participation by beneficiaries in any such inherently religious activities must be voluntary.

(3)                                 These restrictions apply equally to religious and secular organizations. All organizations that participate in USAID programs, including religious ones, must carry out eligible activities in accordance with all program requirements and other applicable requirements governing USAID-funded activities.

(4)                                 These restrictions do not apply to USAID-funded programs where chaplains work with inmates in prisons, detention facilities, or community correction centers, or where USAID funds are provided to religious or other organizations for programs in prisons, detention facilities, or community correction centers, in which such organizations assist chaplains in carrying out their duties.

(5)                                 Notwithstanding the restrictions of b.(1) and (2), a religious organization that participates in USAID-funded programs or services

(i)                                     Retains its independence and may continue to carry out its mission, including the definition, practice, and expression of its religious beliefs, provided that it does not use direct financial assistance from USAID to support any inherently religious activities,

(ii)                                  May use space in its facilities, without removing religious art, icons, scriptures, or other religious symbols, and

(iii)                               Retains its authority over its internal governance, and it may retain religious terms in its organization’s name, select its board members on a religious basis, and include religious references in its organization’s mission statements and other governing documents.

c.                                       Construction of Structures Used for Inherently Religious Activities Prohibited. The recipient must not use USAID funds for the acquisition, construction, or rehabilitation of structures to the extent that those structures are used for inherently religious activities, such as sanctuaries, chapels, or other rooms that the recipient uses as its principal place of worship. Except for a structure used as its principal place of worship, where a structure is used for both eligible and inherently religious activities, USAID funds may not exceed the cost of those portions of the acquisition, construction, or rehabilitation that are attributable to eligible activities.

d.                                      Discrimination Based on Religion Prohibited. The recipient must not discriminate against any beneficiary or potential beneficiary on the basis of religion or religious belief as part of the programs or services directly funded with financial assistance from USAID.

e.                                       A religious organization’s exemption from the Federal prohibition on employment discrimination on the basis of religion, set forth in Sec. 702(a) of the Civil Rights Act of 1964, 42 U.S.C. 2000e—1 is not forfeited when the organization receives financial assistance from USAID.

f.                                        The Secretary of State may waive the requirements of this section in whole or in part, on a case-by-case basis, where the Secretary determines that such waiver is necessary to further the national security or foreign policy interests of the United States.

[END OF PROVISION]

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5

*M12.            PREVENTING TERRORIST FINANCING — IMPLEMENTATION OF E.O.13224 (JUNE 2012)

a.                                      The recipient is reminded that U.S. Executive Orders and U.S. law prohibits transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. The recipient must not engage in transactions with, or provide resources or support to, individuals and organizations associated with terrorism. In addition, the recipient must verify that no support or resources are provided to individuals or entities that appear on the Specially Designated Nationals and Blocked Persons List maintained by the U.S. Treasury (online at: http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx) or the United Nations Security designation list (online at: http://www.un.org/sc/committees/1267/aq sanctions list.shtml).

b.                                      This provision must be included in all subagreements, including contracts and subawards, issued under this award.

[END OF PROVISION]

*M13.            MARKING AND PUBLIC COMMUNICATIONS UNDER USAID-FUNDED ASSISTANCE (JUNE 2012)

a.                                      The USAID Identity is the official marking for USAID, comprised of the USAID logo and brandmark with the tagline “from the American people.” The USAID Identity is on the USAID Web site at www.usaid.gov/branding. Recipients must use the USAID Identity, of a size and prominence equivalent to or greater than any other identity or logo displayed, to mark the following:

(1)                                 Programs, projects, activities, public communications, and commodities partially or fully funded by USAID;

(2)                                 Program, project, or activity sites funded by USAID, including visible infrastructure projects or other physical sites;

(3)                                 Technical assistance, studies, reports, papers, publications, audio-visual productions, public service announcements, Web sites/Internet activities, promotional, informational, media, or communications products funded by USAID;

(4)                                 Commodities, equipment, supplies, and other materials funded by USAID, including commodities or equipment provided under humanitarian assistance or disaster relief programs; and

(5)                                 Events financed by USAID, such as training courses, conferences, seminars, exhibitions, fairs, workshops, press conferences and other public activities. If the USAID Identity cannot be displayed, the recipient is encouraged to otherwise acknowledge USAID and the support of the American people.

b.                                      When this award contains an approved Marking Plan, the recipient must implement the requirements of this provision following the approved Marking Plan.

c.                                       If a “Marking Plan” is not included in this award, the recipient must propose and submit a plan for approval within the time specified by the Agreement Officer (AO).

d.                                      The AO may require a preproduction review of program materials and “public communications” (documents and messages intended for external distribution, including but not limited to correspondence; publications; studies; reports; audio visual productions; applications; forms; press; and promotional materials) used in connection with USAID-funded programs, projects or activities, for compliance with an approved Marking Plan.

e.                                       The recipient is encouraged to give public notice of the receipt of this award and announce progress and accomplishments. The recipient must provide copies of notices or announcements to the Agreement

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6

Officer’s Representative (AOR) and to USAID’s Office of Legislative and Public Affairs in advance of release, as practicable. Press releases or other public notices must include a statement substantially as follows:

‘The U.S. Agency for International Development administers the U.S. foreign assistance program providing economic and humanitarian assistance in more than 80 countries worldwide.”

f.                                        Any “public communication” in which the content has not been approved by USAID must contain the following disclaimer:

“This study/report/audio/visual/other information/media product (specify) is made possible by the generous support of the American people through the United States Agency for International Development (USAID). The contents are the responsibility of [insert recipient name] and do not necessarily reflect the views of USAID or the United States Government.”

g.                                       The recipient must provide the USAID AOR, with two copies of all program and communications materials produced under this award.

h.                                      The recipient may request an exception from USAID marking requirements when USAID marking requirements would:

(1)                                 Compromise the intrinsic independence or neutrality of a program or materials where independence or neutrality is an inherent aspect of the program and materials;

(2)                                 Diminish the credibility of audits, reports, analyses, studies, or policy recommendations whose data or findings must be seen as independent;

(3)                                 Undercut host-country government “ownership” of constitutions, laws, regulations, policies, studies, assessments, reports, publications, surveys or audits, public service announcements, or other communications;

(4)                                 Impair the functionality of an item;

(5)                                 Incur substantial costs or be impractical;

(6)                                 Offend local cultural or social norms, or be considered inappropriate; or

(7)                                 Conflict with international law.

i.                                          The recipient may submit a waiver request of the marking requirements of this provision or the Marking Plan, through the AOR, when USAID-required marking would pose compelling political, safety, or security concerns, or have an adverse impact in the cooperating country.

(1)                                 Approved waivers “flow down” to subagreements, including subawards and contracts, unless specified otherwise. The waiver may also include the removal of USAID markings already affixed, if circumstances warrant.

(2)                                 USAID determinations regarding waiver requests are subject to appeal by the recipient, by submitting a written request to reconsider the determination to the cognizant Assistant Administrator.

j.                                         The recipient must include the following marking provision in any subagreements entered into under this award:

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7

“As a condition of receipt of this subaward, marking with the USAID Identity of a size and prominence equivalent to or greater than the recipient’s, subrecipient’s, other donor’s, or third party’s is required. In the event the recipient chooses not to require marking with its own identity or logo by the subrecipient, USAID may, at its discretion, require marking by the subrecipient with the USAID Identity.”

[END OF PROVISION]

M14.                   REGULATIONS GOVERNING EMPLOYEES (AUGUST 1992)

a.                                      The recipient’s employees must maintain private status and may not rely on local U.S. Government offices or facilities for support while under this grant.

b.                                      The sale of personal property or automobiles by recipient employees and their dependents in the foreign country to which they are assigned are subject to the same limitations and prohibitions which apply to direct-hire USAID personnel employed by the Mission, including the rules contained in 22 CFR 136, except as this may conflict with host government regulations.

c.                                      Other than work to be performed under this award for which an employee is assigned by the recipient, employees of the recipient must not engage directly or indirectly, either in the individual’s own name or in the name or through an agency of another person, in any business, profession, or occupation in the foreign countries to which the individual is assigned. In addition, the individual must not make loans or investments to or in any business, profession, or occupation in the foreign countries to which the individual is assigned.

d.                                      The recipient’s employees, while in a foreign country, are expected to show respect for its conventions, customs, and institutions, to abide by its applicable laws and regulations, and not to interfere in its internal political affairs.

e.                                       In the event the conduct of any recipient employee is not in accordance with the preceding paragraphs, the recipient’s chief of party must consult with the USAID Mission Director and the employee involved, and must recommend to the recipient a course of action with regard to such employee.

f.                                        The parties recognize the rights of the U.S. Ambassador to direct the removal from a country of any U.S. citizen or the discharge from this grant award of any third country national when, in the discretion of the Ambassador, the interests of the United States so require.

g.                                       If it is determined, either under e. or f. above, that the services of such employee should be terminated, the recipient must use its best efforts to cause the return of such employee to the United States, or point of origin, as appropriate.

[END OF PROVISION]

M15.                   CONVERSION OF UNITED STATES DOLLARS TO LOCAL CURRENCY (NOVEMBER 1985)

Upon arrival in the cooperating country, and from time to time as appropriate, the recipient’s chief of party must consult with the Mission Director who must provide, in writing, the procedure the recipient and its employees must follow in the conversion of United States dollars to local currency. This may include, but is not limited to, the conversion of currency through the cognizant United States Disbursing Officer or Mission Controller, as appropriate.

[END OF PROVISION]

M16.                   USE OF POUCH FACILITIES (AUGUST 1992)

a.                                      Use of diplomatic pouch is controlled by the Department of State. The Department of State has authorized the use of pouch facilities for USAID recipients and their employees as a general policy, as

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8

detailed in items (1) through (6) below. However, the final decision regarding use of pouch facilities rest with the Embassy or USAID Mission. In consideration of the use of pouch facilities, the recipient and its employees agree to indemnify and hold harmless, the Department of State and USAID for loss or damage occurring in pouch transmission:

(1)                                 Recipients and their employees are authorized use of the pouch for transmission and receipt of up to a maximum of .9 kgs per shipment of correspondence and documents needed in the administration of assistance programs.

(2)                                 U.S. citizen employees are authorized use of the pouch for personal mail up to a maximum of .45 kgs per shipment (but see a.(3) below).

(3)                                 Merchandise, parcels, magazines, or newspapers are not considered to be personal mail for purposes of this standard provision and are not authorized to be sent or received by pouch.

(4)                                 Official and personal mail pursuant to a.(1) and (2) above sent by pouch should be addressed as follows:

Name of individual or organization (followed by

letter symbol “G”)

City Name of post (USAID/            )

Agency for International Development

Washington, DC 20523-0001

(5)                                 Mail sent via the diplomatic pouch may not be in violation of U.S. Postal laws and may not contain material ineligible for pouch transmission.

(6)                                 Recipient personnel are NOT authorized use of military postal facilities (APO/FPO). This is an Adjutant General’s decision based on existing laws and regulations governing military postal facilities and is being enforced worldwide.

b.                                      The recipient is responsible for advising its employees of this authorization, these guidelines, and limitations on use of pouch facilities.

c.                                       Specific additional guidance on grantee use of pouch facilities in accordance with this standard provision is available from the Post Communication Center at the Embassy or USAID Mission.

[END OF PROVISION]

*M17.            TRAVEL AND INTERNATIONAL AIR TRANSPORTATION (JUNE 2012)

a.                                      PRIOR BUDGET APPROVAL

Direct charges for travel costs for international air travel by individuals are allowable only when each international trip has received prior budget approval. Such approval is met when all of the following are met:

(1)                                 The trip is identified by providing the following information: the number of trips, the number of individuals per trip, and the origin and destination countries or regions;

(2)                                 All of the information noted at a.(1) above is incorporated in the Schedule of this award or amendments to this award; and

(3)                                 The costs related to the travel are incorporated in the budget of this award.

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9

The Agreement Officer (AO) may approve, in writing, international travel costs that have not been incorporated in this award. To obtain AO approval, the recipient must request approval at least three weeks before the international travel, or as far in advance as possible. The recipient must keep a copy of the AO’s approval in its files. No other clearance (including country clearance) is required for employees of the recipient, its subrecipients or contractors. International travel by employees who are not on official business of the recipient, such as rest and recuperation (R&R) travel offered as part of an employee’s benefits package, must be consistent with the recipient’s personnel and travel policies and procedures and does not require approval.

b.                                      TRAVEL COSTS

All travel costs must comply with the applicable cost principles and must be consistent with those normally allowed in like circumstances in the recipient’s non-USAID-funded activities. Costs incurred by employees and officers for travel, including air fare, costs of lodging, other subsistence, and incidental expenses, may be considered reasonable and allowable only to the extent such costs do not exceed charges normally allowed by the non-profit organization in its regular operations as the result of the non-profit organization’s written travel policy.

In the absence of a reasonable written policy regarding international travel costs, the standard for determining the reasonableness of reimbursement for international travel costs will be the Standardized Regulations (Government Civilians, Foreign Areas), published by the U.S. Department of State, as from time to time amended. The most current Standardized Regulations on international travel costs may be obtained from the AO. In the event that the cost for air fare exceeds the customary standard commercial airfare (coach or equivalent) or the lowest commercial discount airfare, the recipient must document one of the allowable exceptions from the applicable cost principles.

c.                                       FLY AMERICA ACT RESTRICTIONS

(1)                                 The recipient must use U.S. Flag Air Carriers for all international air transportation (including personal effects) funded by this award pursuant to the Fly America Act and its implementing regulations to the extent service by such carriers is available.

(2)                                 In the event that the recipient selects a carrier other than a U.S. Flag Air Carrier for international air transportation, in order for the costs of such international air transportation to be allowable, the recipient must document such transportation in accordance with this provision and maintain such documentation pursuant to the Standard Provision, “Accounting, Audit and Records.” The documentation must use one of the following reasons or other exception under the Fly America Act:

(i)                                     The recipient uses a European Union (EU) flag air carrier, which is an airline operating from an EU country that has signed the US-EU “Open Skies” agreement (http://www.state.gov/e/eb/rls/othr/ata/i/ic/170684.htm).

(ii)                                  Travel to or from one of the following countries on an airline of that country when no city pair fare is in effect for that leg (see http://apps.fas.gsa.gov/citypairs/search/):

a.                                      Australia on an Australian airline,

b.                                      Switzerland on a Swiss airline, or

c.                                       Japan on a Japanese airline;

(iii)                               Only for a particular leg of a route on which no US Flag Air Carrier provides service on that route;

(iv)                              For a trip of 3 hours or less, the use of a US Flag Air Carrier at least doubles the travel time;

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10

(v)                                 If the US Flag Air Carrier offers direct service, use of the US Flag Air Carrier would increase the travel time by more than 24 hours; or

(vi)                              If the US Flag Air Carrier does not offer direct service,

a.                                      Use of the US Flag Air Carrier increases the number of aircraft changes by 2 or more,

b.                                      Use of the US Flag Air Carrier extends travel time by 6 hours or more, or

c.                                       Use of the US Flag Air Carrier requires a layover at an overseas interchange of 4 hours or more.

d.                                      DEFINITIONS

The terms used in this provision have the following meanings:

(1)                                 “Travel costs” means expenses for transportation, lodging, subsistence (meals and incidentals), and related expenses incurred by employees who are on travel status on official business of the recipient for any travel outside the country in which the organization is located. “Travel costs” do not include expenses incurred by employees who are not on official business of the recipient, such as rest and recuperation (R&R) travel offered as part of an employee’s benefits package that are consistent with the recipient’s personnel and travel policies and procedures.

(2)                                 “International air transportation” means international air travel by individuals (and their personal effects) or transportation of cargo by air between a place in the United States and a place outside thereof, or between two places both of which are outside the United States.

(3)                                 “U.S. Flag Air Carrier” means an air carrier on the list issued by the U.S. Department of Transportation at http://ostpxweb.dot.gov/aviation/certific/certlist.htm. U.S. Flag Air Carrier service also includes service provided under a code share agreement with another air carrier when the ticket, or documentation for an electronic ticket, identifies the U.S. flag air carrier’s designator code and flight number.

(4)                                 For this provision, the term “United States” includes the fifty states, Commonwealth of Puerto Rico, possessions of the United States, and the District of Columbia.

e.                                       SUBAGREEMENTS

This provision must be included in all subagreements, including all subawards and contracts, under which this award will finance international air transportation.

[END OF PROVISION]

*M18.            OCEAN SHIPMENT OF GOODS (JUNE 2012)

a.                                      Prior to contracting for ocean transportation to ship goods purchased or financed with USAID funds under this award, the recipient must contact the office below to determine the flag and class of vessel to be used for shipment:

U.S. Agency for International Development,

Office of Acquisition and Assistance, Transportation Division

1300 Pennsylvania Avenue, NW

Washington, DC 20523-7900

Email: oceantransportation@usaid.gov

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

11

b.                                      This provision must be included in all subagreements, including subwards and contracts.

[END OF PROVISION]

M19.                   VOLUNTARY POPULATION PLANNING ACTIVITIES – MANDATORY REQUIREMENTS (MAY 2006)

Requirements for Voluntary Sterilization Programs

(1)                                 Funds made available under this award must not be used to pay for the performance of involuntary sterilization as a method of family planning or to coerce or provide any financial incentive to any individual to practice sterilization.

Prohibition on Abortion-Related Activities:

(1)                                 No funds made available under this award will be used to finance, support, or be attributed to the following activities: (i) procurement or distribution of equipment intended to be used for the purpose of inducing abortions as a method of family planning; (ii) special fees or incentives to any person to coerce or motivate them to have abortions; (iii) payments to persons to perform abortions or to solicit persons to undergo abortions; (iv) information, education, training, or communication programs that seek to promote abortion as a method of family planning; and (v) lobbying for or against abortion. The term “motivate,” as it relates to family planning assistance, must not be construed to prohibit the provision, consistent with local law, of information or counseling about all pregnancy options.

(2)                                 No funds made available under this award will be used to pay for any biomedical research which relates, in whole or in part, to methods of, or the performance of, abortions or involuntary sterilizations as a means of family planning. Epidemiologic or descriptive research to assess the incidence, extent or consequences of abortions is not precluded.

[END OF PROVISION]

*M20.            TRAFFICKING IN PERSONS (JUNE 2012)

a.                                      USAID is authorized to terminate this award, without penalty, if the recipient or its employees, or any subrecipient or its employees, engage in any of the following conduct:

(1)                                 Trafficking in persons (as defined in the Protocol to Prevent, Suppress, and Punish Trafficking in Persons, especially Women and Children, supplementing the UN Convention against Transnational Organized Crime) during the period of this award;

(2)                                 Procurement of a commercial sex act during the period of this award; or

(3)                                 Use of forced labor in the performance of this award.

b.                                      For purposes of this provision, “employee” means an individual who is engaged in the performance of this award as a direct employee, consultant, or volunteer of the recipient or any subrecipient.

c.                                       The recipient must include in all subagreements, including subawards and contracts, a provision prohibiting the conduct described in a(1)-(3) by the subrecipient, contractor or any of their employees.

[END OF PROVISION]

*M21.            SUBMISSIONS TO THE DEVELOPMENT EXPERIENCE CLEARINGHOUSE AND PUBLICATIONS (JUNE 2012)

a.                                      Submissions to the Development Experience Clearinghouse (DEC).

1)                                     The recipient must provide the Agreement Officer’s Representative one copy of any Intellectual

* An asterisk indicates that the section has been revised.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

12

Work that is published, and a list of any Intellectual Work that is not published.

2)                                     In addition, the recipient must submit Intellectual Work, whether published or not, to the DEC, either on-line (preferred) or by mail. The recipient must review the DEC Web site for submission instructions, including document formatting and the types of documents to submit. Submission instructions can be found at: http://dec.usaid.gov.

3)                                     For purposes of submissions to the DEC, Intellectual Work includes all works that document the implementation, evaluation, and results of international development assistance activities developed or acquired under this award, which may include program and communications materials, evaluations and assessments, information products, research and technical reports, progress and performance reports required under this award (excluding administrative financial information), and other reports, articles and papers prepared by the recipient under the award, whether published or not. The term does not include the recipient’s information that is incidental to award administration, such as financial, administrative, cost or pricing, or management information.

4)                                     Each document submitted should contain essential bibliographic information, such as 1) descriptive title; 2) author(s) name; 3) award number; 4) sponsoring USAID office; 5) development objective; and 6) date of publication.

5)                                     The recipient must not submit to the DEC any financially sensitive information or personally identifiable information, such as social security numbers, home addresses and dates of birth. Such information must be removed prior to submission. The recipient must not submit classified documents to the DEC.

b.                                      In the event award funds are used to underwrite the cost of publishing, in lieu of the publisher assuming this cost as is the normal practice, any profits or royalties up to the amount of such cost must be credited to the award unless the schedule of the award has identified the profits or royalties as program income.

[END OF PROVISION]

* An asterisk indicates that the section has been revised

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

13

MODIFICATION OF ASSISTANCE
1. MODIFICATION	2. EFFECTIVE DATE OF	3. AWARD NUMBER:	4. EFFECTIVE DATE OF
NUMBER	MODIFICATION		AWARD :
05	See block 15	A1D-AEG-A-00-08-00009	09/30/2008

5. GRANTEE:		6. ADMINISTERED BY:

Arcadia Biosciences, Inc.		Acquisition and Assistance
202 Cousteau Pl., Suite 200		Office of Acquisition and Assistance
Davis, CA 95618		M/OAA/BFS, Room 568A, SA-44
1300 Pennsylvania Ave, N.W.
Washington, D.C. 20523
DUNS NO 1359644760
TIN NO. : 81-0571538	LOC NO. : HHS-C4625P1

7. FISCAL DATA:	Amount Obligated: $400,000.00	8. TECHNICAL OFFICE: E&E/DGST;

GLAAS Requisition: REQM-BFS-14-000033

9. PAYMENT OFFICE:

Budget Fiscal Year:		U.S. Agency for International Development
Operating Unit:		Office of Financial Management
Strategic Objective:		M/FM/CMP/DC - SA-44 Room 435K
Team/Division:		1300 Pennsylvania Avenue, NW
Benefiting Geo Area:		Washington DC 20523
Object Class:

10. FUNDING SUMMARY:
		Obligated Amount	Total Est. Amt.
Amount Prior to this Modification:		$6,159,009.00	$8,175,387.00
Change Made by this Modification:		$400,000.00	$0.00
New/Current Total:		$6,559,009.00	$8,175,387.00

11. DESCRIPTION OF MODIFICATION

The purpose of this modification is to provide incremental funding in the amount of $400,000.00 to support the Abiotic Stress Tolerant Rice and Wheat program with Arcadia Biosciences. The total obligated amount has increased by $400,000.00 from $6,159,009.00 to $6,559,009.00.

ACCOUNTING DATA:

Accounting Template: BFS BRG Funds: BBFY: 2013; EBFY: 2014; Fund: DV-GFSI; OP: BFS/ARP: Prog Area: A18; Dist Code; BFS- APF; Prog Elem: A074; BGA: 997; SOC: 4100201.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

12. THIS MODIFICATION IS ENTERED INTO PURSUANT TO THE AUTHORITY OF FAA Act of 1961, as amended AS AMENDED. EXCEPT AS SPECIFICALLY HEREIN AMENDED, ALL TERMS AND CONDITIONS OF THE GRANT REFERENCED IN BLOCK #3 ABOVE, AS IT MAY HAVE HERETOFORE BEEN AMENDED, REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

13. GRANTEE ☐ IS ☒ IS NOT REQUIRED TO SIGN THIS DOCUMENT TO RECONFIRM ITS AGREEMENT WITH THE CHANGES EFFECTED HEREIN

14. GRANTEE:		15.	THE UNITED STATES OF AMERICA

U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT

BY:		BY:	/s/ Charles Jackson

Charles Jackson
(Name Typed or Printed)			(Name Typed or Printed)

TITLE:		TITLE:	Agreement Officer

DATE:		DATE:	11/21/2013

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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